                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 24
Statement of Operations.......................... 25
Statement of Changes in Net Assets............... 26
Financial Highlights............................. 27
Notes to Financial Statements.................... 30

TFIN SAR 8/97

                             LETTER TO SHAREHOLDERS




July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to
merge. The merger was completed on                    [PHOTO]
May 31, creating the combined company
of Morgan Stanley, Dean Witter,        DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices

                                                           Continued on page two
rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW

    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.

    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 9.09 percent yield on taxable securities for investors in the 39.6 percent federal income tax bracket.

OUTLOOK

    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.

    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.


                                                        Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG.]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

                                            A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1).....    2.36%      1.96%      1.96%
Six-month total return(2)..................   (2.50%)    (2.02%)     0.96%
One-year total return(2)...................    2.77%      2.98%      6.03%
Five-year average annual total return(2)...    5.53%        N/A        N/A
Ten-year average annual total return(2)....    7.37%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    8.89%      4.26%      4.08%
Commencement Date.......................... 12/14/84   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution Rate(3).......................    4.87%      4.33%      4.33%
Taxable Equivalent Distribution Rate(4)....    7.61%      6.77%      6.77%
SEC Yield(5)...............................    4.33%      3.76%      3.79%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

The terms of the insurance are more fully described in the Fund's prospectus; no representation is made as to the insurer's ability to meet its commitments. In addition, the insurance does not remove market risk, as it does not apply to the value of the securities in the Fund's portfolio, which may increase or decrease depending on interest rates and other factors affecting the municipal credit markets.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

 TOP TEN STATES AS OF JUNE 30, 1997

                         PERCENTAGE OF FUND'S
                        LONG-TERM INVESTMENTS
California............         16.6%
Illinois..............         16.0%
New York..............          7.6%
Pennsylvania..........          5.9%
Texas.................          5.9%
Colorado..............          4.7%
Florida...............          4.1%
Alabama...............          3.8%
Kansas................          3.2%
Washington............          3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AAA........................   100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF JUNE 30, 1997
Health Care................  29.7%
Retail Electric / Gas /
  Telephone................  11.1%
Public Building............   8.3%
General Purpose............   8.1%
Higher Education...........   7.9%

    AS OF DECEMBER 31, 1996
Health Care................  27.7%
Higher Education...........  10.1%
Retail Electric / Gas /
  Telephone................  10.0%
Public Building............   8.9%
General Purpose............   8.5%

 DURATION

                             AS OF JUNE 30, 1997      AS OF DECEMBER 31, 1996
          Duration               7.78 years                 8.02 years

                          PORTFOLIO MANAGEMENT REVIEW
            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

   Q  WHAT FACTORS AFFECTED THE FUND FOR THE FIRST HALF OF THIS YEAR?

   A Interest rates and the economy had a positive impact on the Fund's performance. The U.S. economy has been expanding for several years, and this prosperity is unequaled in history, with unemployment at a 27-year low and few signs of inflation. The downward trend in interest rates in recent years has given us a boost in terms of price appreciation, but also makes it somewhat difficult to build the income component of the Fund.
    In addition, supply and demand of tax-exempt securities impacted our investment technique. Year to date, supply was lower than anticipated, although it rose slightly toward the end of the period. This diminished supply is primarily due to interest rates remaining in the same range throughout much of the 1990s, significantly decreasing the volume of refunding issues coming to market. More importantly, the percentage of triple-A insured issues coming to market has increased steadily, currently making up approximately 52 percent of total volume. In large part, this is attributable to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Combined with drastic cuts in insurance costs over the past four years, yields on insured offerings are much more attractive when compared to those of riskier, lower-rated securities. The attractiveness of insured triple-A bonds resulted in superior price appreciation in this sector, and the increased issuance provides a greater selection for the Fund.

   Q  WHAT CHANGES HAVE YOU MADE TO THE PORTFOLIO OVER THE PERIOD?

   A We continue to keep the Fund well-diversified across industry sectors and states. Because of our strong research abilities in the health-care sector, we were able to extract value from that industry, and it is our largest sector concentration. California bonds are one of the largest state-specific concentration, due in large part to the volume and attractiveness of bonds issued there. At the end of period, we had allocated 16.6 percent of the Fund's long-term investments to California issues. See the chart on page five for more detailed sector and state information.
    The actions of the Federal Reserve Board influenced the Fund and prompted us to make several changes. The Fed preemptively tightened rates in March after improving economic data caused speculation that inflation could start to rise. Later, data showing a tempering of economic activity led to a bond market rally and no further change in rates by the Fed. We had anticipated that the Fed would raise rates to head off inflation; as a result, we lowered our duration to 7.68 years, slightly shorter than the Lehman Brothers Municipal Bond Index duration of 7.83 years. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Duration, expressed in years, is a measurement of the Fund's sensitivity to interest rate movements. The shorter its duration, the less sensitive the Fund is expected to be to interest rate changes. Our timely adjustment proved beneficial for the Fund, because the shorter duration reduced the Fund's relative volatility from changes in interest rates. We maintained a defensive stance with a shorter duration in May when the Fed decided to remain neutral, and our return suffered slightly. After readjusting duration to a more neutral stance, we recovered our earlier losses in June. For additional Fund portfolio highlights, please refer to page five.

   Q  HOW HAS THE FUND PERFORMED OVER THE SIX-MONTH PERIOD?

   A For the six months ended June 30, 1997, the Fund generated a total return of 2.36 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 3.20 percent over the same period. This index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Fund's Class A Share net asset value closed the reporting period at $19.12, down from $19.24 per share six months ago.
    The Fund continued to meet its goal of providing a competitive level of tax-exempt current income. Its Class A share distribution rate was 4.87 percent(3) as of June 30, 1997, based on a monthly dividend of $.0815 per share and a maximum public offering price of $20.07. For investors in the 36 percent federal income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 7.61 percent(4). Please refer to the chart on page four for additional Fund performance results.

   Q  TO WHAT WOULD YOU ATTRIBUTE THE FUND'S SUCCESS?

   A We have always managed the portfolio with long-term performance in mind. We strive for consistency and focus on providing relative net asset value stability and a competitive current yield. It is an approach that has worked well for us throughout a wide range of market conditions.
    Also, we are supported by a very strong research team and a research philosophy that has proven itself over the long term. Our research allows us to get a thorough read on regional economies and build strong relationships and information networks among the issuers and traders we deal with on a daily basis. This gives us a head start in identifying attractive insured high-yielding municipal bond issues. In addition, we continue to pursue municipal bonds issued by specialty states including California, Florida, and New York, providing favorable returns for our shareholders.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We anticipate that demand for insured municipal bonds may continue to be a relevant issue in the coming months when the "June/July effect" comes into play. During the months of June and July, a large number of bonds usually are redeemed or called before maturity, resulting in increased demand for bonds.
    Demand for new bonds should also be heavily influenced by some of the more seasoned California insured mutual funds. Many have considerable positions in high-yielding bonds issued in the late 1980s that will soon be called or redeemed by their issuers. These bond funds will create an environment of heavy demand for insured bonds as they seek to replace redeemed bonds. We hope to take advantage of this situation by holding our California insured bonds with good call protection and selling less desirable bonds.
    We feel confident that we have positioned the Fund for solid, consistent performance. We will continue to manage the Fund with the philosophy we have applied since the Fund's inception, as we seek to achieve our objective of providing shareholders with a high level of current income, exempt from federal income taxes.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG.]
Joseph A. Piraro

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          ALABAMA  2.2%
$ 2,250   Alabama St Brd Edl Rev Shelton St Cmnty College
          (MBIA Insd)......................................   6.000%  10/01/14     $    2,356
  2,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd)...............................   6.750   08/15/17          2,205
  1,900   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
          (Connie Lee Insd)................................   5.875   08/15/25          1,926
  2,500   Jefferson Cnty, AL Brd Edl Cap Outlay Sch (AMBAC
          Insd)............................................   5.875   02/15/20          2,543
  2,000   Lauderdale Cnty & Florence AL Hlthcare Auth Rev
          Eliza Coffee Mem Hosp Rfdg (MBIA Insd)...........   5.750   07/01/19          2,014
  5,500   Limestone Cnty, AL Wtr Auth Wtr Rev (FGIC
          Insd)............................................   7.700   12/01/19          5,780
  5,500   Morgan Cnty Decatur, AL Hlthcare Auth Hosp Rev
          Decatur Genl Hosp Rfdg (Connie Lee Insd).........   6.250   03/01/13          5,853
  2,400   Muscle Shoals, AL Util Brd Wtr & Swr Rev (FSA
          Insd)............................................   6.500   04/01/16          2,632
  1,400   West Morgan East Lawrence Wtr Auth AL Wtr Rev
          (FGIC Insd)......................................   5.625   08/15/21          1,393
  1,000   West Morgan East Lawrence Wtr Auth AL Wtr Rev
          (FGIC Insd)......................................   5.625   08/15/25            994
  1,600   West Morgan East Lawrence Wtr Auth AL Wtr Rev
          (Prerefunded @ 08/15/04) (FSA Insd)..............   6.800   08/15/14          1,831
                                                                                   ----------
                                                                                       29,527
                                                                                   ----------
          ALASKA  0.2%
  2,355   Ketchikan, AK Muni Util Rev Ser R (FSA Insd).....   6.600   12/01/07          2,599
                                                                                   ----------
          ARIZONA  1.3%
 11,000   Arizona St Ctfs Partn Ser B Rfdg (AMBAC Insd)....   6.250   09/01/10         11,740
  2,260   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
          Irvington Proj Tucson Ser A Rfdg (FSA Insd)......   7.250   07/15/10          2,506
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp
          Ser A Rfdg (AMBAC Insd)..........................   6.000   09/01/12          1,971
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem Hosp
          Ser A Rfdg (AMBAC Insd)..........................   6.125   09/01/17          1,842
                                                                                   ----------
                                                                                       18,059
                                                                                   ----------
          CALIFORNIA  16.7%
  4,290   Antioch Area, CA Pub Fac Fin Agy Cmnty Fac Dist
          No 1989 (FGIC Insd)..............................   5.300   08/01/15          4,244
  2,835   Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
          Pool Rev Ser A (FSA Insd)........................   6.000   12/15/14          2,969
  2,555   Berkeley, CA Unified Sch Dist Ser C (AMBAC
          Insd)............................................   5.875   08/01/12          2,674
  1,985   Berkeley, CA Unified Sch Dist Ser C (AMBAC
          Insd)............................................   5.875   08/01/14          2,052
  5,000   Beverly Hills, CA Pub Fin Auth Lease Rev Ser A
          (Inverse Fltg) (MBIA Insd).......................   5.650   06/01/15          4,944
 10,000   California Hlth Fac Fin Auth Rev Sutter Hosp Ser
          A Rfdg (AMBAC Insd)..............................   6.700   01/01/13         10,411

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 3,480   California Pub Cap Impt Fin Auth Rev Pooled Proj
          Ser B (BIGI Insd)................................   8.100%  03/01/18     $    3,637
 10,000   California St Pub Wks Brd Lease Rev Dept of
          Corrections CA St Prison D Susanville (MBIA
          Insd)............................................   5.375   06/01/18          9,647
 16,770   Capistrano, CA Unified Pub Fin Auth Spl Tax Rev
          First Lien Ser A Rfdg (AMBAC Insd)...............   5.700   09/01/16         17,000
  1,225   Chico, CA Pub Fin Auth Rev Tax Alloc Merged Redev
          Proj Area (FSA Insd).............................   5.500   04/01/25          1,198
  3,000   Chino, CA Ctfs Partn Redev Agy (MBIA Insd).......   6.200   09/01/18          3,194
    220   Concord, CA Redev Agy Tax Alloc Cent Concord
          Redev Proj Ser 3 (BIGI Insd).....................   8.000   07/01/18            232
    805   Corona Norco, CA Unified Sch Dist Lease Rev Partn
          Insd Land Acquis Ser A (FSA Insd)................   6.000   04/15/19            831
  1,250   Cucamonga, CA Cnty Wtr Dist Ctfs Partn Fac Refin
          (FGIC Insd)......................................   6.300   09/01/12          1,331
    425   Earlimart, CA Elem Sch Dist Ser 1 (AMBAC Insd)...   6.700   08/01/21            496
  5,675   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA Cent
          for the Arts Rfdg (AMBAC Insd)...................       *   09/01/17          1,653
  6,500   Grossmont, CA Union High Sch Dist Ctfs Partn
          (MBIA Insd)......................................       *   11/15/21          1,315
  3,530   Hollister, CA Redev Agy Tax Alloc Cmnty Dev Proj
          Rfdg (AMBAC Insd)................................   5.375   10/01/13          3,555
  1,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark
          Proj (FSA Insd)..................................   6.500   11/01/12          1,085
  7,000   La Habra, CA Ctfs Partn Pk La Habra & Viewpark
          Proj (FSA Insd)..................................   6.625   11/01/22          7,615
  3,500   Los Angeles Cnty, CA Cap Asset Lease Corp
          Leasehold Rev Rfdg (AMBAC Insd)..................   6.000   12/01/16          3,606
 13,480   Los Angeles Cnty, CA Metro Tran Prop A Second
          Tier Rfdg (MBIA Insd)............................   6.000   07/01/21         14,003
  3,000   Los Angeles, CA Cmnty Redev Agy Tax Alloc Bunker
          Hill Ser H Rfdg (FSA Insd).......................   6.500   12/01/14          3,289
  3,635   Los Angeles, CA Convention & Exhibition Cent Auth
          Lease Rev (MBIA Insd)............................   5.125   08/15/13          3,568
  2,475   Los Angeles, CA Dept Wtr & Pwr Plant Rev Second
          Issue Rfdg (AMBAC Insd)..........................   5.400   11/15/31          2,365
  1,830   Los Angeles, CA Ser A (FGIC Insd)................   6.125   09/01/13          1,923
  2,500   Madera Cnty, CA Ctfs Partn Vly Children's Hosp
          (MBIA Insd)......................................   6.125   03/15/23          2,609
  7,500   Manteca, CA Redev Agy Tax Alloc Redev Proj No 1
          Ser A Rfdg (MBIA Insd)...........................   6.700   10/01/21          8,225
  1,290   Martinez, CA Unified Sch Dist Guar Ctfs Elig Rfdg
          (FSA Insd).......................................   6.000   08/01/09          1,348
  2,000   MSR Pub Pwr Agy CA San Juan Proj Rev Ser F Rfdg
          (AMBAC Insd).....................................   6.000   07/01/20          2,061
  2,755   New Haven, CA Unified Sch Dist Cap Apprec Ser D
          (FGIC Insd)......................................       *   08/01/12          1,194

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$13,610   Norco, CA Redev Agy Tax Alloc Norco Redev Proj
          Area No 1 Rfdg (MBIA Insd).......................   6.250%  03/01/19     $   14,429
  1,500   North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)................................   6.000   09/01/19          1,559
  2,860   Orange Cnty, CA Ctfs Partn Juvenile Justice Cent
          Fac Rfdg (AMBAC Insd)............................   6.000   06/01/17          2,950
  2,760   Palmdale, CA Civic Auth Rev Merged Redev Proj
          Areas Ser A (MBIA Insd)..........................   6.000   09/01/15          2,985
  2,160   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)....   6.250   08/01/11          2,339
  2,295   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)....   6.250   08/01/12          2,475
  2,435   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)....   6.250   08/01/13          2,624
  2,585   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)....   6.250   08/01/14          2,782
  2,750   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)....   6.250   08/01/15          2,946
  2,000   Perris, CA Pub Fin Auth Local Agy Rev Parity Ser
          F (FSA Insd).....................................   5.850   09/01/24          2,040
  1,400   Reedley, CA Pub Fin Auth Lease Rev Wastewtr
          Treatment Plant Proj (AMBAC Insd)................   6.050   05/01/15          1,449
  4,000   Sacramento, CA Muni Util Dist Elec Rev Ser A Rfdg
          (MBIA Insd)......................................   5.750   08/15/13          4,077
 13,800   San Bernardino Cnty, CA Ctfs Partn Ser B
          (Embedded Swap) (MBIA Insd)......................   6.570   07/01/16         13,939
  1,250   San Diego, CA Cmnty College (MBIA Insd)..........   6.125   12/01/16          1,313
  1,000   San Jose, CA Fin Auth Rev Convention Cent Proj
          Ser C Rfdg (FSA Insd)............................   6.300   09/01/09          1,072
  2,500   Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
          Replacement Proj Ser A (AMBAC Insd)..............   6.875   11/15/14          2,805
  1,000   Santa Rosa, CA Wastewtr Svc Fac Dist Rfdg & Impt
          (AMBAC Insd).....................................   6.200   07/02/09          1,073
  2,000   Santa Rosa, CA Wtr Rev Ser B Rfdg (FGIC Insd)....   6.200   09/01/09          2,133
  2,510   Solano Cnty, CA Ctfs Partn Solano Park Hosp Proj
          (FSA Insd).......................................   5.750   08/01/14          2,570
 12,600   Southern CA Pub Pwr Auth Transmission Proj Rev
          (FSA Insd).......................................   6.000   07/01/12         13,073
  3,370   Stockton, CA Pub Fin Auth Rev Ser A Rfdg (FSA
          Insd)............................................   5.875   09/02/16          3,458
  2,500   Temecula Vly, CA Unified Sch Dist Ctfs Partn Rfdg
          (FSA Insd).......................................   6.000   09/01/25          2,598
  1,000   Temecula Vly, CA Unified Sch Dist Ser B Rfdg
          (FGIC Insd)......................................   6.000   09/01/12          1,048
  2,460   Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
          (MBIA Insd)......................................   6.750   01/01/12          2,515
  5,100   University of CA Ctfs Partn Ser A (MBIA Insd)....   5.550   06/01/10          5,190
  3,845   Vista, CA Unified Sch Dist Ctfs Partn Ser A Rfdg
          (FSA Insd).......................................       *   11/01/17          1,158
  2,000   William S Hart CA Jt Sch Fin Auth Spl Tax Rev
          Cmnty Fac Rfdg (FSA Insd)........................   6.500   09/01/14          2,215
                                                                                   ----------
                                                                                      223,089
                                                                                   ----------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          COLORADO  4.7%
$12,750   Colorado Hlth Fac Auth Rev PSL Hlth Sys Proj Ser
          A (Prerefunded @ 02/15/01) (FSA Insd)............   7.250%  02/15/16     $   14,183
  2,090   Colorado Hlth Fac Auth Rev Sisters of Charity
          Hlthcare Ser A (MBIA Insd).......................   6.000   05/15/13          2,139
  1,000   Colorado Wtr Res & Pwr Dev Auth Small Wtr Res Rev
          Ser A (Prerefunded @ 11/01/00) (FGIC Insd).......   7.400   11/01/10          1,096
 17,750   Denver, CO City & Cnty Arpt Rev Ser A (MBIA
          Insd)............................................   5.700   11/15/25         17,797
  6,000   Denver, CO City & Cnty Arpt Rev Ser D (MBIA
          Insd)............................................   5.500   11/15/25          5,877
     10   Jefferson Cnty, CO Single Family Mtg Rev Ser A
          Rfdg (MBIA Insd).................................   8.875   10/01/13             11
  2,050   Thornton, CO Rfdg (FGIC Insd)....................       *   12/01/11            947
  1,100   Thornton, CO Rfdg (FGIC Insd)....................       *   12/01/15            400
  9,000   University of CO Hosp Auth Hosp Rev Ser A (AMBAC
          Insd)............................................   6.250   11/15/12          9,524
  8,600   University of CO Hosp Auth Hosp Rev Ser A (AMBAC
          Insd)............................................   6.400   11/15/22          9,248
  2,000   Westminster, CO Wtr & Wastewtr Util Enterprise
          Rev (AMBAC Insd).................................   6.250   12/01/14          2,147
                                                                                   ----------
                                                                                       63,369
                                                                                   ----------
          DISTRICT OF COLUMBIA  0.0%
    250   District of Columbia Ser B Rfdg (MBIA Insd)......       *   06/01/04            178
                                                                                   ----------
          FLORIDA  4.1%
  2,350   Dade Cnty, FL Sch Brd Ctfs Partn Ser A (AMBAC
          Insd)............................................   5.500   05/01/25          2,315
  1,010   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA Insd)
          (b)..............................................   8.000   10/01/03          1,200
    690   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)............................................   8.000   10/01/04            833
  1,180   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)............................................   8.000   10/01/05          1,444
  1,275   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)............................................   8.000   10/01/06          1,582
  1,375   Dade Cnty, FL Seaport Rev Ser E Rfdg (MBIA
          Insd)............................................   8.000   10/01/07          1,713
  2,095   Dade Cnty, FL Util Pub Impt Rfdg (FGIC Insd).....  12.000   10/01/04          3,015
    225   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser C (FGIC Insd)................................   7.650   09/01/10            240
    985   Duval Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser C (FGIC Insd)................................   7.700   09/01/24          1,046
  1,410   Florida St Dept Corrections Ctfs Partn Okeechobee
          Correctional (AMBAC Insd)........................   6.250   03/01/15          1,500
  2,000   Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18          2,097
  1,000   Key West, FL Util Brd Elec Rev Ser D (AMBAC
          Insd)............................................       *   10/01/13            412
  4,000   Lee Cnty, FL Hosp Brd Dir Hosp Rev (Inverse Fltg)
          (MBIA Insd)......................................   9.266   04/01/20          4,560
  5,000   Martin Cnty, Fl Hlth Facs Auth Hosp Rev Martin
          Mem Med Cent Proj Ser A (MBIA Insd) (a)..........   5.250   11/15/17          4,875
  6,835   Martin Cnty, Fl Hlth Facs Auth Hosp Rev Martin
          Mem Med Cent Ser B Rfdg (MBIA Insd) (a)..........   5.250   11/15/17          6,664
  6,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd)......................................   8.999   10/29/21          7,192

                                      See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 2,000   Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
          (AMBAC Insd).....................................   6.375%  08/01/15     $    2,136
  1,090   Sarasota Cnty, FL Util Sys Rev (Prerefunded @
          10/01/04) (FGIC Insd)............................   6.500   10/01/14          1,232
 10,000   Tallahassee, FL Hlth Fac Rev Tallahassee Mem Regl
          Med Ser A Rfdg (MBIA Insd).......................   6.625   12/01/13         10,962
                                                                                   ----------
                                                                                       55,018
                                                                                   ----------
          GEORGIA  2.9%
  1,250   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention
          Cent (MBIA Insd).................................   6.250   12/01/08          1,345
  1,750   Atlanta, GA Ctfs Partn Atlanta Pretrial Detention
          Cent (MBIA Insd).................................   6.250   12/01/17          1,846
  6,500   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI
          Insd)............................................       *   01/01/07          4,017
  4,750   Georgia Muni Elec Auth Pwr Rev Genl Ser B (BIGI
          Insd)............................................       *   01/01/08          2,776
 15,550   Municipal Elec Auth GA Spl Oblig Fifth Crossover
          Ser Proj One (AMBAC Insd)........................   6.400   01/01/13         17,334
 10,000   Municipal Elec Auth GA Spl Oblig Fifth Crossover
          Ser Proj One (MBIA Insd).........................   6.500   01/01/17         11,336
                                                                                   ----------
                                                                                       38,654
                                                                                   ----------
          HAWAII  1.1%
 12,785   Hawaii St Arpt Sys Rev Ser 1993 Rfdg (MBIA
          Insd)............................................   6.400   07/01/08         14,072
                                                                                   ----------
          ILLINOIS  16.1%
  1,000   Berwyn, IL (MBIA Insd)...........................   7.000   11/15/10          1,090
  5,000   Chicago, IL (FGIC Insd)..........................   5.500   01/01/21          4,868
  1,400   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)............................................   5.750   12/01/20          1,401
 25,725   Chicago, IL Brd of Ed Chicago Sch Reform (MBIA
          Insd)............................................   6.000   12/01/26         26,463
 16,000   Chicago, IL Brd of Ed Chicago Sch Reform (AMBAC
          Insd)............................................   5.750   12/01/27         16,006
  2,720   Chicago, IL Pub Bldg Comm Bldg Rev Chicago
          Transit Auth (AMBAC Insd)........................   6.600   01/01/15          2,971
  3,480   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)............................................       *   01/01/06          2,287
  3,105   Chicago, IL Pub Bldg Comm Bldg Rev Ser A (MBIA
          Insd)............................................       *   01/01/07          1,929
 16,845   Chicago, IL Sales Tax Rev (FGIC Insd)............   5.375   01/01/27         16,219
  2,000   Chicago, IL Wastewtr Transmission Rev (FGIC
          Insd)............................................   5.125   01/01/25          1,866
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd) (b).......................   8.400   01/01/01          1,126
  5,550   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd)...........................   8.750   01/01/03          6,624
  8,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd)...........................   8.750   01/01/04         10,269
  2,460   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd)...........................   8.750   01/01/05          3,050
  3,500   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd)...........................   8.750   01/01/07          4,462

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,280   Cook Cnty, IL Cmnty High Sch Dist No 233 Homewood
          & Flossmor (AMBAC Insd)..........................       *   12/01/05     $      846
  8,280   Cook Cnty, IL Cnty Juvenile Detention Ser A
          (AMBAC Insd).....................................       *   11/01/08          4,642
  2,000   Deerfield, IL Rev Jewish Fedn Metro Chicago
          (AMBAC Insd).....................................   5.375%  08/15/20          1,903
  2,500   Des Plaines, IL Hosp Fac Rev Holy Family Hosp
          Rfdg (AMBAC Insd)................................   9.250   01/01/14          2,588
  1,315   Evanston, IL Residential Mtg Rev (AMBAC Insd)....   6.375   01/01/09          1,383
 10,000   Illinois Dev Fin Auth Pollutn Ctl Rev Comwlth
          Edison Co Proj Ser D Rfdg (AMBAC Insd)...........   6.750   03/01/15         11,114
    650   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A First Mtg Rfdg (MBIA Insd)............   5.700   02/01/24            646
 35,000   Illinois Dev Fin Auth Pollutn Ctl Rev IL Pwr Co
          Proj Ser A First Mtg Rfdg (MBIA Insd)............   7.400   12/01/24         40,366
  2,000   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 (FSA Insd)...............................   6.650   02/01/11          2,279
  5,025   Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
          Sch 205 Rfdg (FSA Insd)..........................   6.650   02/01/12          5,531
  1,204   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm
          Ser B (MBIA Insd)................................   7.900   08/15/03          1,232
    220   Illinois Hlth Fac Auth Rev Cmnty Prov Pooled Pgm
          Ser B Rfdg (MBIA Insd)...........................   7.900   08/15/03            249
  6,715   Illinois Hlth Fac Auth Rev Decatur Mem Hosp Rfdg
          (MBIA Insd)......................................   5.375   11/15/21          6,374
    860   Illinois Hlth Fac Auth Rev Highland Park Hosp
          Proj Ser A (MBIA Insd)...........................   5.750   10/01/26            856
  5,000   Illinois Hlth Fac Auth Rev Hosp Sisters Svcs
          (Inverse Fltg) (MBIA Insd).......................   9.207   06/19/15          5,775
  5,000   Illinois Hlth Fac Auth Rev Methodist Hlth Proj
          (Inverse Fltg) (AMBAC Insd)......................   9.780   05/18/21          5,756
  3,400   Illinois Hlth Fac Auth Rev Rush Presbyterian
          Saint Luke Hosp (Inverse Fltg) (MBIA Insd).......   9.564   10/01/24          3,927
  3,000   Illinois Hlth Fac Auth Rev Sarah Bush Lincoln
          Hlth Rfdg (AMBAC Insd)...........................   6.000   01/01/27          3,057
  4,235   Madison Macoupin Et Cetera Cntys IL Cmnty Coll
          Dist No 536 Rfdg (FGIC Insd).....................   5.500   11/01/20          4,129
  6,110   Rosemont, IL Tax Increment 3 (FGIC Insd).........       *   12/01/06          3,792
  3,000   Rosemont, IL Tax Increment 3 (FGIC Insd).........       *   12/01/07          1,752
  1,285   Saint Clair Cnty, IL Ctfs Partn (MBIA Insd)......   8.000   12/01/05          1,559
  1,185   Saint Clair Cnty, IL Ctfs Partn Indl Dev Rev
          (MBIA Insd)......................................   8.000   12/01/04          1,421
  2,100   University IL Univ Rev Aux Fac Sys (MBIA Insd)...   5.600   10/01/22          2,062

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,500   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C
          (FSA Insd).......................................       *   10/01/13     $      608
  1,000   Will Cnty, IL Cmnty Unit Sch Dist No 201 Ser C
          (FSA Insd).......................................       *   10/01/14            381
                                                                                   ----------
                                                                                      214,859
                                                                                   ----------
          INDIANA  1.4%
  2,000   Indiana Bond Bank Spl Pgm Ser A (AMBAC Insd).....   9.750%  08/01/09          2,618
  3,840   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps of
          IN (Prerefunded @ 07/01/01) (MBIA Insd)..........   7.000   07/01/21          4,268
  5,000   Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Hosps
          Proj Rfdg & Impt (MBIA Insd).....................   6.400   05/01/12          5,352
  1,000   Marion Cnty, IN Convention & Rectl Fac Auth
          Excise Tax Rev Lease Rental Ser A (AMBAC Insd)...   7.000   06/01/21          1,092
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem
          Hosp South Bend Proj (MBIA Insd).................   6.250   08/15/12          1,061
  1,000   Saint Joseph Cnty, IN Hosp Auth Hosp Fac Rev Mem
          Hosp South Bend Ser A Rfdg (MBIA Insd)...........   7.000   08/15/20          1,089
  3,440   Vincennes, IN Cmnty Sch Bldg Corp (FSA Insd).....   5.000   07/01/15          3,281
                                                                                   ----------
                                                                                       18,761
                                                                                   ----------
          KANSAS  3.2%
 38,750   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
          Proj Rfdg (MBIA Insd) (b)........................   7.000   06/01/31         42,353
                                                                                   ----------
          KENTUCKY  0.1%
     60   Kentucky Cntys Single Family Mtg Presbyterian
          Homes Ser A Rfdg (MBIA Insd).....................   8.625   09/01/15             61
  1,400   Kentucky Econ Dev Fin Auth Hosp Fac Rev Rfdg
          (Connie Lee Insd)................................   5.700   02/01/28          1,385
                                                                                   ----------
                                                                                        1,446
                                                                                   ----------
          LOUISIANA  1.6%
  4,065   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd)............................................   6.375   12/01/12          4,359
  5,530   Calcasieu Parish, LA Mem Hosp Svcs Dist Hosp Rev
          Lake Charles Mem Hosp Proj Ser A (Connie Lee
          Insd)............................................   6.500   12/01/18          6,262
    310   Louisiana Pub Fac Auth Rev Med Cent LA at New
          Orleans Proj (Connie Lee Insd)...................   6.250   10/15/10            326
  4,150   Louisiana Pub Fac Auth Rev Pgm Hlth & Edl Cap Fac
          Our Lady Med Cent Ser C (BIGI Insd) (b)..........   8.200   12/01/15          4,451
  5,000   Louisiana Pub Fac Auth Rev Tulane Univ of LA
          (AMBAC Insd).....................................   6.050   10/01/25          5,213
 10,000   New Orleans, LA Home Mtg Auth Single Family Mtg
          Rev 1985 Ser A (MBIA Insd).......................       *   09/15/16          1,397
                                                                                   ----------
                                                                                       22,008
                                                                                   ----------
          MAINE  0.4%
  2,750   Easton, ME Indl Dev McCain Food Inc Proj Ser 1985
          (AMBAC Insd).....................................   9.200   08/01/99          2,759

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          MAINE (CONTINUED)
$ 1,750   Maine Hlth & Higher Edl Fac Auth Rev Ser B (FSA
          Insd)............................................   7.100%  07/01/14     $    1,979
                                                                                   ----------
                                                                                        4,738
                                                                                   ----------
          MASSACHUSETTS  0.5%
  1,700   Massachusetts St Hlth & Edl Fac Auth Rev Mt
          Auburn Hosp Ser B1 (MBIA Insd)...................   6.250   08/15/14          1,807
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Univ
          Hosp Ser C (MBIA Insd)...........................   7.250   07/01/19          1,085
  3,500   Massachusetts St Wtr Res Auth Genl Ser A (FGIC
          Insd)............................................   5.500   11/01/21          3,442
                                                                                   ----------
                                                                                        6,334
                                                                                   ----------
          MICHIGAN  2.6%
  2,325   Bay City, MI (AMBAC Insd)........................       *   06/01/15            869
  1,000   Bay City, MI (AMBAC Insd)........................       *   06/01/16            354
  1,750   Central MI Univ Rev (FGIC Insd)..................   5.500   10/01/17          1,751
  3,250   Central MI Univ Rev (FGIC Insd)..................   5.625   10/01/22          3,245
  1,000   Central MI Univ Rev (FGIC Insd)..................   5.500   10/01/26            982
  1,850   Eastern MI Univ Rev (FGIC Insd)..................   5.500   06/01/27          1,817
 10,000   Ecorse, MI Pub Sch Dist (FGIC Insd)..............   5.500   05/01/27          9,805
  3,000   Lake Shore, MI Pub Schs Macomb Cnty (FSA Insd)...   5.500   05/01/20          2,940
 21,000   Livonia, MI Pub Sch Dist Ser II (FGIC Insd)......       *   05/01/07          4,982
  5,000   Michigan St Hosp Fin Auth Rev Hosp Sparrow Oblig
          Group (MBIA Insd)................................   6.000   11/15/36          5,134
  2,000   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
          (Embedded Swap) (AMBAC Insd).....................   4.250   04/01/04          1,975
  5,000   Mount Clemens, MI Cmnty Sch Dist Cap Apprec
          (Prerefunded @ 05/01/07) (MBIA Insd).............       *   05/01/17          1,544
                                                                                   ----------
                                                                                       35,398
                                                                                   ----------
          MINNESOTA  0.5%
  1,000   Brainerd, MN Rev Evangelical Lutheran Ser B Rfdg
          (FSA Insd).......................................   6.650   03/01/17          1,080
  5,600   Minneapolis-St Paul, MN Hsg & Redev Auth Hlthcare
          Sys Rev Health One Ser A (MBIA Insd).............   7.400   08/15/11          6,110
                                                                                   ----------
                                                                                        7,190
                                                                                   ----------
          MISSISSIPPI  0.1%
  1,000   Harrison Cnty, MS Wastewtr Mgmt Dist Rev Wastewtr
          Treatment Fac Ser A Rfdg (FGIC Insd).............   8.500   02/01/13          1,330
                                                                                   ----------
          MISSOURI  1.0%
  2,700   Central MO St Univ Rev Hsg Sys (Prerefunded @
          07/01/01) (MBIA Insd)............................   7.000   07/01/14          3,001
  3,000   Green Cnty, MO Single Family Mtg Rev (AMBAC
          Insd)............................................       *   12/01/16            437
  2,250   Kansas City, MO Muni Assistance Corp Rev
          Leasehold H Roe Bartle Ser B1 Rfdg (Prerefunded @
          04/15/00) (AMBAC Insd)...........................   7.125   04/15/16          2,458

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          MISSOURI (CONTINUED)
$ 5,650   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
          Hlthcare Proj Rfdg (MBIA Insd)...................   6.250%  06/01/16     $    5,909
  1,000   Missouri St Hlth & Edl Fac Auth Rev Saint Luke's
          Hosp KC Proj Rfdg & Impt (Prerefunded @ 11/15/01)
          (MBIA Insd)......................................   7.000   11/15/13          1,119
    290   Saint Louis Cnty, MO Single Family Mtg Rev (AMBAC
          Insd)............................................   9.250   10/01/16            305
                                                                                   ----------
                                                                                       13,229
                                                                                   ----------
          NEBRASKA  0.2%
  1,250   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med
          Cent Inc Rfdg (AMBAC Insd).......................   6.900   09/01/11          1,357
  1,500   Douglas Cnty, NE Hosp Auth No 1 Rev Immanuel Med
          Cent Inc Rfdg (AMBAC Insd).......................   7.000   09/01/21          1,635
                                                                                   ----------
                                                                                        2,992
                                                                                   ----------
          NEVADA  1.0%
  2,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser C
          Rfdg (AMBAC Insd)................................   7.200   10/01/22          2,236
  3,030   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser
          B (Prerefunded @ 01/01/00) (BIGI Insd)...........   7.750   07/01/15          3,291
  4,525   Reno, NV Hosp Rev Dates Saint Mary's Hosp Inc Ser
          C (Prerefunded @ 01/01/00) (BIGI Insd)...........   7.750   07/01/15          4,973
  3,720   Washoe Cnty, NV Rfdg & Impt (MBIA Insd)..........       *   07/01/07          2,230
                                                                                   ----------
                                                                                       12,730
                                                                                   ----------
          NEW HAMPSHIRE  0.6%
  5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          (AMBAC Insd).....................................   6.000   10/01/26          5,100
  2,500   New Hampshire St Tpk Sys Rev Rfdg (Inverse Fltg)
          (FGIC Insd)......................................   9.833   11/01/17          3,044
                                                                                   ----------
                                                                                        8,144
                                                                                   ----------
          NEW JERSEY  1.1%
    765   Camden Cnty, NJ Muni Utils Auth Swr Rev (FGIC
          Insd)............................................   8.250   12/01/17            795
  5,500   Howell Twp, NJ Rfdg (FGIC Insd)..................   6.800   01/01/14          5,998
  3,625   Morristown, NJ Rfdg (FSA Insd)...................   6.400   08/01/14          3,958
  3,940   New Jersey St Hsg & Mtg Fin Agy Rev Home Mtg Ser
          B (MBIA Insd)....................................   8.100   10/01/17          4,110
                                                                                   ----------
                                                                                       14,861
                                                                                   ----------
          NEW MEXICO  1.0%
 13,000   Farmington, NM Pollutn Ctl Rev Southern CA Edison
          Co Ser A Rfdg (MBIA Insd)........................   5.875   06/01/23         13,180
                                                                                   ----------
          NEW YORK  7.6%
  8,000   Metropolitan Tran Auth NY Commuter Fac Rev Ser A
          (MBIA Insd)......................................   5.625   07/01/27          7,954
  2,090   New York City Ser G (MBIA Insd)..................   5.750   02/01/14          2,126
  4,350   New York City Indl Dev Agy Civic Fac Rev USTA
          Natl Tennis Cent Proj (FSA Insd).................   6.375   11/15/14          4,748
  2,000   New York City Ser B (MBIA Insd)..................   6.950   08/15/12          2,233

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$    50   New York City Ser C Subser C1 (FSA Insd).........   6.250%  08/01/09     $       54
 18,000   New York City Ser G (FGIC Insd)..................   5.750   02/01/14         18,313
  3,000   New York St Dorm Auth Lease Rev Muni Hlth Fac
          Impt Pgm Ser A (FSA Insd)........................   5.500   05/15/25          2,939
    500   New York St Dorm Auth Rev Dept of Edl (CAPMAC
          Insd)............................................   5.750   07/01/21            497
  3,950   New York St Dorm Auth Rev City Univ Sys Ser C
          (FGIC Insd)......................................   7.000   07/01/14          4,278
  5,000   New York St Dorm Auth Rev City Univ Sys Third
          Resolution (AMBAC Insd)..........................   6.250   07/01/18          5,357
  4,700   New York St Dorm Auth Rev Insd Pace Univ Rfdg
          (MBIA Insd)......................................   5.750   07/01/26          4,747
    170   New York St Med Care Fac Fin Agy Rev IBC Mental
          Hlth Svcs Ser A (MBIA Insd)......................   7.750   08/15/10            185
    505   New York St Med Care Fac Fin Agy Rev IBC Mental
          Hlth Svcs Ser A (Prerefunded @ 02/15/00) (MBIA
          Insd)............................................   7.750   08/15/10            558
  1,000   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Ser E (FSA Insd)............................   6.500   08/15/15          1,086
 28,535   New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
          Ser A (AMBAC Insd) (b)...........................   6.750   08/15/14         31,379
  3,400   New York St Muni Bond Bank Agy Spl Pgm Rev
          Rochester Ser A (MBIA Insd) (b)..................   6.625   03/15/06          3,681
  1,500   New York St Twy Auth Hwy & Brdg Trust Fund Ser B
          (FGIC Insd)......................................   6.000   04/01/14          1,561
  8,480   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser 5 (MBIA Insd)............................   5.500   01/01/25          8,321
  1,500   New York St Urban Dev Corp Rev Correctional Fac
          Rfdg (AMBAC Insd)................................   5.250   01/01/18          1,429
                                                                                   ----------
                                                                                      101,446
                                                                                   ----------
          NORTH CAROLINA  0.1%
  1,250   Franklin Cnty, NC Ctfs Partn Jail & Sch Projs
          (FGIC Insd)......................................   6.625   06/01/14          1,368
                                                                                   ----------
          NORTH DAKOTA 1.5%
  2,240   Fargo, ND Hlth Sys Rev Meritcare Oblig Group Rfdg
          (MBIA Insd)......................................   5.375   06/01/27          2,147
  1,225   Grand Forks, ND Hlthcare Sys Rev Altru Hlth Sys
          Oblig Group (MBIA Insd)..........................   5.400   08/15/12          1,212
  6,000   Grand Forks, ND Hlthcare Sys Rev Altru Hlth Sys
          Oblig Group (MBIA Insd)..........................   5.625   08/15/27          5,889
  5,095   Grand Forks, ND Sales Tax Rev Aurora Proj Ser A
          (MBIA Insd)......................................   5.625   12/15/29          5,005
  5,000   Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
          Station Rfdg (AMBAC Insd)........................   7.200   06/30/13          5,974
                                                                                   ----------
                                                                                       20,227
                                                                                   ----------
          OHIO  1.9%
  3,600   Akron Bath Copley, OH St Twp Hosp Dist Rev Akron
          Genl Med Cent Proj (AMBAC Insd)..................   6.500   01/01/19          3,915

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 1,000   Akron Bath Copley, OH St Twp Hosp Dist Rev
          Children's Hosp Med Cent Akron (Prerefunded @
          11/15/00) (AMBAC Insd)...........................   7.450%  11/15/20     $    1,116
  5,000   Clermont Cnty, OH Hosp Fac Rev Muni (Inverse
          Fltg) (AMBAC Insd)...............................   9.681   10/05/21          6,056
  2,010   Cleveland, OH (MBIA Insd)........................   6.500   11/15/09          2,222
  2,285   Cleveland, OH (MBIA Insd)........................   6.500   11/15/10          2,527
  4,625   Hamilton, OH Elec Sys Mtg Rev Mtg City of
          Hamilton Ser B (Prerefunded @ 10/15/98) (FGIC
          Insd) (b)........................................   8.000   10/15/22          4,948
  1,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl
          Cleveland Co Proj Rfdg (FGIC Insd)...............   8.000   12/01/13          1,734
  2,500   Ohio St Air Quality Dev Auth Rev Pollutn Ctl OH
          Edison Ser A Rfdg (FGIC Insd)....................   7.450   03/01/16          2,718
                                                                                   ----------
                                                                                       25,236
                                                                                   ----------
          OKLAHOMA  0.9%
  1,760   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)............................................   5.250   12/01/20          1,688
  1,865   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)............................................   5.250   12/01/21          1,787
  1,000   Norman, OK Regl Hosp Auth Hosp Rev (Prerefunded @
          09/01/01) (MBIA Insd)............................   6.900   09/01/21          1,111
  3,485   Oklahoma Hsg Fin Agy Single Family Rev Mtg Ser A
          (MBIA Insd)......................................   7.200   03/01/11          3,682
  4,400   Oklahoma St Inds Auth Rev Hlth Sys Integris
          Baptist Rfdg (AMBAC Insd)........................   5.000   08/15/14          4,143
                                                                                   ----------
                                                                                       12,411
                                                                                   ----------
          OREGON  0.1%
  1,000   Wasco Cnty, OR Vets Home (FSA Insd)..............   6.200   06/01/13          1,063
                                                                                   ----------
          PENNSYLVANIA  5.9%
 13,780   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
          Univ Pittsburgh Med Cent Sys (MBIA Insd).........   5.375   12/01/25         13,199
  5,625   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
          Mercy Hlth Sys Inc (AMBAC Insd)..................   5.625   08/15/26          5,538
  4,500   Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)
          (a)..............................................   5.375   12/01/24          4,350
  2,750   Chester Cnty, PA Hlth & Ed Fac Auth Rev (MBIA
          Insd)............................................   5.500   05/01/27          2,681
 32,500   Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle
          Hlth Sys Proj Rfdg (MBIA Insd)...................   5.500   05/15/27         31,638
  2,000   Dauphin Cnty, PA Genl Auth Hosp Rev Hapsco
          Phoenixville Hosp Proj Ser B (FGIC Insd).........   6.125   07/01/10          2,107
  1,000   Emmaus, PA Genl Auth Rev Var Loc Govt Bond Pool
          Pgm Ser B Var Rate Cpn (BIGI Insd)...............   8.000   05/15/18          1,046
  1,000   Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
          Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd)..........   6.400   11/01/21          1,084
  3,750   Montgomery Cnty, PA Indl Dev Auth Rev Pollutn Ctl
          Ser E Rfdg (MBIA Insd)...........................   6.700   12/01/21          4,083

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$ 2,000   New Kensington Arnold, PA Sch Dist (FGIC Insd)...   5.500%  05/15/26     $    1,964
  1,000   Northeastern PA Hosp & Edl Auth College Rev Gtd
          Luzerne Cnty Cmnty College (AMBAC Insd)..........   6.625   08/15/15          1,091
  2,000   Northeastern PA Hosp & Edl Auth Wyoming Vly
          Hlthcare Ser A (AMBAC Insd)......................   5.250   01/01/26          1,891
  1,000   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)...........   5.625   12/01/27            993
  2,250   Philadelphia, PA Gas Wks Rev 14th Ser A Rfdg (FSA
          Insd)............................................   6.375   07/01/14          2,426
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev
          Franciscan Hlth Saint Mary Ser A (MBIA Insd).....   6.500   07/01/22          1,077
  1,000   Saint Mary's Hosp Auth Bucks Cnty, PA Rev
          Franciscan Hlth Sys Ser B (MBIA Insd)............   6.500   07/01/12          1,077
  1,000   Sayre, PA Hlthcare Fac Auth Rev VHA Cap Asset Fin
          Pgm Ser H2 (AMBAC Insd)..........................   7.625   12/01/15          1,095
  1,000   State Pub Sch Bldg Auth PA Sch Rev Burgettstown
          Sch Dist Ser D (MBIA Insd).......................   6.500   02/01/14          1,091
  1,000   West Shore, PA Area Hosp Auth Hosp Rev Holy
          Spirit Hosp Proj Rfdg (MBIA Insd)................   5.550   01/01/12          1,005
                                                                                   ----------
                                                                                       79,436
                                                                                   ----------
          RHODE ISLAND  1.8%
  2,000   Rhode Island St Hlth & Edl Bldg Corp Rev Higher
          Edl Fac Roger Williams (Prefunded @ 11/15/04)
          (Connie Lee Insd)................................   7.250   11/15/04          2,352
 18,000   Rhode Island St Hlth & Edl Bldg Corp Rev RI Hosp
          (Inverse Fltg) (FGIC Insd) (b)...................   9.487   08/15/21         21,892
                                                                                   ----------
                                                                                       24,244
                                                                                   ----------
          SOUTH CAROLINA  0.4%
     70   Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd)............................................   6.875   06/01/14             78
  1,430   Charleston Cnty, SC Ctfs Partn Ser B (Prerefunded
          @ 06/01/04) (MBIA Insd)..........................   6.875   06/01/14          1,638
  3,000   Florence Cnty, SC Pub Fac Corp Ctfs Partn Law
          Enforcement Proj Civic Cent (Prerefunded @
          03/01/00) (AMBAC Insd)...........................   7.600   03/01/14          3,277
    635   Saint Andrews, SC Pub Svcs Dist Swr Sys Rev (FGIC
          Insd)............................................   7.750   01/01/98            660
                                                                                   ----------
                                                                                        5,653
                                                                                   ----------
          SOUTH DAKOTA  0.8%
  5,205   South Dakota St Lease Rev Trust Ctfs Ser A (FSA
          Insd)............................................   6.625   09/01/12          5,920
  4,000   South Dakota St Lease Rev Trust Ctfs Ser A (FSA
          Insd)............................................   6.700   09/01/17          4,626
                                                                                   ----------
                                                                                       10,546
                                                                                   ----------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------

          TENNESSEE  0.5%
$ 2,000   Chattanooga-Hamilton Cnty, TN Hosp Auth Hosp Rev
          Erlanger Med Cent Ser B (Inverse Fltg)
          (Prerefunded @ 05/01/01) (FSA Insd)..............  10.333%  05/25/21     $    2,410
  3,320   Johnson City, TN Sch Sales Tax (Prerefunded
          @05/01/06) (AMBAC Insd)..........................   6.700   05/01/06          3,653
                                                                                   ----------
                                                                                        6,063
                                                                                   ----------
          TEXAS  5.9%
  3,000   Amarillo, TX Hlth Fac Corp Hosp Rev High Plains
          Baptist Hosp (Inverse Fltg) (FSA Insd)...........   9.017   01/01/22          3,427
  1,000   Austin, TX Util Sys Rev (Prerefunded @ 05/15/02)
          (BIGI Insd)......................................   8.625   11/15/12          1,179
  2,500   Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (a)....   6.500   11/15/05          2,720
 12,500   Austin, TX Util Sys Rev Ser A Rfdg (MBIA Insd)...       *   11/15/10          6,161
  9,000   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co
          Proj B Rfdg (BIGI Insd)..........................   8.250   05/01/15          9,474
  6,515   Brazos River Auth TX Rev Coll Houston Lt & Pwr Co
          Proj C Rfdg (BIGI Insd)..........................   8.100   05/01/19          6,850
  2,940   Corpus Christi, TX Hsg Fin Corp Single Family Mtg
          Rev Ser A Rfdg (MBIA Insd).......................   7.700   07/01/11          3,201
  6,525   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)............................................       *   02/15/07          3,558
  6,780   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)............................................       *   02/15/08          3,427
  7,705   Dallas Cnty, TX Util & Reclamation Dist (MBIA
          Insd)............................................       *   02/15/09          3,590
 10,520   El Paso, TX Hsg Fin Corp Mtg Rev Single Family
          (FGIC Insd)......................................       *   11/01/16          1,395
  3,370   Galveston Cnty, TX Hlth Fac Devereux Fndtn (MBIA
          Insd)............................................   5.000   11/01/14          3,221
  1,400   Galveston Cnty, TX Hlth Fac Devereux Fndtn (MBIA
          Insd)............................................   5.000   11/01/19          1,286
  1,000   Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Memorial Hosp Sys Proj Ser A Rfdg (MBIA Insd)....   5.500   06/01/17            984
  2,745   Harris Cnty, TX Hlth Fac Dev Corp Spl Fac Rev TX
          Med Cent Proj (Prerefunded @ 05/15/00) (MBIA
          Insd)............................................   7.375   05/15/20          3,020
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Thermal Util
          Rev Teco Proj Ser A (AMBAC Insd).................   7.250   02/15/15          1,346
  4,615   Harris Cnty, TX Toll Rd Tax & Sub Lien Ser A Rfdg
          (FGIC Insd)......................................       *   08/15/07          2,763
    245   Henderson, TX (AMBAC Insd).......................   9.125   05/15/04            309
  3,500   Houston, TX Wtr & Swr Sys Rev Jr Lien Ser A Rfdg
          (FGIC Insd)......................................   5.375   12/01/27          3,393
  3,005   Houston, TX Wtr & Swr Sys Rev Jr Lien Ser C (FGIC
          Insd)............................................   5.375   12/01/27          2,913
  1,000   San Antonio, TX Indt Sch Dist Pub Fac Corp Lease
          Rev (AMBAC Insd).................................   5.850   10/15/10          1,054
  1,750   Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
          Ser A (FGIC Insd)................................   5.000   09/01/15          1,641
  2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev East TX Med
          Cent Proj Ser B (FSA Insd) (a)...................   5.500   11/01/17          1,973

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev East TX Med
          Cent Proj Ser B (FSA Insd) (a)...................   5.600%  11/01/27     $    4,903
  3,100   Tyler, TX Hlth Fac Dev Corp Hosp Rev East TX Med
          Cent Proj Ser C (FSA Insd) (a)...................   5.500   11/01/17          3,059
  2,240   Tyler, TX Hlth Fac Dev Corp Hosp Rev East TX Med
          Cent Proj Ser C (FSA Insd) (a)...................   5.600   11/01/27          2,197
                                                                                   ----------
                                                                                       79,044
                                                                                   ----------
          UTAH  3.3%
 21,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd).................................   5.750   07/01/19         21,045
  2,720   Payson City, UT Cnty UT Elec Pwr Rev (BIGI
          Insd)............................................   8.000   08/15/03          2,885
    750   Provo, UT Elec Rev 1984 Ser A Rfdg (AMBAC
          Insd)............................................  10.375   09/15/15          1,058
  3,500   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Inverse Fltg) (AMBAC Insd)......................   9.261   05/15/20          4,082
  8,000   Utah Assd Muni Pwr Sys Rev Hunter Proj Ser A Rfdg
          (AMBAC Insd).....................................   5.500   07/01/12          8,000
  7,385   Utah St Muni Fin Co-op Local Govt Rev Pool Cap
          Salt Lake (FSA Insd).............................       *   03/01/09          3,997
  3,115   West Jordan, UT Multi-Family Rev Broadmoor
          Village Apts Proj Ser A Rfdg (FSA Insd)..........   6.800   01/01/15          3,283
                                                                                   ----------
                                                                                       44,350
                                                                                   ----------
          VIRGINIA  0.4%
  4,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd)...........   6.800   03/01/14          4,402
    750   University of VA Hosp Rev Ser C Rfdg (Prerefunded
          @ 06/01/00) (AMBAC Insd).........................   9.375   06/01/07            861
                                                                                   ----------
                                                                                        5,263
                                                                                   ----------
          WASHINGTON  3.0%
  1,250   Franklin Cnty, WA Pub Util Dist No 1 Elec Rev
          (Prerefunded @ 09/01/01) (AMBAC Insd)............   7.100   09/01/08          1,379
  2,335   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser C Rfdg (AMBAC Insd)
          (a)..............................................   6.000   01/01/13          2,407
  2,995   Grant Cnty, WA Pub Util Dist No 2 Priest Rapids
          Hydro Elec Rev Second Ser C Rfdg (AMBAC Insd)
          (a)..............................................   6.000   01/01/17          3,041
  1,315   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser C Rfdg (AMBAC Insd) (a)......   6.000   01/01/13          1,356
  1,025   Grant Cnty, WA Pub Util Dist No 2 Wanapum Hydro
          Elec Rev Second Ser C Rfdg (AMBAC Insd) (a)......   6.000   01/01/17          1,041
    350   Pierce Cnty, WA Swr Rev Ser A (MBIA Insd)........   9.000   02/01/05            430
  1,000   Snohomish Cnty, WA Solid Waste Rev (MBIA Insd)...   7.000   12/01/10          1,101
  5,000   Spokane, WA Regl Solid Waste Mgmt Sys Rev (AMBAC
          Insd)............................................   6.250   12/01/11          5,369
    160   University of WA Univ Rev (MBIA Insd)............   7.000   12/01/21            176
  1,000   Washington St Hlthcare Fac Auth Rev VA Mason Med
          Cent (MBIA Insd).................................   8.000   07/01/15          1,023

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount                                                                            Market Value
 (000)                       Description                     Coupon   Maturity       (000)
----------------------------------------------------------------------------------------------
          WASHINGTON (CONTINUED)
$ 3,090   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev Ser A Rfdg (AMBAC Insd)....................   5.700%  07/01/09     $    3,199
  9,435   Washington St Pub Pwr Supply Sys Nuclear Proj No
          1 Rev Ser C Rfdg (Prerefunded @ 07/01/00) (FGIC
          Insd)............................................   7.750   07/01/08         10,516
  3,015   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser C Rfdg (MBIA Insd).....................       *   07/01/04          2,136
  6,500   Washington St Pub Pwr Supply Sys Nuclear Proj No
          2 Rev Ser C Rfdg (Prerefunded @ 01/01/01) (FGIC
          Insd)............................................   7.375   07/01/11          7,248
                                                                                   ----------
                                                                                       40,422
                                                                                   ----------
          WISCONSIN  1.1%
 12,490   Wisconsin St Hlth & Edl Fac Auth Rev Aurora Med
          Group Inc Proj (FSA Insd)........................   5.750   11/15/25         12,428
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College
          of WI Inc Proj (MBIA Insd).......................   5.500   03/01/17            981
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev Med College
          of WI Inc Proj (MBIA Insd).......................   5.750   03/01/27            998
                                                                                   ----------
                                                                                       14,407
                                                                                   ----------
          WYOMING  0.2%
  2,000   Laramie Cnty, WY Hosp Rev Mem Hosp Proj (AMBAC
          Insd)............................................   6.700   05/01/12          2,180
                                                                                   ----------
          PUERTO RICO  0.2%
  3,000   Puerto Rico Indl Tourist Edl Med & Environmental
          Ctl Fac Hosp Aux (MBIA Insd).....................   6.250   07/01/16          3,173
                                                                                   ----------
TOTAL LONG-TERM INVESTMENTS  100.2%
  (Cost $1,245,910,669)........................................................     1,340,650
SHORT-TERM INVESTMENTS  0.8%
  (Cost $11,000,000)...........................................................        11,000
                                                                                   ----------
TOTAL INVESTMENTS  101.0%
  (Cost $1,256,910,669)........................................................     1,351,650
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.0%)..................................       (13,229)
                                                                                   ----------
NET ASSETS  100.0%.............................................................    $1,338,421
                                                                                   ==========

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

AMBAC--AMBAC Indemnity Corporation

BIGI--Bond Investor Guaranty Inc.

CAPMAC--Capital Markets Assurance Corp.

Connie Lee--Connie Lee Insurance Company

FGIC--Financial Guaranty Insurance Company

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
          All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,256,911).........................  $1,351,650
Cash........................................................          28
Receivables:
  Interest..................................................      19,749
  Investments Sold..........................................      12,164
  Fund Shares Sold..........................................       4,369
Other.......................................................          41
                                                              ----------
      Total Assets..........................................   1,388,001
                                                              ----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      41,392
  Income Distributions......................................       5,735
  Fund Shares Repurchased...................................         901
  Distributor and Affiliates................................         691
  Investment Advisory Fee...................................         559
  Variation Margin on Futures...............................          55
Deferred Compensation and Retirement Plans..................         125
Accrued Expenses............................................         122
                                                              ----------
      Total Liabilities.....................................      49,580
                                                              ----------
NET ASSETS..................................................  $1,338,421
                                                              ==========
NET ASSETS CONSIST OF:
Capital.....................................................  $1,241,313
Net Unrealized Appreciation.................................      94,684
Accumulated Net Realized Gain...............................       2,777
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (353)
                                                              -----------
NET ASSETS..................................................  $1,338,421
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:

    Net asset value and redemption price per share (Based on
    net assets of $1,265,205,170 and 66,185,904 shares of
    beneficial interest issued and outstanding).............  $    19.12
    Maximum sales charge (4.75%* of offering price).........         .95
                                                              ----------
    Maximum offering price to public........................  $    20.07
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $68,533,936 and 3,584,477 shares of
    beneficial interest issued and outstanding).............  $    19.12
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $4,681,637 and 244,905 shares of
    beneficial interest issued and outstanding).............  $    19.12
                                                              ==========
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
                       All amounts reported in thousands
------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $40,432
                                                              -------
EXPENSES:
Investment Advisory Fee.....................................    3,341
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,418, $345 and $24, respectively)........    1,787
Shareholder Services........................................      709
Custody.....................................................       89
Legal.......................................................       54
Insurance...................................................       20
Trustees Fees and Expenses..................................       15
Other.......................................................      469
                                                              -------
    Total Expenses..........................................    6,484
                                                              -------
NET INVESTMENT INCOME.......................................  $33,948
                                                              =======
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 6,580
  Options...................................................     (848)
  Futures...................................................   (2,924)
                                                              -------
Net Realized Gain...........................................    2,808
                                                              -------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   99,934
                                                              -------
  End of the Period:
    Investments.............................................   94,739
    Futures.................................................      (55)
                                                              -------
                                                               94,684
                                                              -------
Net Unrealized Depreciation During the Period...............   (5,250)
                                                              -------
NET REALIZED AND UNREALIZED LOSS............................  $(2,442)
                                                              =======
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $31,506
                                                              =======

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1997
                and the Year Ended December 31, 1996 (Unaudited)
                       All amounts reported in thousands
---------------------------------------------------------------------

                                                         Six Months Ended       Year Ended
                                                          June 30, 1997      December 31, 1996
-------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................     $  33,948           $  70,584
Net Realized Gain.......................................         2,808              10,646
Net Unrealized Depreciation During the Period...........        (5,250)            (32,869)
                                                            ----------          ----------
Change in Net Assets from Operations....................        31,506              48,361
                                                            ----------          ----------
Distributions from Net Investment Income*...............       (33,948)            (70,584)
Distributions in Excess of Net Investment Income*.......          (264)               (468)
                                                            ----------          ----------
Distributions from and in Excess of Net Investment
  Income*...............................................       (34,212)            (71,052)
Distributions from Net Realized Gain*...................        (5,175)                  0
                                                            ----------          ----------
  Total Distributions*..................................       (39,387)                  0
                                                            ----------          ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....        (7,881)            (22,691)
                                                            ----------          ----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................       361,019             579,040
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................        27,249              48,358
Cost of Shares Repurchased..............................      (402,208)           (690,250)
                                                            ----------          ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......       (13,940)            (62,852)
                                                            ----------          ----------
TOTAL DECREASE IN NET ASSETS............................       (21,821)            (85,543)
NET ASSETS:
Beginning of the Period.................................     1,360,242           1,445,785
                                                            ----------          ----------
End of the Period (Including accumulated distributions
  in excess of net investment income of $353 and $89,
  respectively).........................................    $1,338,421          $1,360,242
                                                         =============      ==============

                                          Six Months Ended      Year Ended
         *Distributions by Class           June 30, 1997     December 31, 1996
------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.........................     $ (32,592)        $ (67,667)
  Class B Shares.........................        (1,515)           (3,179)
  Class C Shares.........................          (105)             (206)
                                              ---------         ---------
                                              $ (34,212)        $ (71,052)
                                              =========         =========
Distributions from Net Realized Gain:
  Class A Shares.........................     $  (4,884)        $       0
  Class B Shares.........................          (273)                0
  Class C Shares.........................           (18)                0
                                              ---------         ---------
                                              $  (5,175)        $       0
                                              =========         =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                Year Ended December 31
                                    Six Months Ended   -----------------------------------------
          Class A Shares             June 30, 1997       1996       1995       1994       1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period.............................     $ 19.238       $ 19.549   $ 17.572   $ 19.857   $ 18.721
                                         -------       --------   --------   --------   --------
  Net Investment Income............         .485           .980      1.021      1.051      1.107
  Net Realized and Unrealized
    Gain/Loss......................        (.043)         (.304)     1.982     (2.280)     1.145
                                         -------       --------   --------   --------   --------
Total from Investment Operations...         .442           .676      3.003     (1.229)     2.252
                                         -------       --------   --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income.......         .489           .987      1.026      1.056      1.116
  Distributions from Net Realized
    Gain...........................         .075            -0-        -0-        -0-        -0-
                                         -------       --------   --------   --------   --------
Total Distributions................         .564           .987      1.026      1.056      1.116
                                         -------       --------   --------   --------   --------
Net Asset Value, End of the
  Period...........................     $ 19.116       $ 19.238   $ 19.549   $ 17.572   $ 19.857
                                        ========       ========   =========  ========   ========
Total Return (a)...................        2.36%*         3.65%     17.49%     (6.31%)    12.32%
Net Assets at End of the Period (In
  millions)........................     $1,265.2       $1,283.7   $1,365.4   $1,110.2   $1,230.0
Ratio of Expenses to Average Net
  Assets (b).......................         .93%           .95%       .88%       .88%       .84%
Ratio of Net Investment Income to
  Average Net Assets (b)...........        5.15%          5.11%      5.44%      5.70%      5.69%
Portfolio Turnover.................          50%*           92%        70%        48%        79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months                                    May 1, 1993
                                      Ended        Year Ended December 31      (Commencement of
                                     June 30,    ---------------------------   Distribution) to
          Class B Shares               1997       1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................   $19.240     $19.549   $17.563   $19.824        $19.320
                                     -------     -------   -------   -------        -------
  Net Investment Income...........      .413        .832      .890      .899           .619
  Net Realized and Unrealized
    Gain/Loss.....................     (.044)      (.304)    1.978    (2.276)          .513
                                     -------     -------   -------   -------        -------
Total from Investment
  Operations......................      .369        .528     2.868    (1.377)         1.132
                                     -------     -------   -------   -------        -------
Less:
  Distributions from and in Excess
    of Net Investment Income......      .414        .837      .882      .884           .628
  Distributions from Net Realized
    Gain..........................      .075         -0-       -0-       -0-            -0-
                                     -------     -------   -------   -------        -------
Total Distributions...............      .489        .837      .882      .884           .628
                                     -------     -------   -------   -------        -------
Net Asset Value, End of the
  Period..........................   $19.120     $19.240   $19.549   $17.563        $19.824
                                     =======     =======   =======   =======        =======
Total Return (a)..................     1.96%*      2.83%    16.67%    (7.03%)         5.92%*
Net Assets at End of the Period
  (In millions)...................   $  68.5     $  71.6   $  75.3   $  30.0        $  20.8
Ratio of Expenses to Average
  Net Assets (b)..................     1.71%       1.74%     1.67%     1.71%          1.68%
Ratio of Net Investment Income to
  Average Net Assets (b)..........     4.37%       4.38%     4.69%     4.88%          4.25%
Portfolio Turnover................       50%*        92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sale charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                    Six Months                                  August 13, 1993
                                      Ended        Year Ended December 31      (Commencement of
                                     June 30,    ---------------------------   Distribution) to
          Class C Shares               1997       1996      1995      1994     December 31, 1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
Period............................   $19.239     $19.548   $17.568   $19.823        $19.650
                                     -------     -------   -------   -------        -------
  Net Investment Income...........      .412        .830      .883      .908           .350
  Net Realized and Unrealized
    Gain/Loss.....................     (.046)      (.302)    1.979    (2.279)          .181
                                     -------     -------   -------   -------        -------
Total from Investment
  Operations......................      .366        .528     2.862    (1.371)          .531
                                     -------     -------   -------   -------        -------
Less:
  Distributions from and in Excess
    of Net Investment Income......      .414        .837      .882      .884           .358
  Distributions from Net Realized
    Gain..........................      .075         -0-       -0-       -0-            -0-
                                     -------     -------   -------   -------        -------
Total Distributions...............      .489        .837      .882      .884           .358
                                     -------     -------   -------   -------        -------
Net Asset Value, End of the
  Period..........................   $19.116     $19.239   $19.548   $17.568        $19.823
                                     =======     =======   =======   =======        =======
Total Return (a)..................     1.96%*      2.83%    16.60%    (6.98%)         2.70%*
Net Assets at End of the Period
  (In millions)...................   $   4.7     $   4.9   $   5.1   $   3.5        $   5.0
Ratio of Expenses to Average Net
  Assets (b)......................     1.71%       1.74%     1.67%     1.70%          1.68%
Ratio of Net Investment Income to
  Average Net Assets (b)..........     4.39%       4.37%     4.68%     4.89%          4.21%
Portfolio Turnover................       50%*        92%       70%       48%            79%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1996 and 1995, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC's reimbursement of certain expenses was less than 0.01%.

 *  Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Insured Tax Free Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through an investment in a diversified portfolio of insured municipal securities. The Fund commenced the distribution of its Class B and Class C shares on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $1,256,910,669; the aggregate gross unrealized appreciation is $95,140,992 and the aggregate gross unrealized depreciation is $456,759, resulting in net unrealized appreciation including open future transactions of $94,684,233.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSES--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .525 of 1%
Next $500 million.......................................     .500 of 1%
Next $500 million.......................................     .475 of 1%
Over $1.5 billion.......................................     .450 of 1%

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $29,800 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $123,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $496,000, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $1,168,646,617, $67,761,342 and
$4,904,977 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                            SHARES          VALUE
---------------------------------------------------------------------
Sales:
  Class A...............................   18,791,315   $ 356,325,308
  Class B...............................      191,206       3,634,028
  Class C...............................       55,859       1,059,412
                                          -----------   -------------
Total Sales.............................   19,038,380   $ 361,018,748
                                          ===========   =============
Dividend Reinvestment:
  Class A...............................    1,378,730   $  26,192,530
  Class B...............................       50,691         962,978
  Class C...............................        4,904          93,158
                                          -----------   -------------
Total Dividend Reinvestment.............    1,434,325   $  27,248,666
                                          ===========   =============
Repurchases:
  Class A...............................  (20,711,208)  $(393,594,399)
  Class B...............................     (380,476)     (7,228,648)
  Class C...............................      (72,795)     (1,384,884)
                                          -----------   -------------
Total Repurchases.......................  (21,164,479)  $(402,207,931)
                                          ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $1,179,723,178, $70,392,984 and
$5,137,291 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                            SHARES          VALUE
---------------------------------------------------------------------
Sales:
  Class A...............................   29,859,557   $ 567,772,788
  Class B...............................      504,537       9,594,322
  Class C...............................       88,189       1,673,061
                                          -----------   -------------
Total Sales.............................   30,452,283   $ 579,040,171
                                          ===========   =============
Dividend Reinvestment:
  Class A...............................    2,446,455   $  46,553,726
  Class B...............................       86,458       1,644,731
  Class C...............................        8,358         159,069
                                          -----------   -------------
Total Dividend Reinvestment.............    2,541,271   $  48,357,526
                                          ===========   =============
Repurchases:
  Class A...............................  (35,424,716)  $(674,636,862)
  Class B...............................     (718,709)    (13,659,358)
  Class C...............................     (101,870)     (1,953,309)
                                          -----------   -------------
Total Repurchases.......................  (36,245,295)  $(690,249,529)
                                          ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                   CONTINGENT DEFERRED
                                                      SALES CHARGE
              YEAR OF REDEMPTION                 CLASS B         CLASS C
------------------------------------------------------------------------
First..........................................   4.00%           1.00%
Second.........................................   3.75%            None
Third..........................................   3.50%            None
Fourth.........................................   2.50%            None
Fifth..........................................   1.50%            None
Sixth..........................................   1.00%            None
Seventh and Thereafter.........................    None            None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $124,900 and CDSC on redeemed shares of approximately $102,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $655,643,068 and $681,169,089, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized on the next page are the specific types of derivative financial instruments used by the Fund.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended June 30, 1997 were as follows:

                                          CONTRACTS     PREMIUM
-----------------------------------------------------------------
Outstanding at December 31, 1996........      -0-     $       -0-
Options Written and Purchased (Net).....    2,500      (1,492,056)
Options Terminated in Closing
  Transactions (Net)....................   (2,500)      1,492,056
                                          -------     -----------

Outstanding at June 30, 1997............      -0-     $       -0-
                                          =======     ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at December 31, 1996..........................          100
Futures Opened............................................       13,520
Futures Closed............................................      (13,310)
                                                                -------
Outstanding at June 30, 1997..............................          310
                                                                =======

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1997, and the description and unrealized depreciation are as follows:

                                                                  UNREALIZED
                                                    CONTRACTS    DEPRECIATION
------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  September 1997--Short Contract (Current
  Notional Value of $111,063 per contract)....        310            $(55,002)
                                                      ===            ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $368,600.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc. This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULT OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 39,581,246 shares voted for the proposal, 847,853 shares voted against and 2,061,866 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 41,464,471 shares voted in his favor and 1,026,492 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 41,446,711 shares voted in his favor and 1,044,253 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 41,444,464 shares voted in her favor and 1,046,500 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 41,438,907 shares voted in his favor and 1,052,057 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 41,545,116 shares voted in his favor and 1,036,848 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 41,464,110 shares voted in his favor and 1,026,854 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 41,422,017 shares voted in his favor and 1,068,947 shares withheld. With regard to the election of Phillip
B. Rooney as elected trustee of the Fund, 41,455,085 shares voted in his favor and 1,035,879 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 41,414,191 shares voted in his favor and 1,076,773 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 41,460,817 shares voted in his favor and 1,030,147 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 40,424,104 shares voted for the proposal, 378,327 shares voted against and 1,688,532 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 22
Statement of Operations.......................... 23
Statement of Changes in Net Assets............... 24
Financial Highlights............................. 25
Notes to Financial Statements.................... 28

TFHI SAR 8/97

                             LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to                       [PHOTO]
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,          DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S.

                                                           Continued on page two
dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 8.58 percent yield on taxable securities for investors in the 36 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...    3.21%      2.81%       2.81%
Six-month total return(2)................   (1.68%)    (1.19%)      1.81%
One-year total return(2).................    2.51%      2.90%       5.83%
Five-year average annual total
  return(2)..............................    4.98%        N/A         N/A
Ten-year average annual total
  return(2)..............................    6.10%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................    7.49%      5.51%       5.07%
Commencement date........................ 06/28/85   05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    6.00%      5.53%       5.53%
Taxable equivalent distribution
  rate(4)................................    9.38%      8.64%       8.64%
SEC Yield(5).............................    5.45%      4.89%       4.95%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

An investment in medium- and lower-grade securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payment of principal and interest.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

 TOP TEN STATES AS OF JUNE 30, 1997

                                 PERCENTAGE OF FUND'S
                                 LONG-TERM INVESTMENTS
Illinois ......................         12.3%
Colorado ......................          9.1%
Florida .......................          7.9%
New York ......................          7.9%
Pennsylvania ..................          7.2%
Texas .........................          6.7%
California ....................          5.2%
Massachusetts .................          4.9%
Tennessee .....................          3.2%
Michigan ......................          3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1997                                             AS OF DECEMBER 31, 1996
AAA.............. 20.6%                                         AAA............... 22.1%
AA...............  6.3%                                         AA................  4.3%
A................  3.6%          [PIE CHART]                    A.................  3.7%           [PIE CHART]
BBB.............. 21.1%                                         BBB............... 23.4%
BB...............  3.9%                                         BB................  3.4%
B................  0.4%                                         B.................  1.0%
Non-Rated........ 44.1%                                         Non-Rated......... 42.1%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

           AS OF JUNE 30, 1997                                             AS OF DECEMBER 31, 1997
Industrial Revenue ..................  16.9%                    Industrial Revenue ..................  17.1%
Health Care .........................  15.2%                    Health Care .........................  16.7%
Other Care ..........................  12.0%                    Other Care ..........................  11.2%
Multi-Family Housing ................   9.4%                    Multi-Family Housing ................   9.2%
Public Building .....................   7.1%                    Tax District ........................   6.8%

 DURATION

            AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration         6.85 years                     7.47 years

                          PORTFOLIO MANAGEMENT REVIEW
             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Tax Free High Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes David C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

Q WHAT EVENTS OR MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THE FIRST HALF OF THIS YEAR?

A Interest rate changes and the state of the economy played major roles in the Fund's performance. This economic prosperity is unequaled in history--with unemployment at a 27-year low, first quarter growth at its highest level since 1987 and few signs of inflation. The downward trend in interest rates in recent years has given us a boost in terms of price appreciation, but also makes it more difficult to add to the income component of the Fund.
    Another factor impacting the Fund is the percentage of issues coming to market triple-A insured. Year to date, the percentage of insured issuance totaled 55 percent of new issue volume. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Combined with drastic cuts in insurance costs over the past four years, yields on insured offerings are much more than lower rated investment grade securities.
    The perceived credit risk associated with the lower- and non-rated bonds has diminished considerably, due in part to the strong economy. Investors seeking high yields purchased large positions of non-rated bonds, resulting in limited supply and ultimately allowing bond issues to offer bonds at lower yields. As non-rated bonds gained market acceptance, their yields adjusted closer to investment grade bond levels, making higher yields increasingly elusive.
    Finally, supply was lower than anticipated during most of the period, picking up only in the last six weeks. This was primarily due to interest rates remaining in the same range throughout most of the 1990's significantly decreasing the volume of refunding issues coming to market. Additionally, certain states such as California and Pennsylvania had substantially lower new issue volume than previous periods, negatively impacting supply as well.

Q   HAS THE FUND'S PERFORMANCE SUFFERED FROM THE TIGHT SUPPLY AND NARROWING
    SPREADS?

A Fortunately, no. Almost 21 percent of the Fund's assets are triple-A rated, a sector that experienced superior price appreciation during the period. Triple-A rated securities are very liquid and tend to perform well when interest rates are declining. Another 70 percent of assets are triple-B or lower/non-rated. This sector of the market enhances the yield of the Fund and tends to outperform when interest rates increase, as the price of these securities is based more on credit quality than market movements. Together, this barbelled rating distribution minimizes volatility in the Fund.
    For the six months ended June 30, 1997, the Fund generated a total return of
3.21 percent(1) for Class A shares at net asset value. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 3.20 percent over the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Fund's net asset value closed the reporting period unchanged at $14.47 per Class A share.
    The Fund's tax-exempt distribution rate for Class A shares as of June 30, 1997, was 6.00 percent(3), representing a taxable-equivalent distribution rate of 9.38 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart on page four for additional Fund performance results.

Q   TO WHAT WOULD YOU ATTRIBUTE THE FUND'S SUCCESS?

A We have always managed the Fund with long-term performance in mind. We strive for consistency, and focus on providing relative net asset value
    (NAV) stability and a competitive current yield. It is an approach that has worked well for us throughout a wide range of market conditions.
    We are also supported by a very strong research team that has proven itself over the long term. With analysts in four regions of the country--based in southern California, Chicago, Houston, and Boston--we are able to get a better read on regional economies and build strong relationships and information networks among the issuers and traders we deal with on a daily basis. This gives us a head start in identifying attractive high-yielding municipal bond issues.

Q   WHAT CHANGES HAVE YOU MADE IN THE FUND'S PORTFOLIO OVER THE PAST SIX
    MONTHS?

A We continue to keep the Fund well diversified with no more than 25 percent in any one sector. Health care continues to be one of our largest sector concentrations. This is due to our strong emphasis on research in the sector that enables us to identify value in health care bonds. Non-hospital health-care issues--senior citizen residences, nursing homes, and assisted care centers--are also very attractive and provide excellent yield opportunities.
    In the first half of the reporting period, we were able to add to our holdings in the transportation sector with two large New York Port Authority issues. Historically, the Port Authority has provided good credit quality and value because it is generally priced lower when it comes to market than it would be if it traded in the secondary market. Additionally, New York and New Jersey residents benefit from state tax exemption from these bonds. For additional Fund portfolio highlights, please refer to page five.

Q   WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We are fairly optimistic about the remainder of the year for the following reasons. First, inflation continues to be held well in check. And second, the days of deficit spending appear to be gone, and the U.S. deficit has been dramatically reduced. This combination of low inflation and a declining deficit should bring about lower interest rates, which makes for a bullish environment for the fixed income market. We believe that the Federal Reserve Board will leave rates unchanged throughout at least the fourth quarter.
    The Fund is positioned to track well with the market, regardless of what happens in the economy. At June 30, 1997, the duration of the Fund stood at 6.85 years, shorter than our benchmark, the Lehman Brothers Municipal Bond Index, of
7.98 years. Because of the longer-term nature of the Fund, the index has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measure of the Fund's sensitivity to interest rate movements. Portfolios with shorter durations tend to perform better in rising rate environments, while portfolios with longer durations perform better when rates decline. If our outlook on interest rates continues to remain positive, we would seek to lengthen our exposure to lower-rated, higher-yielding bonds greatly decreases the volatility of the Fund's performance. In the event that inflation picks up and the Fed responds with one or more rate hikes, we will adjust the portfolio's duration and some of our holdings. Until that time, we will maintain a neutral posture as we enter the second half of 1997.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG.]
David C. Johnson

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  98.7%
          ALABAMA  1.0%
$ 5,000   Alabama St Indl Dev Auth Solid Waste Disp Rev
          Pine City Fiber Co............................      6.450%   12/01/23  $  5,119,900
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg...............      6.950    01/01/20     1,071,940
  3,000   West Jefferson Cnty, AL Amusement & Pub Pk
          Auth..........................................      8.000    12/01/26     3,018,630
                                                                                 ------------
                                                                                    9,210,470
                                                                                 ------------
          ALASKA  0.3%
  2,250   Seward, AK Rev AK Sealife Cent Proj...........      7.650    10/01/16     2,326,455
                                                                                 ------------
          ARIZONA  1.3%
  6,325   Chandler, AZ Indl Dev Auth Rev Chandler Finl
          Cent Proj Ser 1986 (c)........................      7.125    12/01/16     5,376,249
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev
          Borden Inc Proj (Var Rate Cpn)................      5.040    10/01/12       999,190
  2,605   Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
          Rev...........................................      7.750    04/01/15     2,626,100
  2,700   Maricopa Cnty, AZ Unified Sch Dist No 41
          Gilbert Rfdg (FGIC Insd)......................          *    01/01/08     1,579,581
  1,045   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A....     11.000    07/01/00     1,146,177
                                                                                 ------------
                                                                                   11,727,297
                                                                                 ------------
          ARKANSAS  0.2%
  2,005   Arkansas St Dev Fin Auth Single Family Mtg Rev
          Replacement Ser C.............................      8.600    02/01/17     2,073,371
                                                                                 ------------
          CALIFORNIA  4.7%
  1,310   California Edl Fac Auth Rev Univ of La
          Verne.........................................      6.375    04/01/13     1,347,715
  1,900   California Hlth Fac Auth Rev Vly Presbyterian
          Hosp Proj Ser A Rfdg..........................      9.000    05/01/12     1,957,000
  1,000   Capistrano, CA Unified Sch Dist Cmnty Fac Dist
          Spl Tax.......................................      7.100    09/01/21     1,050,230
  1,500   Colton, CA Pub Fin Auth Rev Elec Sys Impts
          (Prerefunded @ 10/01/03)......................      7.500    10/01/20     1,757,235
  5,000   Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd)...............................          *    09/01/17     1,581,250
  2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
          C.............................................      8.375    07/01/11     2,660,325
  2,000   Culver City, CA Redev Fin Auth Rev Tax Alloc
          Rfdg (AMBAC Insd).............................      5.500    11/01/14     2,039,140
  3,465   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)................          *    09/01/15     1,162,646
  3,480   Escondido, CA Jt Pwrs Fin Auth Lease Rev CA
          Cent for the Arts (AMBAC Insd)................          *    09/01/18       949,274
  2,000   Port Oakland, CA Port Rev Ser G (MBIA Insd)...      5.375    11/01/25     1,910,340
  6,350   Riverside Cnty, CA Air Force Vlg West Inc Ser
          A Rfdg........................................      8.125    06/15/20     6,834,759
  2,000   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)
          (b)...........................................      5.500    08/15/10     2,064,580
  1,900   San Diego Cnty, CA Ctfs Partn (AMBAC Insd)....      5.500    08/15/11     1,953,238
  7,625   San Francisco, CA City & Cnty Redev Agy Lease
          Rev Gains (Crossover Rfdg @ 07/01/04) (f).....    0/8.500    07/01/14     6,274,918

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 3,300   San Francisco, CA City & Cnty Redev Fin Auth
          Tax Alloc Rev.................................      5.250%   08/01/21  $  3,096,324
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B
          Rfdg..........................................      7.500    09/01/16     3,069,180
  3,000   Westminster, CA Redev Agy Tax Alloc Rev
          Commercial Redev Proj No 1....................      6.200    08/01/23     3,034,890
                                                                                 ------------
                                                                                   42,743,044
                                                                                 ------------
          COLORADO  8.4%
 11,920   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy.....          *    08/31/10     5,446,487
 19,000   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C..............................          *    08/31/26     2,494,890
     66   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Cash Payment Deficiency Bond..................      8.090    12/01/34        63,044
    356   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Interest Certificate (e)......................      5.700    12/01/34       338,532
    650   Arapahoe Cnty, CO Centennial Downs Metro Dist
          Ltd Tax Bond Ser 1993 Rfdg....................      8.090    12/01/34       617,869
  1,000   Bowles Metro Dist CO..........................      7.750    12/01/15     1,033,530
  6,200   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj...................................      9.000    01/01/25     7,186,048
  6,395   Colorado Hlth Fac Auth Rev Christian Living
          Campus Proj (Prerefunded @ 01/01/99)..........     10.500    01/01/19     7,147,436
  2,880   Colorado Hlth Fac Auth Rev Univ Hills
          Christian Nursing Rfdg........................      8.750    12/01/11     2,970,086
    495   Colorado Hsg Fin Auth Single Family
          Residential Rev Ser C Rfdg....................      8.750    09/01/17       511,820
  1,000   Denver, CO City & Cnty Arpt Rev Ser A (b).....      6.900    11/15/98     1,033,990
  1,175   Denver, CO City & Cnty Arpt Rev Ser A.........      8.400    11/15/98     1,237,404
  3,000   Denver, CO City & Cnty Arpt Rev Ser A.........      8.875    11/15/12     3,542,070
 10,000   Denver, CO City & Cnty Arpt Rev Ser A.........      8.500    11/15/23    11,331,600
  2,500   Denver, CO City & Cnty Arpt Rev Ser D.........      7.750    11/15/13     3,036,150
    930   East River Regl Santn Dist CO Var Rfdg (Var
          Rate Cpn).....................................      4.000    12/01/08       665,150
  5,570   Greeley, CO Multi-Family Rev Hsg Mtg Creek
          Stone (FHA Guaranteed) (a)....................      6.050    07/01/37     5,544,991
  3,016   Gunnison Cnty, CO Indl Rev Bond Crested Butte
          Mtn Resort Inc................................      9.250    10/01/07     3,089,259
  4,163   Himalaya Wtr & Santn Dist Adams Cnty, CO Genl
          Oblig Ltd Tax Bond Ser 1995...................      9.500    12/01/24     2,886,343
  1,590   Residential Funding Mtg Security Cnduit Rfdg
          First Mtg Christian Living Ser A..............      6.850    01/01/15     1,603,960
  1,060   Residential Funding Mtg Security Cnduit Rfdg
          First Mtg Christian Living Ser A..............      7.050    01/01/19     1,068,968

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$ 4,605   Skyland Metro Dist Gunnison Cnty CO Rfdg (Var
          Rate Cpn).....................................      4.000%   12/01/08  $  3,295,052
 13,868   Tower Metro Dist Adams Cnty, CO Genl Oblig Ltd
          Tax Bond Ser 1995.............................      9.500    12/01/24     9,615,555
                                                                                 ------------
                                                                                   75,760,234
                                                                                 ------------
          CONNECTICUT  1.2%
  3,740   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Windsor Proj (b).................      7.125    11/01/24     4,199,796
  6,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A.........................................      6.400    09/01/11     6,299,880
                                                                                 ------------
                                                                                   10,499,676
                                                                                 ------------
          DISTRICT OF COLUMBIA  0.4%
  1,700   District of Columbia Ser A1 Rfdg (MBIA Insd)
          (b)...........................................      6.500    06/01/10     1,887,306
  2,000   District of Columbia Ser E (FSA Insd).........      6.000    06/01/11     2,067,280
                                                                                 ------------
                                                                                    3,954,586
                                                                                 ------------
          FLORIDA  7.3%
  2,700   Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC
          Insd).........................................      5.100    07/01/07     2,755,782
 28,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd)........................          *    02/01/18     8,573,320
  4,955   Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent......................................     10.250    07/01/11     4,707,250
  2,085   Escambia Cnty, FL Rev ICF/MR Pensacola Care
          Dev Cent Ser A................................     10.250    07/01/11     1,980,750
  1,135   Fishhawk Cmnty Dev Dist FL Spl Assmt Rev......      7.625    05/01/18     1,151,946
  9,815   Florida St Muni Pwr Agy Rev (AMBAC Insd)......      4.500    10/01/27     8,217,707
  1,000   Lake Saint Charles, FL Cmnty Dev Dist Spl
          Assmt Rev.....................................      7.875    05/01/17     1,010,380
  5,500   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd).........................................      6.750    10/01/25     6,083,825
  3,860   Monroe Cnty, FL Indl Dev Auth First Mtg Med
          Fac Rev Kennedy Dr Invt Ltd Proj Rfdg.........     11.000    11/01/12     3,859,035
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Tower........................      8.750    07/01/26     1,601,430
  1,300   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg.....................      8.625    07/01/20     1,375,439
  2,395   Pinellas Cnty, FL Edl Fac Auth Rev College
          Harbor Proj Ser A.............................      8.250    12/01/21     2,436,242
  6,000   Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
          Sunnyside Prty................................      6.700    07/01/25     5,983,440
 16,065   Sun N Lake of Sebring, FL Impt Dist Spl Assmt
          Ser A (d).....................................     10.000    12/15/11    11,044,687
  1,000   Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj.................      8.500    05/01/17     1,068,720
  1,930   Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg.....................................      7.500    11/01/16     1,955,727
  2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg.....................................      7.625    11/01/26     2,026,480
                                                                                 ------------
                                                                                   65,832,160
                                                                                 ------------
          GEORGIA  2.0%
 19,000   Class A Ctfs relating to Atlanta, GA Urban
          Residential Fin Auth Multi-Family Hsg
          Renaissance on Peachtree Apts Proj Ser 85.....      8.500    04/01/26    18,050,000
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          IDAHO  1.5%
$ 8,000   Idaho Hlth Fac Auth Rev IHC Hosp Inc Rfdg
          (Inverse Fltg)................................      7.820%   02/15/21  $  9,122,000
  4,300   Owyhee Cnty, ID Indl Dev Corp Indl Dev Rev
          Envirosafe Services of ID Inc.................      8.250    11/01/02     4,437,256
                                                                                 ------------
                                                                                   13,559,256
                                                                                 ------------
          ILLINOIS  11.3%
  1,000   Alton, IL Hosp Fac Rev Saint Anthony's Hlth
          Cent Proj (Prerefunded @ 09/01/99)............      8.375    09/01/14     1,090,370
  1,950   Bridgeview, IL Tax Increment Rev Rfdg.........      9.000    01/01/11     2,186,769
  3,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          American Airls Inc Proj Ser A.................      7.875    11/01/25     3,268,800
 23,975   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84A (b).............      8.850    05/01/18    26,804,769
  2,680   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B........................      8.950    05/01/18     3,038,128
  4,075   Chicago, IL Rev Chatham Ridge Tax Increment...     10.250    01/01/07     4,329,687
  5,270   Chicago, IL Ser B (AMBAC Insd)................      5.000    01/01/12     5,129,554
  1,000   Chicago, IL Tax Increment.....................      7.250    01/01/14     1,013,220
  2,000   Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A....................................      8.500    12/01/15     2,093,180
  1,405   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj..................................      8.000    11/15/16     1,428,337
  7,290   Illinois Dev Fin Auth Rev Mercy Hsg Corp Proj
          Rfdg..........................................      7.000    08/01/24     7,759,768
  1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
          Proj..........................................      7.500    08/15/26     1,018,060
  3,730   Illinois Edl Fac Auth Rev Trinity Med Cent
          (FSA Insd)....................................      6.000    07/01/28     3,803,742
  3,000   Illinois Hlth Fac Auth Rev Fairview Oblig
          Group Ser A Rfdg..............................      7.400    08/15/23     3,164,940
  4,730   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D.........................................      9.500    11/15/15     5,570,001
  3,825   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00)................      9.500    11/15/15     4,502,293
  1,000   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig
          Group Ser B...................................      8.000    02/15/25     1,059,340
  5,000   Illinois Hlth Fac Auth Rev Midwest Physician
          Group Ltd Proj................................      8.100    11/15/14     5,534,300
  3,000   Illinois Hlth Fac Auth Rev Servantcor Ser A
          (Var Rate Cpn) (Prerefunded @ 08/15/01).......      8.000    08/15/21     3,436,710
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev....      8.000    03/01/10     1,306,700
    750   Mill Creek Wtr Reclamation Dist IL Wtrwks
          Rev...........................................      8.000    03/01/10       784,020
  1,500   Palatine, IL Tax Increment Rev Rand Dundee
          Cent Proj.....................................      7.750    01/01/17     1,506,780
  1,800   Peoria, IL Spl Tax Weaverridge Spl Svc Area...      8.050    02/01/17     1,841,994
  2,095   Regional Tran Auth IL Ser B (AMBAC Insd)......      8.000    06/01/17     2,743,801
  7,000   Robbins, IL Res Recovery Rev..................      8.375    10/15/16     7,274,820
                                                                                 ------------
                                                                                  101,690,083
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          INDIANA  0.9%
$ 2,000   East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14....................................      6.700%   11/01/12  $  2,037,260
  3,585   Highland, IN Sch Bldg Corp Rfdg First Mtg.....      5.250    07/05/14     3,452,247
  3,190   Kokomo Cent IN Sch Bldg Corp First Mtg (AMBAC
          Insd).........................................      4.125    07/15/17     2,642,596
                                                                                 ------------
                                                                                    8,132,103
                                                                                 ------------
          KANSAS  0.3%
  2,220   Kansas City, KS Crawford Cnty Leavenworth
          Single Family Mtg Rev (AMBAC Insd)............          *    04/01/16       300,965
  1,000   Lawrence, KS Commercial Dev Rev Var Holiday
          Inn Sr Ser A Rfdg.............................      8.000    07/01/16     1,036,600
  1,000   Manhattan, KS Commercial Dev Rev Var Holiday
          Inn Sr Ser A Rfdg.............................      8.000    07/01/16     1,036,600
                                                                                 ------------
                                                                                    2,374,165
                                                                                 ------------
          KENTUCKY  0.3%
  2,700   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys
          Proj (Inverse Fltg) (MBIA Insd)...............      8.566    10/09/08     3,111,750
                                                                                 ------------
          LOUISIANA  0.4%
  3,000   Louisiana Pub Fac Auth Rev Student Ln Subser
          A3............................................      7.000    09/01/06     3,184,050
                                                                                 ------------
          MAINE  0.2%
  1,250   Maine Hlth & Higher Edl Fac Auth Rev Ser B
          (FSA Insd)....................................      7.000    07/01/24     1,406,363
                                                                                 ------------
          MARYLAND  0.7%
  1,440   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Multi-Family Hsg Rev Ser A Rfdg...........      8.300    05/15/17     1,472,386
  1,725   Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
          Dev Rev Single Family Pgm Seventh Ser.........      7.300    04/01/25     1,831,122
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt
          Woodview Ser A................................      8.000    07/01/26     3,027,600
                                                                                 ------------
                                                                                    6,331,108
                                                                                 ------------
          MASSACHUSETTS  4.5%
 13,770   Canton, MA Hsg Auth Multi-Family Hsg Mtg Rev
          Canton Arboretum Apts.........................      6.500    09/01/19    13,081,500
  5,000   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)...................................      3.100    07/01/13     4,517,650
  1,670   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Anne's Hosp Ser A.............................      9.375    07/01/14     1,673,440
  3,415   Massachusetts St Hlth & Edl Fac Auth Rev Saint
          Mem Med Cent Ser A............................      6.000    10/01/23     3,066,158
  2,200   Massachusetts St Hsg Fin Agy Hsg Rev Insd
          Rental Ser A Rfdg (AMBAC Insd)................      6.650    07/01/19     2,309,274
    640   Massachusetts St Hsg Fin Agy Hsg Rev Ser A....      9.000    12/01/18       659,520
  4,000   Massachusetts St Indl Fin Agy Rev Cent For
          Autism........................................      9.500    11/01/17     4,369,120
    575   Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...............................      8.000    12/01/06       613,882
  1,085   Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...............................      8.375    12/01/13     1,199,912

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          MASSACHUSETTS (CONTINUED)
$   675   Massachusetts St Indl Fin Agy Rev Dimmock
          Cmnty Hlth Cent...............................      8.500%   12/01/20  $    737,039
  6,900   Massachusetts St Indl Fin Agy Rev Swr Fac Res
          Ctl Composting................................      9.250    06/01/10     7,323,798
  1,000   Massachusetts St Indl Fin Agy Solid Waste Disp
          Rev Res Recovery Sys..........................      9.200    12/01/99     1,011,780
                                                                                 ------------
                                                                                   40,563,073
                                                                                 ------------
          MICHIGAN  2.7%
  2,000   Battle Creek, MI Downtown Dev Auth Tax
          Increment Rev.................................      7.600    05/01/16     2,294,280
  7,000   Detroit, MI Wtr Supply Sys Rev Rfdg (FGIC
          Insd).........................................      5.000    07/01/23     6,379,380
  2,390   Meridian, MI Econ Dev Corp Ltd Oblig Rev 1st
          Mtg Burcham Hills Ser A.......................      7.500    07/01/13     2,473,411
  3,430   Meridian, MI Econ Dev Corp Ltd Oblig Rev 1st
          Mtg Burcham Hills Ser A.......................      7.750    07/01/19     3,587,883
  3,005   Michigan St Hosp Fin Auth Rev Garden City
          Hosp..........................................      8.300    09/01/02     3,164,926
 12,500   Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fibre Proj (d)...................     10.250    12/01/16     5,987,750
    715   Saint Clair Cnty, MI Econ Dev Corp Kmart
          Proj..........................................      9.500    02/01/06       716,544
                                                                                 ------------
                                                                                   24,604,174
                                                                                 ------------
          MINNESOTA  1.2%
  5,490   Eden Prairie, MN Multi-Family Hsg Rev Sterling
          Ponds Proj Ser A..............................     10.000    01/15/20     5,017,618
    495   Eden Prairie, MN Multi-Family Hsg Rev Sterling
          Ponds Proj Ser B Cap Apprec...................          *    01/15/20       777,051
  2,800   Minneapolis, MN Coml Dev Rev Holiday Inn
          Metrodome Proj Rfdg...........................     10.000    06/01/98     2,812,236
  1,750   Minnesota St Hsg Fin Agy Single Family Mtg Ser
          D.............................................      8.800    07/01/16     1,818,548
                                                                                 ------------
                                                                                   10,425,453
                                                                                 ------------
          MISSISSIPPI  0.1%
  1,000   Claiborne Cnty, MS Pollutn Ctl Rev Sys Energy
          Res Inc Rfdg..................................      7.300    05/01/25     1,053,670
                                                                                 ------------
          MISSOURI  0.8%
    980   Jefferson Cnty, MO Indl Dev Auth Indl Rev
          Cedars Hlthcare Cent Proj Ser A Rfdg..........      8.250    12/01/15       993,818
  4,695   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev
          Skaggs Cmnty Hosp Rfdg........................      9.500    05/15/13     4,847,071
  1,000   Sikeston, MO Elec Rev Rfdg (MBIA Insd)........      6.000    06/01/15     1,083,320
                                                                                 ------------
                                                                                    6,924,209
                                                                                 ------------
          MONTANA  0.4%
  4,000   Montana St Brd Invt Res Recovery Rev
          Yellowstone Energy L P Proj...................      7.000    12/31/19     3,800,800
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEBRASKA  0.6%
$ 2,500   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)..........     11.257%   09/10/30  $  2,784,375
  2,200   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)..........      9.659    10/17/23     2,403,500
                                                                                 ------------
                                                                                    5,187,875
                                                                                 ------------
          NEVADA  0.2%
  1,945   Reno, NV Redev Agy Tax Alloc Downtown Redev
          Proj Ser E Rfdg...............................      5.600    09/01/09     1,884,005
                                                                                 ------------
          NEW HAMPSHIRE  1.5%
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights....................      7.350    01/01/18     2,070,680
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Havenwood-Heritage Heights....................      7.450    01/01/25     2,085,480
  4,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg...................      8.250    07/01/13     4,262,280
  3,435   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Vly Regl Hosp.................................      7.350    04/01/23     3,347,030
  2,000   New Hampshire St Business Fin Auth Pollutn Ctl
          & Solid Waste Disposal Rev....................      7.750    01/01/22     2,118,800
                                                                                 ------------
                                                                                   13,884,270
                                                                                 ------------
          NEW JERSEY  1.7%
  2,240   Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrigerated..................................      8.400    04/01/24     2,378,857
  6,570   New Jersey Econ Dev Auth Rev First Mtg Gross
          Rev Oakridge Manor Proj Rfdg..................      9.500    11/01/14     6,751,135
  1,000   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A......................      8.500    11/01/16     1,038,750
  1,500   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A......................      8.625    11/01/25     1,566,240
  3,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
          Proj Ser A....................................      8.750    05/15/26     3,205,920
                                                                                 ------------
                                                                                   14,940,902
                                                                                 ------------
          NEW MEXICO  1.3%
  2,250   Albuquerque, NM Retirement Fac Rev La Vida
          Llena Proj Ser A Rfdg.........................      8.850    02/01/23     2,403,180
  5,835   Albuquerque, NM Retirement Fac Rev OGL
          Retirement Fac Rfdg (c).......................      8.000    10/01/13     4,261,884
  1,000   Bernalillo Cnty, NM Mult-Family Rev Hsg Topke
          Commons/Arbors Proj Ser D.....................      7.700    04/01/27     1,012,150
  3,600   Farmington, NM Pollutn Ctl Rev Pub Svc Co San
          Juan Proj D Rfdg..............................      6.375    04/01/22     3,699,432
                                                                                 ------------
                                                                                   11,376,646
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          NEW YORK  7.2%
$ 1,315   Clifton Springs, NY Hosp & Clinic Ser B Rfdg &
          Impt..........................................      7.000%   01/01/05  $  1,348,467
  1,500   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
          Institute of Technology Rfdg..................      7.500    03/01/26     1,577,610
  1,500   New York City Indl Dev Agy Rev Visy Paper Inc
          Proj..........................................      7.950    01/01/28     1,659,870
  5,000   New York City Ser A...........................      7.000    08/01/07     5,625,950
  3,000   New York City Ser D Rfdg......................      8.000    02/01/05     3,504,450
 10,330   New York City Subser A1 (Embedded Swap).......      5.210    08/01/12    10,020,100
  4,250   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd)....................      5.400    01/01/18     4,226,540
  5,000   New York St Dorm Auth Rev City Univ Ser F.....      5.500    07/01/12     4,944,700
  5,000   New York St Dorm Auth Rev City Univ Ser F.....      5.000    07/01/20     4,457,650
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg)................................      8.001    04/01/20     2,725,000
  6,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Ser D (MBIA Insd).............................      5.635    07/08/26     5,804,640
    225   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B.............................................      5.500    04/01/00       230,047
  1,000   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B.............................................      5.500    04/01/01     1,024,390
    750   New York St Energy Resh & Dev Auth St Svc
          Contract Rev Western NY Nuclear Svc Cent Ser
          B.............................................      5.250    04/01/02       760,950
  1,750   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Rfdg (MBIA Insd)....................      5.250    02/15/19     1,655,815
  1,500   New York St Thruway Auth Hwy & Brdg Tr Fund
          Ser A.........................................      6.000    04/01/14     1,559,325
  3,000   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).........      6.250    11/15/06     3,292,860
  1,500   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).........      6.375    11/15/07     1,672,785
  2,000   New York, NY City Indl Dev Agy Civic Fac Rev
          USTA Natl Tennis Cent Proj (FSA Insd).........      6.500    11/15/09     2,211,440
  7,775   Triborough Bridge & Tunnel Auth NY Rev Ser
          1994A.........................................      4.750    01/01/19     6,923,559
                                                                                 ------------
                                                                                   65,226,148
                                                                                 ------------
          NORTH CAROLINA  0.9%
  8,155   Eastern Band Cherokee Indians NC Spl Oblig Rev
          Carolina Mirror Co Proj.......................     10.250    09/01/09     8,155,000
                                                                                 ------------
          OHIO  2.3%
  2,000   East Liverpool, OH Hosp Rev East Liverpool
          City Hosp Ser A...............................      8.125    10/01/11     2,189,920
  7,100   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (Inverse Fltg) (GNMA Collateralized)..........      9.447    03/31/31     7,756,750
  3,700   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj...................................      8.250    10/01/14     3,644,833
  1,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj...................................      9.000    06/01/21     1,021,810

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          OHIO (CONTINUED)
$ 4,490   Reynoldsburg, OH Hlth Care Fac Rev Wesley
          Ridge Proj (GNMA Collateralized)..............      6.150%   10/20/38  $  4,579,306
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj
          Rfdg..........................................      7.750    12/01/09     1,505,115
                                                                                 ------------
                                                                                   20,697,734
                                                                                 ------------
          OKLAHOMA  0.6%
  1,000   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj
          Ser A Rfdg....................................      7.000    04/01/25       987,910
  4,000   Tulsa, OK Indl Auth Hosp Rev Tulsa Regl Med
          Cent (Prerefunded @ 06/01/03).................      7.200    06/01/17     4,602,400
                                                                                 ------------
                                                                                    5,590,310
                                                                                 ------------
          PENNSYLVANIA  6.7%
  6,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Collateral Toledo Edison Co Proj Ser A Rfdg...      7.750    05/01/20     6,636,540
  1,000   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
          Inc Proj Rfdg.................................      7.700    05/15/22     1,020,070
  4,000   Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Rfdg................      7.500    09/01/15     4,270,840
  1,725   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
          Hosp Proj.....................................      8.500    07/01/13     1,900,829
  2,000   Cumberland Cnty, PA Auth Rev First Mtg
          Carlisle Hosp & Hlth..........................      6.800    11/15/14     2,112,840
  1,500   Delaware Cnty, PA Auth First Mtg Rev Riddle
          Vlg Proj......................................      7.000    06/01/21     1,519,305
  2,000   McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00).........      8.875    10/01/20     2,286,560
  3,750   Montgomery Cnty, PA Higher Edl & Hlth Auth
          Nursing Home Rev Delco Sys Svcs Proj A........      9.875    11/01/18     3,873,038
  8,100   Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Proj Ser A (Prerefunded
          @ 12/01/00)...................................     10.000    12/01/19     9,643,131
    500   Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg...................      7.000    12/01/10       513,120
  2,500   Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg...................      7.250    12/01/15     2,531,475
  6,000   Montgomery Cnty, PA Indl Dev Auth Rev First
          Mtg The Meadowood Corp Rfdg...................      7.400    12/01/20     6,053,160
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev
          Wordsworth Academy............................      7.750    09/01/24     1,012,480
  3,000   Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj................      7.600    12/01/20     3,417,420
  1,500   Pennsylvania Econ Dev Fin Auth Recycling Rev
          Ponderosa Fibres Proj Ser A...................      9.250    01/01/22     1,091,895
  3,000   Pennsylvania Econ Dev Fin Auth Res Recovery
          Rev Colver Proj Ser D.........................      7.050    12/01/10     3,242,340
  5,000   Philadelphia, PA Auth for Indl Dev Rev
          Long-Term Care Maplewood......................      8.000    01/01/24     5,221,600
  1,500   Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg......................................      7.250    01/15/17     1,526,670
  2,000   Scranton Lackawanna, PA Hlth & Welfare Auth
          Rev Rfdg......................................      7.350    01/15/22     2,021,280
                                                                                 ------------
                                                                                   59,894,593
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          RHODE ISLAND  0.2%
$ 2,000   Providence, RI Redev Agy Ctfs Partn Ser A.....      8.000%   09/01/24  $  2,168,980
                                                                                 ------------
          SOUTH CAROLINA  0.4%
    115   Charleston Cnty, SC Ctfs Partn Ser B (MBIA
          Insd).........................................      7.000    06/01/19       128,187
  2,385   Charleston Cnty, SC Ctfs Partn Ser B
          (Prerefunded @ 06/01/04) (MBIA Insd)..........      7.000    06/01/19     2,750,263
  1,000   Oconee Cnty, SC Indl Rev Bond Johnson Ctl Inc
          Ser 84 (Var Rate Cpn).........................      6.335    06/15/04     1,000,000
                                                                                 ------------
                                                                                    3,878,450
                                                                                 ------------
          TENNESSEE  3.0%
  3,000   SCA Tax Exempt Trust Multi-Family Mtg Memphis
          Hlth Edl Rev Bond Receipt Ser A6 (FSA Insd)...      7.350    01/01/30     3,269,310
  4,610   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          ICF/MR Open Arms Dev Cent Ser A...............      9.750    08/01/19     4,934,544
  4,670   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          ICF/MR Open Arms Dev Cent Ser C...............      9.750    08/01/19     4,998,768
  2,000   Springfield, TN Hlth & Edl Fac Brd Hosp Rev
          Jesse Holman Jones Hosp Proj..................      8.250    04/01/12     2,165,860
  6,085   Sullivan Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          First Mtg RHA/Sullivan Inc Fac Rev............      9.750    09/01/19     6,542,409
  4,400   Trenton, TN Hlth & Edl Fac Brd Rev ICF/MR
          RHA/Trenton Golden Door.......................     10.000    05/01/19     4,708,044
                                                                                 ------------
                                                                                   26,618,935
                                                                                 ------------
          TEXAS  6.2%
  2,000   Amarillo, TX Hlth Fac Corp Hosp Rev High
          Plains Baptist Hosp (Inverse Fltg) (FSA
          Insd).........................................      8.814    01/01/22     2,285,000
  1,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd) (a)........      6.000    11/15/12     1,070,180
  2,370   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd) (a)........      6.000    11/15/13     2,529,786
  3,000   Bexar Cnty, TX Hlth Fac Dev Corp Rev Rfdg
          Baptist Hlth Sys Ser A (MBIA Insd) (a)........      5.250    11/15/17     2,887,260
    665   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......          *    08/01/00       526,534
  1,165   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......          *    08/01/01       853,537
    335   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......          *    08/01/02       227,445
  1,825   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......          *    08/01/11       593,143
    775   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......      8.750    08/01/11       817,927
  2,670   Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg......      8.750    08/01/12     2,815,221
  2,500   Garland, TX Indl Dev Auth Rev Bond Ashland Oil
          Proj Ser 84 Rfdg (Var Rate Cpn)...............      5.800    04/01/04     2,521,725
  2,500   Houston, TX Arpt Sys Rev Spl Fac Continental
          Airl Term Impt Ser B..........................      6.125    07/15/27     2,491,725
  5,000   Lower CO Rvr Auth TX Polltn Ctl Rev Samsung
          Austin Semiconductor..........................      6.375    04/01/27     5,143,150
  9,810   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys
          Rev...........................................      6.750    10/01/14     9,474,792

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 2,675   Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs..........................................      7.250%   08/15/11  $  2,712,987
  8,000   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          (GNMA Collateralized).........................      6.900    07/02/24     8,830,640
  2,000   Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd).....      6.750    01/01/15     2,223,720
  2,000   Texas St Tpk Auth Dallas North Thruway Rev
          Addison Arpt Toll Tunnel Proj (FGIC Insd).....      6.600    01/01/23     2,203,940
  5,000   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics......      8.200    03/15/21     5,568,250
                                                                                 ------------
                                                                                   55,776,962
                                                                                 ------------
          UTAH  1.9%
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..........................................      7.800    09/01/15     1,007,440
  1,165   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..........................................      8.000    09/01/20     1,186,634
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj..........................................      7.800    09/01/25     1,003,400
  4,000   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg (MBIA Insd)..............................      5.750    07/01/19     4,008,600
  5,000   Murray City, UT Hosp Rev Inc Hlth Svc Inc Rfdg
          (MBIA Insd)...................................      4.750    05/15/20     4,365,000
    270   Saint George, UT Indl Dev Rev KMart Corp Ser
          1984A.........................................     10.750    10/15/08       272,733
  3,270   Salt Lake Cnty, UT Hsg Auth Multi-Family Hsg
          Rev (FHA Gtd).................................      6.375    11/01/33     3,342,463
  1,580   Utah St Hsg Fin Agy Single Family Mtg Mezz A1
          (AMBAC Insd)..................................      6.100    07/01/13     1,616,893
                                                                                 ------------
                                                                                   16,803,163
                                                                                 ------------
          VIRGINIA  0.5%
  2,650   Fairfax Cnty, VA Park Auth Park Fac Rev.......      6.625    07/15/20     2,779,293
  1,500   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
          Fac Ser A.....................................      7.450    01/01/09     1,584,405
                                                                                 ------------
                                                                                    4,363,698
                                                                                 ------------
          WASHINGTON  2.8%
 20,980   King Cnty, WA Ser B...........................      5.850    12/01/13    21,528,837
  1,000   Port Walla Walla, WA Pub Corp Solid Waste
          Recycling Rev Ponderosa Fibres Proj...........      9.125    01/01/26       767,600
  1,000   Spokane Cnty, WA Indl Dev Corp Solid Waste
          Disp Rev......................................      7.600    03/01/27     1,044,000
  5,500   Washington St Pub Pwr Supply Comp Interest Ser
          C Rfdg (MBIA Insd)............................          *    07/01/17     1,745,810
                                                                                 ------------
                                                                                   25,086,247
                                                                                 ------------
          WISCONSIN  1.4%
  4,225   Wisconsin St Hlth & Edl Fac Auth Rev Chippewa
          Vly Hosp Ser F Rfdg...........................      9.500    11/15/12     5,076,084
  2,130   Wisconsin St Hlth & Edl Fac Auth Rev Eau
          Claire Manor..................................      9.625    06/01/13     2,176,306
  1,975   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn.....................................      7.875    11/01/22     2,005,178
  3,000   Wisconsin St Hlth & Edl Milwaukee Catholic
          Home Proj.....................................      7.500    07/01/26     3,103,650
                                                                                 ------------
                                                                                   12,361,218
                                                                                 ------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
          WYOMING  0.5%
$ 2,195   Afton, WY National Rural Utilities Cooperative
          Fin Corp Gas Supply Rev.......................      5.875%   05/01/26  $  2,179,701
  2,500   Jackson, WY National Rural Utilities
          Cooperative Fin Corp Gas Supply Rev...........      5.875    05/01/26     2,486,000
                                                                                 ------------
                                                                                    4,665,701
                                                                                 ------------
          PUERTO RICO  0.2%
  1,886   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn PR......................................      6.850    10/17/03     1,918,742
                                                                                 ------------
TOTAL LONG-TERM INVESTMENTS  92.2%
  (Cost $800,270,347)..........................................................   829,817,129
                                                                                 ------------
SHORT-TERM INVESTMENTS  6.5%
Burke Cnty, Georgia Dev Auth Pollutn Ctl Rev ($1,300,000 par, yielding 4.00%,
maturing 07/01/97).............................................................     1,300,000
California Pollutn Ctl Fin Auth Ser 1986 A So CA Edison ($7,500,000 par,
yielding 5.20%, maturing 07/01/97).............................................     7,500,000
Charleston Cnty, SC Indl Rev Massey Coal Terminal SC Corp Rfdg ($3,000,000 par,
yielding 4.05%, maturing 07/01/97).............................................     3,000,000
Delaware St Econ Dev Auth Rev Var Gas Fac Delmarva Pwr & Light ($1,200,000 par,
yielding 4.20%, maturing 07/01/97).............................................     1,200,000
Illinois Hlth Fac Auth Rev Elmhurst Mem Hosp Ser A ($1,200,000 par, yielding
4.20%, maturing 07/01/97)......................................................     1,200,000
Jackson Cnty, MS Port Fac Rev Chevron Inc Proj Rfdg ($3,800,000 par, yielding
4.00%, maturing 07/01/97)......................................................     3,800,000
Lincoln Cnty, WY Pollutn Ctl Rev Exxon Proj C ($2,500,000 par, yielding 4.10%,
maturing 07/01/97).............................................................     2,500,000
Los Angeles, CA Regional Arpts Impt Corp Lease Rev ($5,300,000 par, yielding
4.10%, maturing 07/01/97)......................................................     5,300,000
Maricopa Cnty, AZ Indl Dev Auth Hosp Fac Rev Samaritan Hlth Svc Hosp Ser B2
(Gtd: Bank America) ($3,800,000 par, yielding 4.05%, maturing 07/01/97)........     3,800,000
Massachusetts St Ser B (Gtd: Natl Westminster Bank) ($9,900,000 par, yielding
4.00%, maturing 07/01/97)......................................................     9,900,000
New York City Muni Wtr Fin Auth Rev ($5,800,000 par, yielding 4.05%, maturing
07/01/97)......................................................................     5,800,000
New York City Muni Wtr Fin Auth Ser A ($2,000,000 par, yielding 5.50%, maturing
07/01/97)......................................................................     2,000,000
New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev ($7,000,000 par, yielding
4.15%, maturing 07/01/97)......................................................     7,000,000
SAA Inc. Promissory Note 1995 Var Rate Cpn ($2,000,000 par, yielding 8.41%,
maturing 02/28/98).............................................................     2,000,000
SAA Inc. Promissory Note 1995 Var Rate Cpn ($750,000 par, yielding 8.50%,
maturing 02/28/98).............................................................       750,000
South Carolina Jobs Econ Dev Auth Rev St Francis Hosp ($865,000 par, yielding
4.10%, maturing 07/01/97)......................................................       865,000

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                     Description                     Coupon      Maturity  Market Value
---------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (CONTINUED)
Washington St Hlth Care Fac Auth Rev Sisters Providence D ($1,100,000 par,
yielding 4.05%, maturing 07/01/97).............................................  $  1,100,000
                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS  6.5%
  (Cost $59,015,000)...........................................................    59,015,000
                                                                                 ------------
TOTAL INVESTMENTS  98.7%
  (Cost $859,285,347)..........................................................   888,832,129
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%....................................    11,603,781
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $900,435,910
                                                                                 ------------

 * Zero coupon bond

(a) Securities purchased on a when issued and delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(c) Interest is accruing at less than the stated coupon.

(d) Non-income producing security.

(e) Currently is a payment-in-kind security which will convert to a cash paying security with a higher coupon at a predetermined date.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $859,285,347).......................  $888,832,129
Cash........................................................       378,995
Receivables:
  Interest..................................................    15,959,253
  Investments Sold..........................................     8,571,850
  Fund Shares Sold..........................................     3,152,802
Other.......................................................       479,328
                                                              ------------
      Total Assets..........................................   917,374,357
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    12,138,913
  Income Distributions......................................     2,599,244
  Fund Shares Repurchased...................................       827,785
  Distributor and Affiliates................................       606,197
  Investment Advisory Fee...................................       351,087
  Variation Margin on Futures...............................        16,432
Accrued Expenses............................................       288,959
Deferred Compensation and Retirement Plans..................       109,830
                                                              ------------
      Total Liabilities.....................................    16,938,447
                                                              ------------
NET ASSETS..................................................  $900,435,910
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $978,025,863
Net Unrealized Appreciation.................................    29,473,293
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (9,672,929)
Accumulated Net Realized Loss...............................   (97,390,317)
                                                              ------------
NET ASSETS..................................................  $900,435,910
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $676,262,276 and 46,750,652 shares of
      beneficial interest issued and outstanding)...........  $      14.47
    Maximum sales charge (4.75%* of offering price).........           .72
                                                              ------------
    Maximum offering price to public........................  $      15.19
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $198,478,609 and 13,721,092 shares of
      beneficial interest issued and outstanding)...........  $      14.47
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $25,695,025 and 1,776,340 shares of
      beneficial interest issued and outstanding)...........  $      14.47
                                                              ============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $30,872,695
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,067,102
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $753,269, $915,219 and $108,925,
  respectively).............................................    1,777,413
Shareholder Services........................................      470,677
Legal.......................................................      288,000
Custody.....................................................       62,065
Trustees Fees and Expenses..................................       17,692
Other.......................................................      220,076
                                                              -----------
    Total Expenses..........................................    4,903,025
                                                              -----------
NET INVESTMENT INCOME.......................................  $25,969,670
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $232,828)......................................  $  (282,990)
  Options...................................................     (419,825)
  Futures...................................................   (1,559,040)
                                                              -----------
Net Realized Loss...........................................   (2,261,855)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   26,675,438
                                                              -----------
  End of the Period:
    Investments.............................................   29,546,782
    Futures.................................................      (73,489)
                                                              -----------
                                                               29,473,293
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,797,855
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   536,000
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $26,505,670
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1997 and
                  the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                     Six Months Ended       Year Ended
                                                      June 30, 1997      December 31, 1996
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 25,969,670        $  53,036,530
Net Realized Loss...................................     (2,261,855)         (15,209,862)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      2,797,855          (12,362,837)
                                                       ------------        -------------
Change in Net Assets from Operations................     26,505,670           25,463,831
                                                       ------------        -------------
Distributions from Net Investment Income............    (25,969,670)         (53,036,530)
Distributions in Excess of Net Investment Income....       (851,174)            (228,957)
                                                       ------------        -------------
  Total Distributions from and in Excess of Net
    Investment Income*..............................    (26,820,844)         (53,265,487)
                                                       ------------        -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       (315,174)         (27,801,656)
                                                       ------------        -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................     84,620,933          164,096,198
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................     11,488,490           22,996,285
Cost of Shares Repurchased..........................    (59,906,220)        (108,010,178)
                                                       ------------        -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................     36,203,203           79,082,305
                                                       ------------        -------------
TOTAL INCREASE IN NET ASSETS........................     35,888,029           51,280,649
NET ASSETS:
Beginning of the Period.............................    864,547,881          813,267,232
                                                       ------------        -------------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $9,672,929 and $8,821,755, respectively).......   $900,435,910        $ 864,547,881
                                                       ============        =============

                                                     Six Months Ended        Year Ended
              *Distributions by Class                  June 30, 1997      December 31, 1996
-------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment
  Income:
  Class A Shares....................................   $(21,134,363)        $(43,633,838)
  Class B Shares....................................     (5,078,583)          (8,865,546)
  Class C Shares....................................       (607,898)            (766,103)
                                                       ------------         ------------
                                                       $(26,820,844)        $(53,265,487)
                                                       ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                        Six Months            Year Ended December 31,
                                          Ended        -------------------------------------
Class A Shares                        June 30, 1997     1996      1995      1994      1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................    $14.474      $14.984   $13.848   $15.629   $14.529
                                          -------      -------   -------   -------   -------
  Net Investment Income...............       .444         .963     1.024      .956     1.052
  Net Realized and Unrealized
    Gain/Loss.........................       .003        (.513)    1.072    (1.717)    1.158
                                          -------      -------   -------   -------   -------
Total from Investment Operations......       .447         .450     2.096     (.761)    2.210
Less Distributions from and in Excess
  of Net Investment Income (Note 1)...       .456         .960      .960     1.020     1.110
                                          -------      -------   -------   -------   -------
Net Asset Value, End of the Period....    $14.465      $14.474   $14.984   $13.848   $15.629
                                          =======      =======   =======   =======   =======
Total Return (a)......................      3.21%*       3.21%    15.52%    (4.93%)   15.82%
Net Assets at End of the Period (In
  millions)...........................    $ 676.3      $ 671.9    $665.8    $603.0    $636.2
Ratio of Expenses to Average Net
  Assets (b)..........................       .95%         .99%      .95%      .87%     1.03%
Ratio of Net Investment Income to
  Average Net Assets (b)..............      6.19%        6.60%     7.05%     6.48%     6.95%
Portfolio Turnover....................        29%*         59%       59%      101%       91%

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                  May 1, 1993
                                  Six Months       Year Ended December 31,     (Commencement of
                                    Ended        ---------------------------   Distributions) to
       Class B Shares            June 30, 1997     1996      1995      1994    December 31, 1993
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................    $14.474      $14.983   $13.850   $15.621        $14.670
                                    -------      -------   -------   -------        -------
  Net Investment Income.........       .384         .843      .908      .841           .656
  Net Realized and Unrealized
    Gain/Loss...................       .007        (.506)    1.071    (1.718)          .945
                                    -------      -------   -------   -------        -------
Total from Investment
  Operations....................       .391         .337     1.979     (.877)         1.601
Less Distributions from and in
  Excess of Net Investment
  Income (Note 1)...............       .400         .846      .846      .894           .650
                                    -------      -------   -------   -------        -------
Net Asset Value, End of the
  Period........................    $14.465      $14.474   $14.983   $13.850        $15.621
                                    =======      =======   =======   =======        =======
Total Return (a)................      2.81%*       2.40%    14.62%    (5.69%)        11.12%*
Net Assets at End of the Period
  (In millions).................    $ 198.5      $ 173.8   $ 137.9   $ 112.4        $  56.6
Ratio of Expenses to Average
  Net Assets (b)................      1.73%        1.75%     1.70%     1.64%          1.74%
Ratio of Net Investment Income
  to Average Net Assets (b).....      5.39%        5.84%     6.25%     5.70%          5.95%
Portfolio Turnover..............        29%*         59%       59%      101%            91%*

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 August 13, 1993
                                                                                 (Commencement of
                                    Six Months       Year Ended December 31,     Distribution) to
                                      Ended        ---------------------------     December 31,
          Class C Shares          June 30, 1997     1996      1995      1994           1993
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................    $14.474      $14.987   $13.846   $15.610       $15.030
                                      -------      -------   -------   -------       -------
  Net Investment Income...........       .388         .851      .910      .824          .369
  Net Realized and Unrealized
    Gain/Loss.....................       .003        (.518)    1.077    (1.694)         .580
                                      -------      -------   -------   -------       -------
Total from Investment
  Operations......................       .391         .333     1.987     (.870)         .949
Less Distributions from and in
  Excess of Net Investment Income
  (Note 1)........................       .400         .846      .846      .894          .369
                                      -------      -------   -------   -------       -------
Net Asset Value, End of the
  Period..........................    $14.465      $14.474   $14.987   $13.846       $15.610
                                      =======      =======   =======   =======       =======
Total Return (a)..................      2.81%*       2.33%    14.70%    (5.62%)        6.37%*
Net Assets at End of the Period
  (In millions)...................      $25.7        $18.8      $9.5      $7.6          $5.2
Ratio of Expenses to Average Net
  Assets (b)......................      1.72%        1.75%     1.69%     1.64%         1.82%
Ratio of Net Investment Income to
  Average Net Assets (b)..........      5.38%        5.84%     6.19%     5.71%         5.21%
Portfolio Turnover................        29%*         59%       59%      101%           91%*

 * Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Tax Free High Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on June 28, 1985. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Investments valued using estimates of market value are generally those non-rated securities in which the Fund owns over 90% of the original bond issue. At June 30, 1997, 17% of the Fund's net assets consisted of such securities. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $82,799,196 which expires between December 31, 1999 and December 31, 2004. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses, gains or losses recognized for tax purposes on open futures positions and the capitalization of reorganization and restructuring costs for tax purposes.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $861,512,410, the aggregate gross unrealized appreciation is $50,410,382 and the aggregate gross unrealized depreciation is $23,164,152, resulting in net unrealized appreciation including open futures transactions of $27,246,230.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Fund has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                    % PER ANNUM
------------------------------------------------------------------
First $500 million...................................    .50 of 1%
Over $500 million....................................    .45 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $24,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $90,900 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $314,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $749,497,012, $202,352,320 and
$26,176,531 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                       Shares        Value
------------------------------------------------------------------------------
Sales:
  Class A..........................................   2,941,499   $ 42,350,237
  Class B..........................................   2,396,502     34,491,710
  Class C..........................................     540,482      7,778,986
                                                     ----------   ------------
Total Sales........................................   5,878,483   $ 84,620,933
                                                     ==========   ============
Dividend Reinvestment:
  Class A..........................................     643,039   $  9,256,502
  Class B..........................................     131,990      1,900,249
  Class C..........................................      23,043        331,739
                                                     ----------   ------------
Total Dividend Reinvestment........................     798,072   $ 11,488,490
                                                     ==========   ============
Repurchases:
  Class A..........................................  (3,253,655)  $(46,849,811)
  Class B..........................................    (817,943)   (11,772,948)
  Class C..........................................     (89,304)    (1,283,461)
                                                     ----------   ------------
Total Repurchases..................................  (4,160,902)  $(59,906,220)
                                                     ==========   ============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $744,740,084, $177,733,309 and
$19,349,267 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................     6,370,895   $  92,301,711
  Class B..........................................     4,180,416      60,439,439
  Class C..........................................       787,103      11,355,048
                                                       ----------   -------------
Total Sales........................................    11,338,414   $ 164,096,198
                                                       ==========   =============
Dividend Reinvestment:
  Class A..........................................     1,326,707   $  19,189,337
  Class B..........................................       229,488       3,317,782
  Class C..........................................        33,851         489,166
                                                       ----------   -------------
Total Dividend Reinvestment........................     1,590,046   $  22,996,285
                                                       ==========   =============
Repurchases:
  Class A..........................................    (5,711,728)  $ (82,614,355)
  Class B..........................................    (1,605,061)    (23,186,460)
  Class C..........................................      (153,484)     (2,209,363)
                                                       ----------   -------------
Total Repurchases..................................    (7,470,273)  $(108,010,178)
                                                       ==========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          Contingent Deferred
                                                              Sales Charge
                Year of Redemption                         Class B    Class C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the six months ended June 30, 1997, VKAC, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $148,600 and CDSC on redeemed shares of approximately $240,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $245,261,314 and $253,467,474, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized on the following page are the specific types of derivative financial instruments used by the Fund.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended June 30, 1997, were as follows:

                                                 CONTRACTS    PREMIUM
----------------------------------------------------------------------
Outstanding at December 31, 1996...............      -0-      $    -0-
Options Written and Purchased (Net)............    2,250        22,858
Options Terminated in Closing Transactions
  (Net)........................................   (2,000)      (61,985)
Options Expired (Net)..........................     (250)       39,127
                                                  ------      --------
Outstanding at June 30, 1997...................      -0-      $    -0-
                                                  ======      ========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                             Contracts
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................      426
Futures Opened.............................................      848
Futures Closed.............................................   (1,074)
                                                              ------
Outstanding at June 30, 1997...............................      200
                                                              ======

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1997, and the descriptions and unrealized depreciation are as follows:

                                                              UNREALIZED
                                                 CONTRACTS   DEPRECIATION
-------------------------------------------------------------------------
Long Contracts -- U.S. Treasury Bond Futures
  September 1997
  (Current notional value $111,063 per
  contract)....................................     100        $47,682
Short Contracts -- Municipal Bond Index Futures
  September 1997
  (Current notional value $116,500 per
  contract)....................................     100         25,807
                                                    ---        -------
                                                    200        $73,489
                                                    ===        =======

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the security's fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997 are payments to VKAC of approximately $776,600.

             VAN KAMPEN AMERICAN CAPITAL TAX FREE HIGH INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP G. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997  All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULT OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 39,852,754 shares voted for the proposal, 547,218 shares voted against and 1,580,368 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 41,227,455 shares voted in his favor and 752,885 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 41,230,321 shares voted in his favor and 750,020 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 41,192,175 shares voted in her favor and 788,165 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 41,221,898 shares voted in his favor and 758,443 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 41,236,707 shares voted in his favor and 743,633 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 41,234,819 shares voted in his favor and 745,522 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 41,224,438 shares voted in his favor and 755,903 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 41,215,608 shares voted in his favor and 764,732 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 41,209,786 shares voted in his favor and 770,554 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 41, 206,431 shares voted in his favor and 773,909 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 40,439,473 shares voted for the proposal, 182,328 shares voted against and 1,358,539 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

CAI SAR 8/97

                             LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to
merge. The merger was completed on                     [PHOTO]
May 31, creating the combined company
of Morgan Stanley, Dean Witter,          DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 8.58 percent yield on taxable securities for investors in the 36 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

                                             A SHARES    B SHARES    C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...       2.89%       2.56%       2.56%
Six-month total return(2)................      (0.44%)     (0.44%)      1.56%
One-year total return(2).................       5.20%       4.90%       6.90%
Five-year average annual total
  return(2)..............................       6.21%         N/A         N/A
Ten-year average annual total return(2)..       7.47%         N/A         N/A
Life-of-Fund average annual total
  return(2)..............................       7.79%       4.66%       3.97%
Commencement date........................    12/13/85    05/01/93    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................       4.66%       4.07%       4.07%
Taxable equivalent distribution rate(4)..       8.18%       7.14%       7.14%
SEC Yield(5).............................       4.21%       3.59%       3.58%
N/A = Not Applicable


(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 43%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

No representation is made as to any insurer's ability to meet its commitments. The insurance does not remove market risk since it does not apply to the value of the securities in the Fund's portfolio, and the Fund's net asset value may fluctuate depending on changes in interest rates and other factors affecting the municipal credit market.

Market forecasts provided in this report may not necessarily come to pass.

S
                              PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

 TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                                   PERCENTAGE OF FUND'S
                                                   LONG-TERM INVESTMENTS
South Orange County, CA Public Finance Authority
  Special Tax Revenue Senior Lien ...........................    4.8%
Bakersfield, CA Certificates of Participation
  Convention Center Expansion Project .......................    4.1%
San Jose, CA Finance Authority Revenue Convention
  Project ...................................................    3.8%
Corona, CA Redevelopment Agency Tax Allocation
  Redevelopment Project Area A ..............................    3.4%
California St Various Purpose ...............................    2.9%
Anaheim, CA Public Finance Authority Tax
  Allocation Revenue ............................ ...........    2.6%
Chino, CA Unified School District Certificates of
  Participation Master Lease Program ........................    2.5%
California Housing Finance Agency Revenue Home Mortgage .....    2.5%
Grossmont, CA Union High School District
  Certificates of Participation .............................    2.5%
Los Angeles, CA Unified School District
  Certificates of Participation Multiple-Property Projects ..    2.4%

 CREDIT QUALITY

AAA ......................  100%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1997                            AS OF DECEMBER 31, 1996
Tax District .........  23.0%                  Tax District ..........  21.5%
Public Education .....  19.6%                  General Purpose .......  20.1%
General Purpose ......  15.4%                  Public Education ......  19.5%
Public Building ......  13.8%                  Public Building .......  10.3%
Water & Sewer ........   7.7%                  Health Care ...........   8.4%

 DURATION

          AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration       7.84 years                     7.68 years

                          PORTFOLIO MANAGEMENT REVIEW
          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

We recently spoke with the management team of the Van Kampen American Capital California Insured Tax Free Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Joseph A. Piraro, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

Q  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PAST SIX-MONTH
   PERIOD?

A One of the biggest factors affecting the California municipal bond market was the passage of Proposition 218 in November 1996. Proposition 218 has put municipalities on the defensive, making it more difficult to gain approval for newly issued bonds, and resulting in a 26 percent decline in California issuance thus far in 1997. Greater demand chasing a diminished supply has resulted in strong price appreciation in the California market.
    Another major factor is the percentage of issues coming to market triple-A insured. In California, the percentage of triple-A insured issuance has increased from 45 percent in 1996 to 55 percent of total volume in 1997. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Combined with drastic cuts in insurance costs over the past four years, yields on insured offerings are much more attractive when compared to those of riskier lower-rated securities. The increase in insured issuance and the scarcity of uninsured investment grade bonds has compressed the yield spreads between triple-A rated insured securities and lower-rated bonds. In response to this narrowing, acquisitions have emphasized quality, as we feel the investor is not adequately rewarded for the additional risk of uninsured bonds.
    Interest rates and the state of the economy also played major roles in the Fund's performance. The United States economy has been expanding for several periods. This economic prosperity is unequaled in history--with unemployment at a 27-year low and few signs of inflation. California's fiscal situation is in excellent shape; the state dominates the nation in employment gains, and service related industries are thriving, making investments in the state more attractive.
    The downward trend in interest rates in recent years has given us a boost in terms of price appreciation, but also makes it somewhat more difficult to build the income component of the Fund.

Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE FACTORS?

A Because of the increased supply of insured bond, we concentrated on adding only those bonds with the highest yields and strong call protection. Investing in bonds with a variety of call dates and maturities should help the Fund's performance on both a short- and long-term horizon.

    During the first quarter, when all signs pointed to an increase in interest rates, we adjusted duration to 8.20 years in March, lower than the Lehman Brothers Municipal Bond Index of 9.11 years. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Additionally, the index is considered the most broadly acceptable index that provides the most up-to-date information about price, duration, and security holdings. By comparing our investments with this Index, we are better able to calculate our market risk and interest rate sensitivity. For our fund shareholders, this ensures that our returns and style remain consistent. Duration, which is expressed in years, is a measurement of the portfolio's sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. When the Fed raised short-term interest rates in March, the market responded negatively, but rebounded in May when rates were not increased. Our adjustment of the duration during the first quarter was a positive tactic for the Fund's total return. However, we did not adjust duration to the more neutral, or benchmark level when yields fell after the March hike. The Fund is currently structured neutrally as we believed the Fed would not raise rates in July. For additional Fund portfolio highlights, please refer to page five.

Q  FOCUSING ON THE PAST SIX MONTHS, HOW WOULD YOU EVALUATE THE FUND'S
   PERFORMANCE?

A The Fund has performed well. The Fund generated a total return of 2.89 percent(1) (Class A shares at net asset value) for the six months ended
   June 30. By comparison, the Lehman Brothers Municipal Bond Index returned
3.20 percent over the same period. The Fund's net asset value closed the reporting period at $17.69 per Class A share, up slightly from $17.61 per share six months ago. The tax-exempt distribution rate at the end of June, was 4.66 percent(3), representing a taxable-equivalent distribution rate of 8.18 percent(4) for an investor in the 43 percent combined federal and state income tax bracket. Please refer to the chart on page four for additional Fund performance results.

Q  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A California's economy remains the seventh largest in the world. Now that the economy has turned around, the outlook for the state is very positive with continued emphasis on employment growth and service sector prosperity.
    Aside from a continuing thriving economy, we anticipate that demand for insured municipal bonds may be an issue in the coming months when the "June/July effect" comes into play. During the months of June and July, a great deal of bonds are redeemed or called before maturity, resulting in increased demand for bonds.
    Demand for new bonds will also be heavily influenced by some of the more seasoned California insured mutual funds whose considerable positions in high-yielding bonds issued in the late 1980s will be called or redeemed by their issuers. These seasoned bond funds will create an environment of consistent and heavy demand for insured bonds as they seek to replace redeemed bonds. We hope to take advantage of this situation by holding bonds with good call protection.

    The last issue of concern will be the effects of Proposition 218. The next six to twelve months will help illustrate how things will eventually play out.
    Regardless of what happens, we feel confident that we have positioned the Fund for solid, consistent performance. We will continue to manage the Fund in a manner consistent with the philosophy we have applied since the Fund's inception, as we seek to achieve our objective of providing shareholders with a high level of current income, exempt from federal and California state income taxes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]

Joseph A. Piraro
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

      Par
     Amount
     (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
              CALIFORNIA MUNICIPAL BONDS  98.2%
   $ 4,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (MBIA
              Insd)...........................................   6.450%   12/28/18  $  4,340,080
     1,000    Antioch Area Pub Fac Fin Agy CA Spl Tax Cmnty
              Fac Dist (FGIC Insd)............................   5.000    08/01/18       927,990
     3,675    Bakersfield, CA Ctfs Partn Convention Cent
              Expansion Proj (MBIA Insd)......................   5.800    04/01/17     3,746,809
     3,000    Bakersfield, CA Ctfs Partn Convention Cent
              Expansion Proj (MBIA Insd)......................   5.875    04/01/22     3,064,440
     1,000    Banning, CA Ctfs Partn Administration Bldg Proj
              Ser A Rfdg (MBIA Insd)..........................   5.500    11/01/20       982,510
     3,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev Agy
              Pool Ser A2 (FSA Insd)..........................   6.400    12/15/14     3,291,360
       750    Berkeley, CA Ctfs Partn Cap Imp Berkeley Civic
              Impt (AMBAC Insd)...............................   7.500    06/01/19       785,760
     1,000    Brea & Olinda, CA Unified Sch Dist Ctfs Partn Sr
              High Sch Pgm Ser A Rfdg (FSA Insd)..............   6.000    08/01/09     1,058,090
     2,320    California Cmnty College Fin Auth Lease Rev
              (MBIA Insd).....................................   5.500    05/01/17     2,320,812
     1,300    California Edl Fac Auth Rev Univ San Diego Proj
              Stanford Univ Ser I (MBIA Insd).................   6.750    10/01/15     1,404,416
     2,000    California Hlth Fac Fin Auth Rev Adventist Hlth
              Ser A Rfdg (MBIA Insd)..........................   6.500    03/01/14     2,130,900
     2,000    California Hlth Fac Fin Auth Rev Kaiser
              Permanente Ser A (FSA Insd).....................   5.550    08/15/25     1,943,060
     4,000    California Hsg Fin Agy Rev Home Mtg Ser A (MBIA
              Insd)...........................................   5.850    08/01/16     4,084,160
        15    California Hsg Fin Agy Rev Hsg Ser B (MBIA
              Insd)...........................................   8.625    08/01/15        15,732
     1,160    California Pub Cap Impt Fin Auth Rev Pooled Proj
              Ser B (BIGI Insd)...............................   8.100    03/01/18     1,212,374
     1,050    California Spl Dist Assn Fin Corp Ctfs Partn
              (FSA Insd)......................................   5.625    01/01/27     1,045,506
     1,250    California St (FGIC Insd).......................   6.250    09/01/12     1,391,325
     1,000    California St Pub Wks Brd Lease Rev Ser A (AMBAC
              Insd)...........................................   5.750    09/01/21     1,004,130
     1,000    California St Univ Fresno Assn Inc Rev Auxiliary
              Residence Student Proj (MBIA Insd)..............   6.250    02/01/17     1,067,280
     4,500    California St Var Purp (MBIA Insd)..............   6.000    10/01/14     4,680,360
     2,460    California Statewide Cmntys Ctfs Devereux Fndtn
              (MBIA Insd).....................................   5.250    11/01/19     2,355,352
     1,570    California Statewide Cmntys Dev Auth Rev Ctfs
              Partn Insd Children's Hosps Rfdg (MBIA Insd)....   6.000    06/01/10     1,710,986
     2,000    Castaic Lake Wtr Agy CA Ctfs Partn Wtr Sys Impt
              Proj Ser A Rfdg (MBIA Insd).....................   7.000    08/01/12     2,376,540
     1,205    Channel Islands Beach CA Cmnty Svcs Dist Ctfs
              Partn (FSA Insd)................................   5.700    09/01/21     1,211,724

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

      Par
     Amount
     (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
              CALIFORNIA MUNICIPAL BONDS (CONTINUED)
   $ 1,105    Chino, CA Ctfs Partn Redev Agy (MBIA Insd)......   6.200%   09/01/18  $  1,176,571
     2,350    Chino, CA Unified Sch Dist Ctfs Partn Master
              Lease Pgm (FSA Insd)............................   6.250    03/01/09     2,543,593
     1,500    Chino, CA Unified Sch Dist Ctfs Partn Master
              Lease Pgm (FSA Insd)............................   6.000    03/01/14     1,566,270
       445    Colton, CA Jt Unified Sch Dist Cmnty Fac Dist
              Spl Tax Southridge Village Rfdg (FSA Insd)......   5.900    09/01/14       445,147
     1,500    Compton, CA Cmnty Redev Agy Tax Alloc Walnut
              Indl Park Ser A Rfdg (Prerefunded @ 08/01/99)
              (AMBAC Insd)....................................   7.500    08/01/13     1,631,685
        20    Concord, CA Redev Agy Tax Alloc Cent Concord
              Redev Proj Ser 3 (BIGI Insd)....................   8.000    07/01/18        21,132
     1,000    Contra Costa Cnty, CA Ctfs Partn Contra Costa
              Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/06     1,077,670
       500    Contra Costa Cnty, CA Ctfs Partn Contra Costa
              Cnty Pub Fac Co (BIGI Insd).....................   7.800    06/01/07       538,835
     1,550    Contra Costa, CA Wtr Auth Wtr Treatment Rev Ser
              A Rfdg (FGIC Insd)..............................   5.750    10/01/14     1,580,659
     5,165    Corona, CA Redev Agy Tax Alloc Redev Proj Area A
              Ser A Rfdg (FGIC Insd)..........................   6.250    09/01/13     5,578,148
     1,150    El Centro, CA Redev Agy Tax El Centro Redev Proj
              Rfdg (MBIA Insd)................................   5.500    11/01/26     1,129,369
     2,000    Fairfield Suisun, CA Swr Dist Swr Rev Ser A Rfdg
              (MBIA Insd).....................................   6.250    05/01/16     2,133,340
     1,000    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/12     1,048,650
     1,400    Folsom, CA Pub Fin Auth Rev Rfdg (AMBAC Insd)...   6.000    10/01/19     1,439,158
     1,745    Gilroy, CA Unified Sch Dist Ctfs Partn Measure J
              Cap Projs Rfdg (FSA Insd).......................   5.875    09/01/06     1,896,239
     1,810    Gilroy, CA Unified Sch Dist Ctfs Partn Measure J
              Cap Projs Rfdg (FSA Insd).......................   6.250    09/01/12     1,940,917
    20,000    Grossmont, CA Union High Sch Dist Ctfs Partn
              (MBIA Insd).....................................       *    11/15/21     4,047,600
     3,500    Hayward, CA Ctfs Partn Civic Cent Proj (MBIA
              Insd)...........................................   5.250    08/01/26     3,332,175
     1,250    Hemet, CA Unified Sch Dist Ctfs Partn Nutrition
              Cent Proj (FSA Insd)............................   5.875    04/01/27     1,278,637
     1,225    Lincoln, CA Unified Sch Dist (MBIA Insd)........   5.600    09/01/26     1,215,323
     1,835    Local Govt Fin Auth CA Rev Cap Apprec San
              Francisco Redev (MBIA Insd).....................       *    08/01/08     1,010,791
       850    Loma Linda, CA Hosp Rev Loma Linda Univ Med Cent
              Proj B Rfdg (AMBAC Insd)........................   7.000    12/01/15       910,886
     1,000    Long Beach, CA Redev Agy Downtown Redev Proj Ser
              A (Prerefunded @ 11/01/98) (AMBAC Insd).........   7.750    11/01/10     1,069,440

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

        Par
       Amount
       (000)                      Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------------
                CALIFORNIA MUNICIPAL BONDS (CONTINUED)
     $   100    Los Angeles Cnty, CA Hlth Fac Auth Rev Olive
                View Med Ser A (Prerefunded @ 04/01/99) (AMBAC
                Insd)...........................................   9.100%   04/01/01  $    110,284
          85    Los Angeles Cnty, CA Hlth Fac Auth Rev Olive
                View Med Ser A (Prerefunded @ 04/01/99) (AMBAC
                Insd)...........................................   9.200    04/01/02        93,881
         730    Los Angeles Cnty, CA Tran Comm Lease Rev Dia RR
                Lease Ltd (FSA Insd)............................   7.375    12/15/06       808,154
       2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
                Proj Ser A Rfdg (MBIA Insd).....................   6.100    07/01/25     2,416,081
       4,000    Los Angeles, CA Unified Sch Dist Ctfs Partn
                Multi-Ppty Proj Rfdg (FSA Insd).................   5.625    11/01/13     4,000,240
         500    M-S-R Pub Pwr Agy CA San Juan Proj Rev Ser E
                (MBIA Insd).....................................   6.000    07/01/22       508,425
       1,300    Martinez, CA Ctfs Partn Martinez Pub Impt Corp
                (Prerefunded @ 12/01/98) (AMBAC Insd)...........   7.700    12/01/18     1,405,300
       1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
                B Rfdg (FSA Insd)...............................   5.750    09/01/15     1,280,437
       1,640    North City West, CA Sch Fac Fin Auth Spl Tax Ser
                B Rfdg (FSA Insd)...............................   6.000    09/01/19     1,704,140
         500    Northern CA Pwr Agy Pub Pwr Rev Combustion
                Turbine Proj 1 Ser A Rfdg (MBIA Insd)...........   6.000    08/15/10       509,070
         400    Northern CA Pwr Agy Pub Pwr Rev Hydro Elec Proj
                1 Ser A Rfdg (Prerefunded @ 07/01/21) (AMBAC
                Insd)...........................................   7.500    07/01/23       499,972
       2,760    Oakland, CA Unified Sch Dist Alameda Cnty Cap
                Apprec Ser A (FGIC Insd)........................       *    08/01/13     1,107,008
       3,475    Oakland, CA Unified Sch Dist Alameda Cnty Cap
                Apprec Ser A (FGIC Insd)........................       *    08/01/14     1,300,275
       1,220    Oceanside, CA Cmnty Dev Mtg FHA North River Club
                Ser A Rfdg (MBIA Insd)..........................   5.850    07/01/16     1,236,275
         750    Oceanside, CA Ctfs Partn Corp Yard Proj Fin
                (Prerefunded @ 08/01/02) (AMBAC Insd)...........   7.300    08/01/21       864,413
       1,500    Orange, CA Redev Agy Tax Alloc Rev (MBIA
                Insd)...........................................   5.500    09/01/16     1,503,180
       1,000    Pajaro Valley, CA Unified Sch Dist Ctfs Partn
                Sch Fac Brdg Fdg Prog (FSA Insd)................   5.850    09/01/32     1,021,310
       3,000    Palm Desert, CA Fin Auth Tax Alloc Rev (Inverse
                Fltg) (MBIA Insd)...............................   8.995    04/01/22     3,412,500
       1,000    Perris, CA Sch Dist Ctfs Partn Rfdg (FSA
                Insd)...........................................   6.100    03/01/16     1,044,700
       1,945    Pittsburg, CA Unified Sch Dist Ctfs Partn (AMBAC
                Insd)...........................................   6.300    09/01/15     2,069,130
       1,360    Port Hueneme, CA Ctfs Partn Cap Impt Pgm Rfdg
                (MBIA Insd).....................................   6.000    04/01/19     1,450,005
       1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
                Redev Proj (MBIA Insd)..........................   7.125    09/01/19     1,076,400

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

        Par
       Amount
       (000)                      Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------------
                CALIFORNIA MUNICIPAL BONDS (CONTINUED)
    $  1,235    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
                Redev Proj (MBIA Insd)..........................   6.750%   09/01/20  $  1,319,857
       1,265    Rancho Cucamonga, CA Redev Agy Tax Alloc Rancho
                Redev Proj (Prerefunded @ 09/01/99) (MBIA
                Insd)...........................................   6.750    09/01/20     1,359,673
       1,680    Rancho, CA Wtr Dist Spl Tax Cmnty Fac Dist 883
                Ser A Rfdg (AMBAC Insd).........................   6.000    09/01/17     1,747,939
       1,000    Redding, CA Elec Sys Rev Ctfs Partn (Inverse
                Fltg) (MBIA Insd)...............................   8.467    07/08/22     1,225,000
       2,000    Rialto, CA Spl Tax Cmnty Fac Dist 87-1 Rfdg (FSA
                Insd)...........................................   5.625    09/01/18     1,999,820
       3,000    Riverside Cnty, CA Ctfs Partn Historic
                Courthouse Proj (MBIA Insd).....................   5.875    11/01/27     3,071,160
       2,000    Sacramento, CA Muni Util Dist Elec Rev Ser A
                Rfdg (MBIA Insd)................................   5.750    08/15/13     2,038,440
       2,500    San Bernardino Cnty, CA Ctfs Partn Ser B
                (Embedded Swap) (MBIA Insd).....................   6.570    07/01/16     2,525,250
       1,000    San Diego, CA Indl Dev Rev San Diego Gas & Elec
                Ser A (MBIA Insd)...............................   6.400    09/01/18     1,082,060
       1,110    San Francisco, CA St Bldg Auth Lease Rev (AMBAC
                Insd)...........................................   5.250    12/01/16     1,082,905
       1,000    San Gabriel, CA Unified Sch Dist Ctfs Partn (FSA
                Insd)...........................................   6.000    09/01/15     1,044,400
       5,750    San Jose, CA Fin Auth Rev Convention Proj Ser C
                (FSA Insd)......................................   6.375    09/01/13     6,181,307
       2,000    San Mateo Cnty, CA Jt Pwrs Fin Auth Lease Rev
                San Mateo Cnty Hlthcare Cent Ser A (FSA Insd)...   6.000    07/15/09     2,135,000
       1,000    Santa Clara Cnty, CA Fin Auth Lease Rev VMC Fac
                Replacement Proj Ser A (AMBAC Insd).............   6.875    11/15/14     1,122,020
       1,000    Shasta Lake, CA Ctfs Partn (FSA Insd)...........   6.000    04/01/16     1,039,170
       1,990    South Cnty, CA Regl Wastewtr Auth Rev Regl
                Wastewtr Fac Proj Ser A (FGIC Insd).............   6.000    08/01/14     2,064,744
       3,735    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
                Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/08     4,408,495
       3,000    South Orange Cnty, CA Pub Fin Auth Spl Tax Rev
                Sr Lien Ser A Rfdg (MBIA Insd)..................   7.000    09/01/09     3,549,330
       1,050    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
                Plant Expansion Ser A (FGIC Insd)...............   6.400    09/01/07     1,163,390
       1,015    Stockton, CA Rev Ctfs Partn Wastewtr Treatment
                Plant Expansion Ser A (FGIC Insd)...............   6.500    09/01/08     1,124,163
       1,710    Temecula Vly, CA Unified Sch Dist Ctfs Partn
                Rfdg (FSA Insd).................................   6.000    09/01/18     1,710,462

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

        Par
       Amount
       (000)                      Description                     Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------------
                CALIFORNIA MUNICIPAL BONDS (CONTINUED)
     $ 2,000    Torrance, CA Hosp Rev Torrance Mem Hosp Rfdg
                (MBIA Insd).....................................   6.750%   01/01/12  $  2,044,740
       3,000    University of CA Rev Multi Purp Proj Ser D (MBIA
                Insd)...........................................   6.300    09/01/14     3,232,650
                                                                                      ------------
       TOTAL LONG-TERM INVESTMENTS  98.2%
         (Cost $153,699,886)........................................................   164,457,086
       SHORT-TERM INVESTMENTS  0.6%
         (Cost $1,000,000)..........................................................     1,000,000
                                                                                      ------------
       TOTAL INVESTMENTS  98.8%
         (Cost $154,699,886)........................................................   165,457,086
       OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%..................................     2,007,805
                                                                                      ------------
       NET ASSETS  100.0%...........................................................  $167,464,891
                                                                                      ============

*Zero coupon bond

AMBAC--AMBAC Indemnity Corporation
BIGI--Bond Investor Guaranty Inc.
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $154,699,886).......................  $165,457,086
Cash........................................................        12,722
Receivables:
  Interest..................................................     2,662,202
  Fund Shares Sold..........................................       601,814
Other.......................................................         4,670
                                                              ------------
      Total Assets..........................................   168,738,494
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       653,017
  Fund Shares Repurchased...................................       187,134
  Distributor and Affiliates................................       132,951
  Investment Advisory Fee...................................        66,080
Accrued Expenses............................................       117,443
Deferred Compensation and Retirement Plans..................       116,978
                                                              ------------
      Total Liabilities.....................................     1,273,603
                                                              ------------
NET ASSETS..................................................  $167,464,891
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $160,915,290
Net Unrealized Appreciation.................................    10,757,200
Accumulated Undistributed Net Investment Income.............       387,626
Accumulated Net Realized Loss...............................    (4,595,225)
                                                              ------------
NET ASSETS..................................................  $167,464,891
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $134,949,328 and 7,626,882 shares of
    beneficial interest issued and outstanding).............  $      17.69
    Maximum sales charge (3.25%* of offering price).........           .59
                                                              ------------
    Maximum offering price to public........................  $      18.28
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,974,205 and 1,694,333 shares of
    beneficial interest issued and outstanding).............  $      17.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,541,358 and 143,651 shares of
    beneficial interest issued and outstanding).............  $      17.69
                                                              ============
*On sales of $25,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 5,098,208
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        402,191
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $165,405, $142,301
  and $11,561, respectively)................................        319,267
Shareholder Services........................................        106,097
Trustees Fees and Expenses..................................         23,679
Custody.....................................................         17,784
Legal.......................................................         13,032
Insurance...................................................          2,130
Other.......................................................         85,889
                                                                -----------
    Total Expenses..........................................        970,069
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,128,139
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $   553,033
  Futures...................................................        (78,038)
                                                                -----------
Net Realized Gain...........................................        474,995
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     10,633,466
  End of the Period:
    Investments.............................................     10,757,200
                                                                -----------
Net Unrealized Appreciation During the Period...............        123,734
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $   598,729
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 4,726,868
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended June 30, 1997 and the
                    Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                      Six Months Ended       Year Ended
                                                       June 30, 1997      December 31, 1996
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................        $  4,128,139         $  8,319,890
Net Realized Gain.................................             474,995            2,275,283
Net Unrealized Appreciation/Depreciation
  During the Period...............................             123,734           (3,715,835)
                                                          ------------         ------------
Change in Net Assets from Operations..............           4,726,868            6,879,338
                                                          ------------         ------------
Distributions from Net Investment Income:
  Class A Shares..................................          (3,322,410)          (7,012,876)
  Class B Shares..................................            (580,149)          (1,094,958)
  Class C Shares..................................             (47,294)             (79,245)
                                                          ------------         ------------
Total Distributions...............................          (3,949,853)          (8,187,079)
                                                          ------------         ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................             777,015           (1,307,741)
                                                          ------------         ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................          10,406,897           25,623,230
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................           2,414,981            4,933,967
Cost of Shares Repurchased........................         (19,421,618)         (29,969,162)
                                                          ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................          (6,599,740)             588,035
                                                          ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.............          (5,822,725)            (719,706)
NET ASSETS:
Beginning of the Period...........................         173,287,616          174,007,322
                                                          ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $387,626
  and $209,340, respectively).....................        $167,464,891         $173,287,616
                                                          ============         ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                          Six Months
                                            Ended                Year Ended December 31
                                           June 30,       -------------------------------------
             Class A Shares                  1997          1996        1995    1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................     $17.605      $17.736   $15.802   $18.286   $16.858
                                             -------      -------   -------   -------   -------
Net Investment Income...................        .440         .857      .884      .912      .967
Net Realized and Unrealized Gain/Loss...        .069        (.145)    1.938    (2.484)    1.441
                                             -------      -------   -------   -------   -------
Total from Investment Operations........        .509         .712     2.822    (1.572)    2.408
Less Distributions from and in Excess of
  Net Investment Income.................        .420         .843      .888      .912      .980
                                             -------      -------   -------   -------   -------
Net Asset Value, End of the Period......     $17.694      $17.605   $17.736   $15.802   $18.286
                                             =======      =======   =======   =======   =======
Total Return* (a).......................       2.89%**      4.20%    18.28%    (8.75%)   14.54%
Net Assets at End of the Period (In
  millions).............................      $134.9       $142.5    $147.6    $130.3    $151.1
Ratio of Expenses to Average Net
  Assets*...............................       1.02%        1.02%      .89%      .78%      .69%
Ratio of Net Investment Income to
  Average Net Assets*...................       5.06%        4.94%     5.23%     5.46%     5.37%
Portfolio Turnover......................         19%**        35%       42%       56%       36%

* If certain expenses had not been reimbursed
  by VKAC, total return would have been lower
  and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets................................         N/A        1.03%     1.05%     1.08%     1.01%
Ratio of Net Investment Income to
  Average Net Assets....................         N/A        4.94%     5.07%     5.16%     5.05%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                Six Months                                 From May 1, 1993
                                  Ended        Year Ended December 31,     (Commencement of
                                 June 30,    ---------------------------   Distribution) to
        Class B Shares             1997       1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................     $17.603   $17.736   $15.805   $18.266             $17.570
                                   -------   -------   -------   -------             -------
Net Investment Income.........        .370      .720      .766      .785                .549
Net Realized and Unrealized
  Gain/Loss...................        .072     (.142)    1.926    (2.482)               .705
                                   -------   -------   -------   -------             -------
Total from Investment
  Operations..................        .442      .578     2.692    (1.697)              1.254
Less Distributions from and in
  Excess of Net Investment
  Income......................        .354      .711      .761      .764                .558
                                   -------   -------   -------   -------             -------
Net Asset Value, End of the
  Period......................     $17.691   $17.603   $17.736   $15.805             $18.266
                                   =======   =======   =======   =======             =======

Total Return* (a).............       2.56%**   3.35%    17.33%    (9.39%)              7.25%**
Net Assets at End of the
  Period (In millions)........       $30.0     $28.6     $24.6     $17.1               $15.3
Ratio of Expenses to Average
  Net Assets*.................       1.78%     1.79%     1.61%     1.52%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*......       4.28%     4.17%     4.51%     4.71%               4.06%
Portfolio Turnover............         19%**     35%       42%       56%                 36%
* If certain expenses had not been
  reimbursed by VKAC, total return
  would have been lower and the ratios
  would have been as follows:
Ratio of Expenses to Average
  Net Assets..................         N/A     1.79%     1.77%     1.82%               1.77%
Ratio of Net Investment Income
  to Average Net Assets.......         N/A     4.16%     4.35%     4.41%               3.74%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                 From
                                Six Months                                  August 13, 1993
                                  Ended        Year Ended December 31,     (Commencement of
                                 June 30,      -----------------------     Distribution) to
        Class C Shares             1997       1996      1995      1994     December 31, 1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................     $17.602   $17.736   $15.798   $18.257             $18.010
                                   -------   -------   -------   -------             -------
Net Investment Income.........        .368      .722      .758      .773                .307
Net Realized and Unrealized
  Gain/Loss...................        .075     (.145)    1.941    (2.468)               .258
                                   -------   -------   -------   -------             -------
Total from Investment
  Operations..................        .443      .577     2.699    (1.695)               .565
Less Distributions from and in
  Excess of Net Investment
  Income......................        .354      .711      .761      .764                .318
                                   -------   -------   -------   -------             -------
Net Asset Value, End of the
  Period......................     $17.691   $17.602   $17.736   $15.798             $18.257
                                   =======   =======   =======   =======             =======
Total Return* (a).............       2.56%**   3.35%    17.40%    (9.40%)            3.17%**
Net Assets at End of the
  Period
  (In millions)...............        $2.5      $2.2      $1.8      $2.8                $4.0
Ratio of Expenses to Average
  Net Assets*.................       1.78%     1.79%     1.60%     1.51%               1.45%
Ratio of Net Investment Income
  to Average Net Assets*......       4.28%     4.16%     4.50%     4.71%               3.82%
Portfolio Turnover............         19%**     35%       42%       56%                 36%
* If certain expenses had not
  been reimbursed by VKAC, total
  return would have been lower and
  the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................         N/A     1.80%     1.75%     1.82%               1.76%
Ratio of Net Investment Income
  to Average Net Assets.......         N/A     4.16%     4.34%     4.39%               3.52%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The distribution of the Fund's Class B shares and Class C shares commenced on May 1, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $5,070,220, which will expire between December 31, 2002 and December 31, 2003.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $154,699,886; the aggregate gross unrealized appreciation is $10,768,323 and the aggregate gross unrealized depreciation is $11,123, resulting in net unrealized appreciation of $10,757,200.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

F. INSURANCE EXPENSE--The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $100 million......................................     .500 of 1%
Next $150 million.......................................     .450 of 1%
Next $250 million.......................................     .425 of 1%
Over $500 million.......................................     .400 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $7,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $40,800, representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $63,500, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $127,913,307, $30,079,180 and
$2,922,803 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       344,077   $  6,013,409
  Class B..........................................       224,007      3,904,936
  Class C..........................................        27,758        488,552
                                                       ----------   ------------
Total Sales........................................       595,842   $ 10,406,897
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       115,172   $  2,013,125
  Class B..........................................        21,306        372,480
  Class C..........................................         1,680         29,376
                                                       ----------   ------------
Total Dividend Reinvestment........................       138,158   $  2,414,981
                                                       ==========   ============
Repurchases:
  Class A..........................................      (924,155)  $(16,138,738)
  Class B..........................................      (176,321)    (3,077,037)
  Class C..........................................       (11,812)      (205,843)
                                                       ----------   ------------
Total Repurchases..................................    (1,112,288)  $(19,421,618)
                                                       ==========   ============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $136,025,511, $28,878,801 and
$2,610,718 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                           SHARES          VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       986,895   $ 17,165,507
  Class B..........................................       439,621      7,596,970
  Class C..........................................        49,675        860,753
                                                       ----------   ------------
Total Sales........................................     1,476,191   $ 25,623,230
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       242,651   $  4,210,865
  Class B..........................................        38,588        669,630
  Class C..........................................         3,082         53,472
                                                       ----------   ------------
Total Dividend Reinvestment........................       284,321   $  4,933,967
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,457,342)  $(25,258,344)
  Class B..........................................      (240,656)    (4,180,690)
  Class C..........................................       (30,329)      (530,128)
                                                       ----------   ------------
Total Repurchases..................................    (1,728,327)  $(29,969,162)
                                                       ==========   ============

    Classes B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           3.00%      1.00%
Second.............................................           2.50%       None
Third..............................................           2.00%       None
Fourth.............................................           1.00%       None
Fifth and Thereafter...............................            None       None

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $14,200 and CDSC on redeemed shares of approximately $32,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $31,399,033 and $36,457,906, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................      -0-
Futures Opened.............................................    1,350
Futures Closed.............................................   (1,350)
                                                              ------
Outstanding at June 30, 1997...............................      -0-
                                                              ======

B. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $120,600.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents





INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of
     Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 26
Statement of Operations.......................... 27
Statement of Changes in Net Assets............... 28
Financial Highlights............................. 29
Notes to Financial Statements.................... 32

MIF SAR 8/97

                             LETTER TO SHAREHOLDERS

July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to
merge. The merger was completed on                 [PHOTO]
May 31, creating the combined company
of Morgan Stanley, Dean Witter,            DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are very pleased to announce that Philip N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW

    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW

    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 8.58 percent yield on taxable securities for investors in the 36 percent federal income tax bracket.

OUTLOOK

    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...    3.33%      2.94%       2.94%
Six-month total return(2)................   (1.57%)    (1.06%)      1.94%
One-year total return(2).................    3.19%      3.55%       6.48%
Five-year average annual total
  return(2)..............................    5.24%        N/A         N/A
Life-of-Fund average annual total
  return(2)..............................    6.98%      5.10%       4.07%
Commencement date........................ 08/01/90   08/24/92    08/13/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................    5.25%      4.77%       4.78%
Taxable-equivalent distribution
  rate(4)................................    8.20%      7.45%       7.47%
SEC Yield(5).............................    4.74%      4.22%       4.24%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investments in lower-rated, higher-yielding municipal securities involve a higher degree of risk. Investments in derivative securities will subject the Fund to greater risk.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND
 TOP TEN STATES AS OF JUNE 30, 1997

                            PERCENTAGE OF FUND'S
                            LONG-TERM INVESTMENTS
New York..................          16.0%
Illinois..................          10.3%
Florida...................           6.3%
California................           5.8%
Colorado..................           5.8%
Texas.....................           5.1%
Pennsylvania..............           4.6%
New Jersey................           3.6%
Michigan..................           3.0%
Washington................           3.0%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1997                          AS OF DECEMBER 31, 1997
AAA...........     39.6%                     AAA ............   41.7%
AA............     10.3%                     AA..............    7.7%
A.............     11.8%    [PIE CHART]      A...............   12.2%        [PIE CHART]
BBB...........     15.3%                     BBB.............   16.5%
BB............      1.3%                     BB..............    1.1%
Non-Rated.....     21.7%                     B...............    0.4%
                                             Non-Rated.......   20.4%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

      AS OF JUNE 30, 1997                                                 AS OF JUNE 30, 1996
Health Care....................  16.3%                              Health Care....................  17.9%
Industrial Revenue.............  11.0%                              Industrial Revenue.............  12.5%
Transportation.................   8.4%                              General Purpose................  10.7%
Public Building................   8.4%                              Single Family Housing..........   9.9%
General Purpose................   8.1%                              Tax District...................   5.9%

 DURATION

           AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration       7.44 years                      7.80 years

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Municipal Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes David
C. Johnson, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

   Q WHAT EVENTS OR MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THE FIRST HALF OF THIS YEAR?

   A Interest rate changes and the state of the economy played major roles in the Fund's performance. This economic prosperity is unequaled in history--with unemployment at a 27-year low, first quarter growth at its highest level since 1987 and few signs of inflation. The downward trend in interest rates in recent years has given us a boost in terms of price appreciation, but also makes it more difficult to add to the income component of the Fund.
    Another factor impacting the Fund is the percentage of issues coming to market triple-A insured. Year to date, the percentage of insured issuance totaled 55 percent of new issue volume. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Combined with drastic cuts in insurance costs over the past four years, yields on insured offerings are much more than lower rated investment grade securities.
    The perceived credit risk associated with the lower- and non-rated bonds has diminished considerably, due in part to the strong economy. Investors seeking high yields purchased large positions of non-rated bonds, resulting in limited supply and ultimately allowing bond issues to offer bonds at lower yields. As non-rated bonds gained market acceptance, their yields adjusted closer to investment grade bond levels, making higher yields increasingly elusive.
    Finally, supply was lower than anticipated during most of the period, picking up only in the last six weeks. This was primarily due to interest rates remaining in the same range throughout most of the 1990's significantly decreasing the volume of refunding issues coming to market. Additionally, certain states such as California and Pennsylvania had substantially lower new issue volume than previous periods, negatively impacting supply as well.

   Q HAS THE FUND'S PERFORMANCE SUFFERED FROM THE TIGHT SUPPLY AND NARROWING SPREADS?

   A Fortunately, no. Almost 40 percent of the Fund's assets are triple-A rated, a sector that experienced superior price appreciation during the period. Triple-A rated securities are very liquid and tend to perform well when interest rates are declining. Another 38 percent of assets are triple-B or lower/non-rated. This sector of the market has helped enhance the yield of the Fund and has tended to outperform when interest rates increase, as the price of these securities is based more on credit quality than market movements. Together, this barbelled rating distribution has helped minimize volatility in the Fund.
    For the six months ended June 30, 1997, the Fund generated a total return of
3.33 percent(1) for Class A shares at net asset value, which compares favorably to the 3.20 percent return of the Lehman Brothers Municipal Bond Index over the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. The Fund's net asset value closed the reporting period at $15.34 per Class A share, up from $15.27 per share six months ago.
    The Fund's tax-exempt distribution rate for Class A shares as of June 30, 1997, was 5.25 percent(3), representing a taxable-equivalent distribution rate of 8.20 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart on page four for additional Fund performance results.

   Q  TO WHAT WOULD YOU ATTRIBUTE THE FUND'S SUCCESS?

   A We have always managed the Fund with long-term performance in mind. We strive for consistency, and focus on providing relative net asset value
      (NAV) stability and a competitive current yield. It is an approach that has worked well for us throughout a wide range of market conditions.
    We are also supported by a very strong research team that has proven itself over the long term. With analysts in four regions of the country--based in southern California, Chicago, Houston, and Boston--we are able to get a better read on regional economies and build strong relationships and information networks among the issuers and traders we deal with on a daily basis. This gives us a head start in identifying attractive high-yielding municipal bond issues.

   Q  WHAT CHANGES HAVE YOU MADE IN THE FUND'S PORTFOLIO OVER THE PAST SIX
      MONTHS?

   A We continue to keep the Fund well diversified with no more than 25 percent in any one sector. Health care continues to be our largest sector concentration. This is due to our strong emphasis on research in the sector that enables us to identify value in health care bonds. Non-hospital health-care issues--senior citizen residences, nursing homes, and assisted care centers--are also very attractive and provide excellent yield opportunities.
    In the first half of the reporting period, we were able to add to our holdings in the transportation sector with two large New York Port Authority issues. Historically, the Port Authority has provided good credit quality and value because it is generally priced lower when it comes to market than it would be if it traded in the secondary market. Additionally, our New York and New Jersey residents benefit from state tax exemption from these bonds. For additional Fund portfolio highlights, please refer to page five.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We are fairly optimistic about the remainder of the year for the following reasons. First, inflation continues to be held well in check. And second, the days of deficit spending appear to be gone, and the U.S. deficit has been dramatically reduced. This combination of low inflation and a declining deficit should bring about lower interest rates, which makes for a bullish environment for the fixed income market. We believe that the Federal Reserve Board will leave rates unchanged throughout at least the fourth quarter.
    The Fund is positioned to track well with the market, regardless of what happens in the economy. At June 30, 1997, the duration of the Fund stood at 7.44 years, slightly shorter than the Fund's benchmark, the Lehman Brothers Municipal Bond Index, of 7.98 years. Because of the longer-term nature of the Fund, the calculation of this index has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measure of the Fund's sensitivity to interest rate movements. Portfolios with shorter durations tend to perform better in rising rate environments, while portfolios with longer durations perform better when rates decline. If our outlook on interest rates continues to remain positive, however, we would seek to lengthen the duration of the Fund. In the event that inflation picks up and the Fed responds with one or more rate hikes, we will shorten the portfolio's duration and adjust some of our holdings. Until that time, we will maintain a neutral posture as we enter the second half of 1997.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG.]
David C. Johnson

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  97.1%
          ALABAMA  7.1%
$ 2,100   Alabama St Indl Dev Auth Rev UNR-ROHN Inc
          Expansion Proj.................................   7.500%  09/15/11   $    2,125,914
  3,000   Alabama Wtr Pollutn Ctl Auth Revolving Fund Ln
          Ser A (AMBAC Insd) (b).........................   6.750   08/15/17        3,307,860
    875   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.000   09/15/01          933,258
  1,750   Bessemer, AL Indl Dev Brd ROHN Inc Proj........   9.500   09/15/11        2,092,317
  1,000   Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg................   6.950   01/01/20        1,071,940
  5,150   West Jefferson Cnty, AL Amusement & Pub Pk
          Auth...........................................   8.000   12/01/26        5,181,981
                                                                               --------------
                                                                                   14,713,270
                                                                               --------------
          ALASKA  0.4%
  2,500   Alaska Energy Auth Pwr Rev Bradley Lake Proj
          Ser 1 (BIGI Insd)..............................   6.250   07/01/21        2,585,075
  1,000   Valdez, AK Marine Term Rev Sohio Pipeline
          Rfdg...........................................   7.125   12/01/25        1,110,560
                                                                               --------------
                                                                                    3,695,635
                                                                               --------------
          ARIZONA  2.2%
  1,000   Maricopa Cnty, AZ Indl Dev Auth Indl Dev Rev
          Borden Inc Proj................................   5.040   10/01/12          999,190
  1,000   Maricopa Cnty, AZ Indl Dev Auth Multi-Family
          Hsg Rev Rfdg...................................   6.500   07/01/09        1,041,440
    665   Pima Cnty, AZ Indl Dev Auth Single Family Mtg
          Rev (GNMA Collateralized)......................   6.625   11/01/14          694,041
  5,220   Pinal Cnty, AZ Sch Dist No 8 Mammoth Ser A.....   9.500   07/01/10        6,229,339
    500   Scottsdale, AZ Indl Dev Auth Rev First Mtg
          Westminster Vlg Ser A Rfdg.....................   8.250   06/01/15          546,810
  1,875   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.000   09/01/12        1,970,812
  1,750   Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
          Hosp Ser A Rfdg (AMBAC Insd)...................   6.125   09/01/17        1,841,980
  7,000   Tucson, AZ Arpt Auth Inc Spl Fac Rev Lockheed
          Aermod Cent Inc................................   8.700   09/01/19        7,874,160
                                                                               --------------
                                                                                   21,197,772
                                                                               --------------
          ARKANSAS  0.7%
  5,355   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A........   7.500   01/31/06        5,140,800
  5,470   Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser B........   7.500   01/31/06        1,641,000
                                                                               --------------
                                                                                    6,781,800
                                                                               --------------
          CALIFORNIA  5.7%
  5,230   California Edl Fac Auth Rev College of
          Osteopathic Med Pacific (Prerefunded @
          06/01/03)......................................   7.500   06/01/18        5,864,085
  2,880   California Edl Fac Auth Rev Univ of La Verne...   6.300   04/01/09        2,987,683

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 2,000   Compton, CA Ctfs Partn Ser B (b)...............   7.500%  08/01/15   $    2,120,120
  4,285   Delano, CA Ctfs Partn Ser A....................   9.250   01/01/22        4,986,712
  2,660   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/10        1,270,070
  5,875   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/11        2,614,551
  3,890   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/13        1,503,913
  5,430   Escondido, CA Jt Pwrs Fin Auth Lease Rev (AMBAC
          Insd)..........................................       *   09/01/14        1,953,823
  3,500   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/19        1,001,770
  5,000   Escondido, CA Union High Sch Dist Cap Apprec
          (MBIA Insd)....................................       *   11/01/20        1,328,800
    935   Fairfield, CA Hsg Auth Mtg Rev Creekside
          Estates Proj Rfdg..............................   7.875   02/01/15          963,723
  2,800   Los Angeles Cnty, CA Ctfs Partn................   6.100   11/01/01        2,939,664
  8,075   Los Angeles, CA Elec Plant Rev Rfdg (MBIA
          Insd)..........................................   4.750   11/15/19        7,143,952
  3,065   Los Angeles, CA Wastewater Sys Rev Ser A (FGIC
          Insd)..........................................   5.000   02/01/13        2,979,211
  1,000   Madera Cnty, CA Ctfs Partn Vly Children's Hosp
          (MBIA Insd)....................................   6.125   03/15/23        1,043,750
  2,825   Midpeninsula Regl Dist CA Fin Auth Rev (AMBAC
          Insd)..........................................       *   09/01/15        1,033,809
  1,155   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/19          330,099
  1,265   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/22          298,527
  1,380   Midpeninsula Regl Open Space CA (AMBAC Insd)...       *   09/01/25          272,826
    900   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/10          448,182
    800   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/11          374,904
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/12          308,413
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/13          289,674
    700   Monterey, CA Regl Wastewater Fin Auth
          Wastewater Contract Rev (FSA Insd).............       *   06/01/14          272,258
    500   Norco, CA Swr & Wtr Rev Rfdg...................   7.200   10/01/19          538,100
  3,200   Orange Cnty, CA Cmnty Fac Dist Spl Tax No 88-1
          Aliso Viejo Ser A (Prerefunded @ 08/15/02).....   7.350   08/15/18        3,698,304
  4,000   Riverside Cnty, CA Air Force Vlg West Inc Ser A
          Rfdg...........................................   8.125   06/15/20        4,305,360
  2,000   Santa Ana, CA Cmnty Redev Agy Tax Ser B Rfdg...   7.500   09/01/16        2,046,120
                                                                               --------------
                                                                                   54,918,403
                                                                               --------------
          COLORADO  5.7%
  2,840   Adams Cnty, CO Single Family Mtg Rev Ser A.....   8.875   08/01/10        3,784,499
  3,985   Adams Cnty, CO Single Family Mtg Rev Ser A
          (b)............................................   8.875   08/01/12        5,433,946
 10,500   Arapahoe Cnty, CO Cap Impt Trust Fund Hwy Rev
          E-470 Proj Ser C...............................       *   08/31/26        1,378,755


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          COLORADO (CONTINUED)
$   925   Arapahoe Cnty, CO Single Family Mtg Rev Ser A
          (GNMA Collateralized)..........................   8.375%  08/01/19   $      959,290
    500   Berry Creek Metro Dist CO Rfdg & Impt..........   8.250   12/01/11          550,900
    500   Boulder Cnty, CO Indl Dev Rev Boulder Med Cent
          Proj...........................................   8.875   01/01/17          513,805
  1,000   Bowles Metro Dist CO...........................   7.750   12/01/15        1,033,530
  1,500   Colorado Hlth Fac Auth Rev PLS Hlth Sys Proj
          Ser A (Prerefunded @ 02/15/01) (FSA Insd)......   6.250   02/15/21        1,618,890
  2,000   Denver, CO City & Cnty Arpt Rev Ser A..........   7.000   11/15/99        2,104,840
  8,550   Denver, CO City & Cnty Arpt Rev Ser A (b)......   8.500   11/15/23        9,688,518
  5,000   Denver, CO City & Cnty Arpt Rev Ser A..........   8.000   11/15/25        5,550,550
  2,200   Denver, CO City & Cnty Spl Fac Arpt Rev United
          Airls Proj Ser A...............................   6.875   10/01/32        2,316,600
  1,000   Edgewater, CO Redev Auth Tax Increment Rev.....   6.750   12/01/08        1,078,060
  1,320   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/14          492,571
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/15          495,977
  1,420   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/16          466,371
  1,330   El Paso Cnty, CO Sch Dist No 003 Widefield Ser
          A (MBIA Insd)..................................       *   12/15/18          383,053
  3,690   Jefferson Cnty, CO Residential Mtg Rev.........  11.500   09/01/12        6,034,958
  5,000   Meridian Metro Dist CO Rfdg....................   7.500   12/01/11        5,495,250
  5,000   University of CO Hosp Auth Hosp Rev Ser A
          (AMBAC Insd)...................................   6.400   11/15/22        5,376,950
                                                                               --------------
                                                                                   54,757,313
                                                                               --------------
          CONNECTICUT  1.2%
  5,005   Connecticut St Hlth & Edl Fac Auth Rev Nursing
          Home Pgm AHF/Hartford (b)......................   7.125   11/01/14        5,636,631
  1,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A..........................................   6.500   09/01/06        1,076,760
  5,000   Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A..........................................   6.400   09/01/11        5,249,900
                                                                               --------------
                                                                                   11,963,291
                                                                               --------------
          DISTRICT OF COLUMBIA  0.3%
  2,500   District of Columbia Rev Natl Pub Radio Ser
          A..............................................   7.700   01/01/23        2,669,825
                                                                               --------------
          FLORIDA  6.1%
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.500   10/01/02          525,045
    500   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
          Rfdg & Impt....................................   7.875   10/01/08          558,700
  2,000   Brevard Cnty, FL Sch Brd Ctfs Ser B (AMBAC
          Insd)..........................................   5.500   07/01/21        1,972,460


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,635   Broward Cnty, FL Res Recovery Rev Waste Energy
          North Proj.....................................   7.950%  12/01/08   $    1,782,935
  2,140   Broward Cnty, FL Res Recovery Rev Waste Energy
          South Proj.....................................   7.950   12/01/08        2,331,573
 24,000   Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
          Ser A Rfdg (MBIA Insd).........................       *   02/01/18        7,348,560
 14,465   Dade Cnty, FL Spl Oblig Cap Apprec Ser B Rfdg
          (AMBAC Insd)...................................       *   10/01/21        3,492,863
    560   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg...........................................   7.250   06/01/23          607,880
    590   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg (Prerefunded @ 06/01/00)..................   7.250   06/01/23          648,782
  9,500   Florida St Muni Pwr Agy Rev (AMBAC Insd) (a)...   4.500   10/01/27        7,953,970
  2,255   Greater Orlando Aviation Auth Orlando FL Arpt
          Fac Rev........................................   8.375   10/01/16        2,398,531
  2,875   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg............   7.875   12/15/25        3,285,866
  1,500   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr...........................   8.750   07/01/26        1,601,430
  1,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp
          Adventist Hlth Sys (AMBAC Insd)................   5.250   11/15/20          950,250
  1,000   Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
          Insd)..........................................   6.000   10/01/16        1,027,930
  5,300   Palm Bay, FL Util Rev Palm Bay Util Corp Proj
          Rfdg (MBIA Insd)...............................   5.000   10/01/22        4,862,432
  5,000   Saint John's River Wtr Mgmt Dist FL Land
          Acquisition Rev Rfdg (FSA Insd)................   5.125   07/01/16        4,794,900
  4,185   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Pk (Prerefunded @ 07/01/02)...  10.000   07/01/22        5,181,239
  5,000   Sarasota Cnty, FL Public Hosp Brd Miles
          Sarasota Mem Hosp Proj Ser A (Var Rate Cpn)....      (d)  10/01/21        4,993,750
  1,000   Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   7.500   05/01/18        1,003,980
  1,000   Tampa Palms, FL Open Space & Tran Cmnty Dev
          Dist Rev Cap Impt Area 7 Proj..................   8.500   05/01/17        1,068,720
    670   Tampa, FL Cap Impt Pgm Rev Ser A...............   8.250   10/01/18          702,080
                                                                               --------------
                                                                                   59,093,876
                                                                               --------------
          GEORGIA  0.8%
  3,000   Atlanta, GA Arpt Fac Rev.......................   6.250   01/01/21        3,104,880
  1,250   Georgia Muni Elec Auth Pwr Rev Ser
          (Crossover Refunding @ 01/01/98)...............   8.125   01/01/17        1,299,438
  1,750   Georgia Muni Elec Auth Pwr Rev Ser Q...........   8.375   01/01/16        1,820,560
  1,500   Georgia Muni Elec Auth Pwr Rev Ser X (MBIA
          Insd)..........................................   6.500   01/01/20        1,703,865
                                                                               --------------
                                                                                    7,928,743
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          HAWAII  2.7%
$ 4,055   Hawaii St Arpts Sys Rev Ser 1993 (MBIA Insd)...   6.350%  07/01/07   $    4,457,175
 14,100   Hawaii St Dept Budget & Fin Spl Purp Rev
          Hawaiian Elec Co (MBIA Insd)...................   6.550   12/01/22       15,142,836
  2,350   Hawaii St Dept Tran Spl Fac Rev Continental
          Airls Inc......................................   9.700   06/01/20        2,655,171
  1,475   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.350   07/01/07        1,621,290
  1,560   Hawaii St Harbor Cap Impt Rev (FGIC Insd)......   6.400   07/01/08        1,711,882
    500   Hawaii St Harbor Cap Impt Rev (MBIA Insd)......   7.000   07/01/17          537,420
                                                                               --------------
                                                                                   26,125,774
                                                                               --------------
          ILLINOIS  10.0%
  4,425   Bedford Park, IL Tax Increment Rev Sr Lien
          Bedford City Sq Proj...........................   9.250   02/01/12        5,013,392
  1,350   Bridgeview, IL Tax Increment Rev Rfdg..........   9.000   01/01/11        1,513,917
  6,790   Broadview, IL Tax Increment Rev Sr Lien........   8.250   07/01/13        7,451,482
  1,000   Chicago, IL Gas Supply Rev Ser A...............   8.100   05/01/20        1,098,870
  1,000   Chicago, IL Metro Wtr Reclamation Dist Gtr
          Chicago........................................   7.000   01/01/11        1,169,350
  4,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc......................................   8.500   05/01/18        4,395,680
  4,865   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
          Airls Inc Ser B................................   8.950   05/01/18        5,515,110
  2,000   Chicago, IL Single Family Mtg Rev Ser A (GNMA
          Collateralized)................................   7.000   09/01/27        2,191,020
    500   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.375   01/01/05          505,580
  1,000   Chicago, IL Tax Increment Alloc San Drain &
          Ship Canal Ser A...............................   7.750   01/01/14        1,015,960
  1,000   Cook Cnty, IL Cmnty College Dist No 508 Chicago
          Ctfs Partn (FGIC Insd).........................   8.750   01/01/07        1,274,800
  1,000   Crestwood, IL Tax Increment Rev Rfdg...........   7.250   12/01/08        1,036,330
    870   Hanover Park, IL Rev First Mtg Winsdor Park
          Manor Proj (Prerefunded @ 12/01/97)............   9.250   12/01/07          926,280
  1,200   Hodgkins, IL Tax Increment.....................   9.500   12/01/09        1,400,268
  3,400   Hodgkins, IL Tax Increment (Prerefunded @
          12/01/01)......................................   9.500   12/01/09        4,137,630
  1,500   Hodgkins, IL Tax Increment Rev Ser A Rfdg......   7.625   12/01/13        1,565,250
  1,500   Huntley, IL Increment Alloc Rev Huntley Redev
          Proj Ser A.....................................   8.500   12/01/15        1,569,885
  1,000   Illinois Dev Fin Auth Elderly Hsg Rev
          Libertyville Towers Ser A......................   6.500   09/01/09        1,039,660
    650   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
          Altgeld Proj...................................   8.000   11/15/06          657,755
  1,000   Illinois Edl Fac Auth Rev Lake Forest College
          (FSA Insd).....................................   6.750   10/01/21        1,088,240
  2,575   Illinois Edl Fac Auth Rev Lewis University
          Rfdg...........................................   6.000   10/01/24        2,549,147
  1,000   Illinois Edl Fac Auth Rev Northwestern Univ Ser
          1985 (Prerefunded @ 12/01/01)..................   6.900   12/01/21        1,116,080


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          ILLINOIS (CONTINUED)
$ 1,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
          Proj...........................................   7.500%  08/15/26   $    1,018,060
  4,100   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj A (Prerefunded @ 10/01/02)................   9.500   10/01/22        5,083,385
  2,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Proj B (Prerefunded @ 10/01/02)................   9.000   10/01/22        2,434,100
  2,500   Illinois Hlth Fac Auth Rev Fairview Oblig Group
          Ser A Rfdg.....................................   7.400   08/15/23        2,637,450
    525   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D..........................................   9.500   11/15/15          618,235
    425   Illinois Hlth Fac Auth Rev Glenoaks Med Cent
          Ser D (Prerefunded @ 11/15/00).................   9.500   11/15/15          500,255
  1,000   Illinois Hlth Fac Auth Rev IL Masonic Med Cent
          Ser B (Prerefunded @ 10/01/99).................   7.700   10/01/19        1,093,400
  1,000   Illinois Hlth Fac Auth Rev Mem Hosp............   7.250   05/01/22        1,060,480
  1,000   Illinois Hlth Fac Auth Rev Northwestern Mem
          Hosp...........................................   6.750   08/15/11        1,068,560
  2,600   Illinois Hlth Fac Auth Rev United Med Cent
          (Prerefunded @ 07/01/03).......................   8.375   07/01/12        3,094,884
  5,900   Illinois Hsg Dev Auth Residential Mtg Rev
          (Inverse Fltg).................................   9.595   02/13/18        6,379,375
  2,000   Illinois St....................................   5.375   02/01/22        1,938,900
  1,250   Mill Creek Wtr Reclamation Dist IL Swr Rev.....   8.000   03/01/10        1,306,700
    750   Mill Creek Wtr Reclamation Dist IL Wtrwrks
          Rev............................................   8.000   03/01/10          784,020
  1,000   Palatine, IL Tax Increment Rev Rand Dundee Cent
          Proj...........................................   7.750   01/01/17        1,004,520
  2,800   Regional Tran Auth IL Ser A (AMBAC Insd).......   8.000   06/01/17        3,667,132
  7,500   Robbins, IL Res Recovery Rev...................   8.375   10/15/16        7,794,450
  3,000   Robbins, IL Res Recovery Rev Recreation Robbins
          Res Partn Ser B................................   8.375   10/15/16        3,117,780
    820   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.200   12/01/04          872,824
    500   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.500   12/01/13          528,705
  1,620   Saint Charles, IL Indl Dev Rev Tri-City Cent
          Proj...........................................   7.500   11/01/13        1,668,843
  1,240   Southern IL Univ Rev Hsg & Aux Fac Sys Ser A
          (MBIA Insd)....................................   5.800   04/01/10        1,282,780
                                                                               --------------
                                                                                   97,186,524
                                                                               --------------
          INDIANA  1.3%
  1,000   East Chicago, IN Exempt Fac Inland Steel Co
          Proj No 14.....................................   6.700   11/01/12        1,018,630
  2,750   Elkhart Cnty, IN Hosp Auth Rev Elkhart Genl
          Hosp Inc.......................................   7.000   07/01/12        2,999,865
  1,650   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.125   02/01/17        1,695,392
  3,125   Indiana Bond Bank Spl Pgm Hendricks Redev Ser
          B..............................................   6.200   02/01/23        3,211,937
    550   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.750   02/01/14          631,631
    450   Indianapolis, IN Loc Pub Impt Bond Bank Ser
          D..............................................   6.500   02/01/22          454,230


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          INDIANA (CONTINUED)
$ 1,000   Marion Cnty, IN Hosp Auth Hosp Fac Rev.........   6.500%  09/01/13   $    1,080,370
  1,500   Wells Cnty, IN Hosp Auth Rev Caylor-Nickel Med
          Cent Inc Rfdg..................................   8.500   04/15/03        1,685,175
                                                                               --------------
                                                                                   12,777,230
                                                                               --------------
          IOWA  1.0%
  2,045   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   6.000   07/01/07        2,201,095
  2,500   Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
          Proj (FSA Insd)................................   5.750   07/01/17        2,511,825
  2,000   Iowa Fin Auth Multi-Family Rev Hsg Hamlet Apts
          Proj A Rfdg (GNMA Collateralized)..............   6.150   05/01/32        2,035,140
  2,855   Muscatine, IA Elec Rev Rfdg....................   5.000   01/01/08        2,803,581
                                                                               --------------
                                                                                    9,551,641
                                                                               --------------
          KANSAS  0.1%
  1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser
          A..............................................   7.750   11/15/24        1,088,130
                                                                               --------------
          KENTUCKY  2.2%
  1,000   Bowling Green, KY Indl Dev Rev Coltec Inds Inc
          Rfdg...........................................   6.550   03/01/09        1,027,210
 10,950   Jefferson Cnty, KY Cap Projs Corp Rev Muni
          Multi-Lease Ser A..............................       *   08/15/14        3,410,158
  4,000   Jefferson Cnty, KY Hosp Rev Alliant Hlth Sys
          Proj (Inverse Fltg) (MBIA Insd)................   8.496   10/09/08        4,610,000
  1,250   Kentucky Econ Dev Fin Auth Med Cent Rev Ashland
          Hosp Corp Ser A Rfdg & Impt (FSA Insd).........   6.125   02/01/12        1,315,650
  1,605   Kentucky Hsg Corp Hsg Rev Ser D (FHA/VA Gtd)...   7.450   01/01/23        1,694,447
  8,000   Kentucky St Tpk Auth Res Recovery Rd Rev Ser
          A..............................................   5.000   07/01/08        7,923,280
  1,000   Kentucky St Tpk Auth Toll Rd Rev Ser A.........   5.500   07/01/07        1,003,560
                                                                               --------------
                                                                                   20,984,305
                                                                               --------------
          LOUISIANA  1.1%
    500   Hodge, LA Util Rev Stone Container Corp Ser
          1990...........................................   9.000   03/01/10          533,590
  1,990   Lafayette, LA Econ Dev Auth Indl Dev Rev
          Advanced Polymer Proj Ser 1985.................  10.000   11/15/04        2,554,842
  1,000   Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Rfdg.........................   7.750   08/15/22        1,138,010
    445   Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg...........................   8.250   09/01/08          490,078
 10,000   Orleans Parish, LA Sch Brd Rfdg (FGIC Insd)....       *   02/01/15        3,646,200
    900   Port New Orleans, LA Indl Dev Rev Avondale Inds
          Inc Proj Rfdg..................................   8.250   06/01/04          977,247
  1,400   West Feliciana Parish, LA Pollutn Ctl Rev Gulf
          States Util Co Proj Ser A......................   7.500   05/01/15        1,520,274
                                                                               --------------
                                                                                   10,860,241
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MARYLAND  0.2%
$ 1,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
          Steel Corp Proj Ser A Rfdg.....................   7.550%  06/01/17   $    1,604,595
                                                                               --------------
          MASSACHUSETTS  2.0%
  1,000   Boston, MA Rev Boston City Hosp Ser A (FHA Gtd)
          (Prerefunded @ 08/15/00).......................   7.625   02/15/21        1,113,540
  1,455   Massachusetts Edl Ln Auth Rev Issue E Ser A
          (AMBAC Insd)...................................   7.000   01/01/10        1,513,913
  4,200   Massachusetts St Hlth & Edl Fac Auth Rev New
          England Med Cent Hosp Ser G (Embedded Swap)
          (MBIA Insd)....................................   3.100   07/01/13        3,794,826
  1,000   Massachusetts St Hsg Fin Agy Multi-Family
          Residential Hsg Ser A..........................   8.750   08/01/08        1,034,540
  1,500   Massachusetts St Indl Fin Agy Hillcrest Edl
          Cent Inc Proj..................................   8.450   07/01/18        1,555,680
  5,000   Massachusetts St Indl Fin Agy Rev First Mtg
          Reeds Landing Proj.............................   8.625   10/01/23        5,507,250
    980   Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth Assoc Proj.........................   8.800   06/01/14        1,092,230
  1,000   Massachusetts St Indl Fin Agy Rev Wtr Treatment
          American Hingham...............................   6.600   12/01/15        1,034,020
  2,000   Plymouth Cnty, MA Ctfs Partn Ser A.............   7.000   04/01/22        2,220,800
                                                                               --------------
                                                                                   18,866,799
                                                                               --------------
          MICHIGAN  2.9%
  1,000   Detroit, MI Area No 1 Ser A (Prerefunded @
          07/01/99)......................................   7.600   07/01/10        1,083,970
  3,500   Detroit, MI Downtown Dev Auth Tax Increment
          Rev............................................   6.200   07/01/17        3,637,235
  2,000   Grand Traverse Cnty, MI Hosp Fin Auth Hosp Rev
          Munson Hlthcare Ser A Rfdg (AMBAC Insd)........   6.250   07/01/12        2,111,740
  1,775   Michigan St Hosp Fin Auth Rev Garden City
          Hosp...........................................   8.300   09/01/02        1,869,465
  1,750   Michigan St Hosp Fin Auth Rev Mercy Hlth Svcs
          Ser R (AMBAC Insd).............................   5.375   08/15/26        1,677,900
  5,600   Michigan St Hsg Dev Auth Rental Hsg Rev Ser B
          (Embedded Swap) (AMBAC Insd)...................   4.250   04/01/04        5,528,992
 11,000   Michigan St Strategic Fd Ltd Oblig Rev Great
          Lakes Pulp & Fibre Proj (c)....................  10.250   12/01/16        5,269,220
  4,500   Michigan St Strategic Fd Solid Waste Disp Rev
          Genesee Pwr....................................   7.500   01/01/21        4,711,230
  1,000   Mount Clemens, MI Hsg Corp Multi-Family Rev Hsg
          Ser A Rfdg (FHA Gtd)...........................   6.600   06/01/13        1,050,160
  1,000   Royal Oak, MI Hosp Fin Auth Hosp Rev Ser D
          (Prerefunded @ 01/01/01).......................   6.750   01/01/20        1,093,890
                                                                               --------------
                                                                                   28,033,802
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          MINNESOTA  0.4%
$ 1,000   North Saint Paul, MN Multi-Family Rev Hsg
          Cottages North Saint Paul Rfdg..................   9.250%  02/01/22   $    1,069,410
  2,000   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          A Rfdg..........................................   5.000   01/01/16        1,868,300
  1,250   Southern MN Muni Pwr Agy Pwr Supply Sys Rev Ser
          C...............................................   5.000   01/01/17        1,162,388
                                                                                --------------
                                                                                     4,100,098
                                                                                --------------
          MISSISSIPPI  0.7%
  5,000   Lowndes Cnty, MS Solid Waste Disp & Pollutn Ctl
          Rev Weyerhaeuser Co Rfdg (Inverse Fltg).........   7.820   04/01/22        5,784,000
  1,155   Ridgeland, MS Urban Renewal Rev The Orchard Ltd
          Proj Ser A Rfdg.................................   7.750   12/01/15        1,214,240
                                                                                --------------
                                                                                     6,998,240
                                                                                --------------
          MISSOURI  1.6%
  2,835   Kansas City, MO Port Auth Fac Riverfront Park
          Proj Ser A......................................   5.750   10/01/06        2,927,081
  2,000   Lees Summit, MO Indl Dev Auth Hlth Fac Rev John
          Knox Vlg Proj Rfdg & Impt.......................   7.125   08/15/12        2,126,180
  1,500   Missouri St Econ Dev Export & Infrastructure Brd
          Med Office Fac Rev (MBIA Insd)..................   7.250   06/01/04        1,696,410
  3,920   Missouri St Econ Dev Export & Infrastructure Brd
          Med Office Fac Rev (MBIA Insd)..................   7.250   06/01/14        4,457,628
  1,000   Missouri St Hlth & Edl Fac Auth Rfdg & Impt.....   8.125   10/01/10        1,098,210
  2,165   Saint Louis Cnty, MO Indl Dev Auth Nursing Home
          Rev Mary Queen & Mother Proj Rfdg (GNMA
          Collateralized).................................   7.125   03/20/23..      2,328,024
    915   Saint Louis, MO Tax Increment Rev Scullin Redev
          Area Ser A......................................  10.000   08/01/10        1,102,392
                                                                                --------------
                                                                                    15,735,925
                                                                                --------------
          NEBRASKA  0.8%
  1,300   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............  11.278   09/10/30        1,447,875
    800   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............   9.314   09/15/24          854,000
  4,600   Nebraska Invt Fin Auth Single Family Mtg Rev
          (Inverse Fltg) (GNMA Collateralized)............   9.976   10/17/23        5,025,500
                                                                                --------------
                                                                                     7,327,375
                                                                                --------------
          NEVADA  0.7%
  4,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
          (FGIC Insd) (b).................................   6.700   06/01/22        4,311,280
  2,385   Henderson, NV Loc Impt Dist No T-4 Ser A........   8.500   11/01/12        2,496,809
                                                                                --------------
                                                                                     6,808,089
                                                                                --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NEW HAMPSHIRE  0.7%
$ 1,555   New Hampshire Higher Edl & Hlth Fac Auth Rev...   8.800%  06/01/09   $    1,680,520
  2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          Daniel Webster College Issue Rfdg..............   7.625   07/01/16        2,109,060
  1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
          New London Hosp Assn Proj......................   7.500   06/01/05        1,105,060
  1,000   New Hampshire St Business Fin Auth Elec Fac Rev
          Plymouth Cogeneration..........................   7.750   06/01/14        1,039,170
  1,000   New Hampshire St Tpk Sys Rev Ser A Rfdg (FGIC
          Insd)..........................................   6.750   11/01/11        1,131,760
                                                                               --------------
                                                                                    7,065,570
                                                                               --------------
          NEW JERSEY  3.5%
  2,000   Camden Cnty, NJ Impt Auth Lease Rev Dockside
          Refrigerated...................................   8.400   04/01/24        2,123,980
  6,130   Middlesex Cnty, NJ Util Auth Swr Rev Ser A Rfdg
          (MBIA Insd)....................................   7.450   08/15/97        6,831,823
  1,600   New Jersey Econ Dev Auth Holt Hauling & Warehsg
          Rev Ser G Rfdg.................................   8.400   12/15/15        1,690,576
  1,900   New Jersey Econ Dev Auth Rev First Mtg
          Winchester Gardens Ser A.......................   8.500   11/01/16        1,973,625
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes..........................................   7.500   07/01/20        1,074,080
  1,000   New Jersey Econ Dev Auth Rev United Methodist
          Homes Oblig Ser A..............................   7.500   07/01/25        1,027,870
  3,200   New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
          Insd)..........................................   6.500   01/01/16        3,622,784
 14,935   Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev
          Pub Svc Elec & Gas Co Proj C Rfdg (MBIA
          Insd)..........................................   6.200   08/01/30       15,843,795
                                                                               --------------
                                                                                   34,188,533
                                                                               --------------
          NEW MEXICO  0.3%
  2,500   New Mexico St Hosp Equip Ln Council Hosp Rev
          San Juan Regl Med Cent Inc Proj................   7.900   06/01/11        2,774,950
                                                                               --------------
          NEW YORK  15.5%
  3,100   Clifton Springs, NY Hosp & Clinic Hosp Rev
          Rfdg...........................................   8.000   01/01/20        3,298,183
  2,500   Herkimer Cnty, NY Indl Dev Agy Indl Dev Rev
          Burrows Paper Corp Recycling...................   8.000   01/01/09        2,487,225
  5,000   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 5 Rfdg.................................   7.000   07/01/12        5,403,850
  3,500   Metropolitan Tran Auth NY Svcs Contract Tran
          Fac Ser 7 Rfdg.................................   4.750   07/01/19        2,994,145
  1,500   Metropolitan Tran Auth NY Tran Fac Rev Ser G
          (MBIA Insd)....................................   5.500   07/01/15        1,499,895
  1,000   New York City Indl Dev Agy Civic Fac Marymount
          Manhattan College Proj.........................   7.000   07/01/23        1,043,790
  3,000   New York City Muni Wtr Fin Auth Ser B..........   5.750   06/15/29        2,983,830
  4,100   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B......................................   5.000   06/15/17        3,767,244
  5,000   New York City Ser A............................   7.000   08/01/07        5,625,950
  2,500   New York City Ser B............................   7.500   02/01/07        2,787,975
  5,000   New York City Ser C Rfdg.......................   6.500   08/01/04        5,377,200

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$   640   New York City Ser C Subser C1..................   7.500%  08/01/20   $      715,290
  6,860   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)......................................   7.500   08/01/20        7,903,475
  2,000   New York City Ser D Rfdg.......................   8.000   02/01/05        2,336,300
  2,200   New York City Ser E............................   5.700   08/01/08        2,242,042
  5,000   New York St Dorm Auth Rev City Univ Ser F......   5.500   07/01/12        4,944,700
  2,750   New York St Dorm Auth Rev Court Fac Lease Ser
          A..............................................   5.500   05/15/10        2,739,770
  2,295   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/11        2,327,864
  2,285   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser A..........................................   5.750   02/15/12        2,311,872
  4,000   New York St Dorm Auth Rev Mental Hlth Svcs Fac
          Ser B..........................................   5.500   08/15/17        3,869,800
  2,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          (Inverse Fltg).................................   8.579   04/01/20        2,725,000
  3,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Co Ser B (Inverse Fltg).....   9.442   07/01/26        3,611,250
  2,000   New York St Energy Resh & Dev Auth Pollutn Ctl
          Rev Niagara Mohawk Pwr Corp Ser A Rfdg (FGIC
          Insd)..........................................   7.200   07/01/29        2,270,940
  1,000   New York St Environmental Fac Corp Wtr Fac Rev
          Long Island Wtr Corp Proj A....................  10.000   10/01/17        1,031,620
  1,955   New York St Med Care Fac Fin Agy Rev Hosp &
          Nursing Home Mtg (FHA Gtd) (Prerefunded @
          02/15/99)......................................   7.250   02/15/09        2,086,493
    185   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A............................   7.750   08/15/11          206,553
  1,625   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser A (Prerefunded @ 02/15/01)...   7.750   08/15/11        1,838,184
    175   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C............................   7.300   02/15/21          192,505
  1,825   New York St Med Care Fac Fin Agy Rev Mental
          Hlth Svcs Fac Ser C (Prerefunded @ 08/15/01)...   7.300   02/15/21        2,057,103
  1,000   New York St Med Care Fac Fin Agy Rev North Genl
          Hosp...........................................   7.400   02/15/19        1,049,750
  9,720   New York St Thruway Auth Genl Rev Ser D........   5.500   01/01/14        9,790,081
  2,400   New York St Urban Dev Corp Rev Correctional Cap
          Fac Rfdg.......................................   5.625   01/01/07        2,458,200
 20,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A Rfdg (FSA Insd)......................   5.250   01/01/14       20,444,035
  2,000   New York St Urban Dev Corp Rev Fac (Prerefunded
          @ 04/01/01)....................................   7.500   04/01/20        2,254,640
  1,000   Port Auth NY & NJ Cons 95th Ser................   6.125   07/15/22        1,035,740
 28,500   Port Auth NY & NJ Cons 109th Ser...............   5.375   01/15/32       27,293,595
  3,125   Yonkers, NY Ser C (AMBAC Insd).................   5.125   08/01/09        3,104,031
                                                                               --------------
                                                                                  150,110,120
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          NORTH CAROLINA  0.6%
$ 3,000   Martin Cnty, NC Indl Fac & Pollutn Ctl Fin Auth
          Rev Solid Waste Weyerhaeuser Co................   5.650%  12/01/23   $    2,924,730
  3,000   North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
          Ser A Rfdg (MBIA Insd).........................   5.700   01/01/13        3,050,640
                                                                               --------------
                                                                                    5,975,370
                                                                               --------------
          OHIO  2.2%
    500   Cleveland, OH Pkg Fac Rev Impt (Prerefunded @
          09/15/02)......................................   8.000   09/15/12          586,925
    750   Coshocton Cnty, OH Solid Waste Disp Rev Stone
          Container Corp Proj Rfdg.......................   7.875   08/01/13          797,055
  1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
          Hall...........................................   7.300   11/15/23        1,036,970
    435   Fairfield, OH Econ Dev Rev Beverly Enterprises
          Inc Proj Rfdg..................................   8.500   01/01/03          472,780
  2,045   Montgomery Cnty, OH Hosp Rev Dayton Osteopathic
          Hosp Proj Rfdg.................................   6.000   12/01/12        2,029,867
  7,540   Ohio Hsg Fin Agy Single Family Mtg Rev Ser B
          (Inverse Fltg) (GNMA Collateralized)...........   9.669   03/31/31        8,237,450
  1,000   Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partnership Proj Rfdg (AMBAC Insd).........   6.375   04/01/29        1,054,160
  4,000   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   8.250   10/01/14        3,940,360
  1,500   Ohio St Solid Waste Rev Republic Engineered
          Steels Proj....................................   9.000   06/01/21        1,532,715
  1,500   Sandusky Cnty, OH Hosp Fac Rev Mem Hosp Proj
          Rfdg...........................................   7.750   12/01/09        1,505,115
                                                                               --------------
                                                                                   21,193,397
                                                                               --------------
          OKLAHOMA  1.4%
  7,685   Grand River Dam Auth OK Rev....................   5.000   06/01/12        7,429,781
  1,980   McAlester, OK Pub Wks Auth Rev Rfdg & Impt (FSA
          Insd)..........................................   5.250   12/01/22        1,895,593
  2,665   Oklahoma Hsg Fin Agy Single Family Rev Mtg
          Class B (GNMA Collateralized)..................   7.997   08/01/18        2,987,785
  1,000   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc............................................   7.600   12/01/30        1,091,020
                                                                               --------------
                                                                                   13,404,179
                                                                               --------------
          OREGON  0.3%
  2,000   Oregon St Econ Dev Rev Georgia Pacific Corp....   6.350   08/01/25        2,059,540
    500   Salem, OR Hosp Fac Auth Rev Cap Manor Inc......   7.500   12/01/24          526,285
                                                                               --------------
                                                                                    2,585,825
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA  4.5%
$   500   Chartiers Vly, PA Indl & Commercial Dev Auth
          First Mtg Rev..................................   7.250%  12/01/11   $      512,900
  5,000   Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
          Rev (AMBAC Insd) (b)...........................   5.650   05/15/20        4,880,550
  1,750   Emmaus, PA Genl Auth Rev Ser A (BIGI Insd).....   8.150   05/15/18        1,834,315
  2,500   Emmaus, PA Genl Auth Rev Ser C (BIGI Insd).....   7.900   05/15/18        2,639,900
  1,000   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev
          United Church of Christ Homes Rfdg.............   6.750   10/01/10        1,014,290
    955   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........   8.000   08/01/12        1,003,094
  1,315   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross
          Rev Rfdg.......................................   7.875   12/01/13        1,390,060
  1,500   McKean Cnty, PA Hosp Auth Hosp Rev Bradford
          Hosp Proj (Crossover Rfdg @ 10/01/00)..........   8.875   10/01/20        1,714,920
  2,000   McKeesport, PA Hosp Auth Rev McKeesport Hosp
          Proj Rfdg......................................   6.500   07/01/08        2,065,120
  3,000   Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev (Embedded Swap) (AMBAC Insd)...............   7.450   06/01/12        3,153,300
  1,000   Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev......................................   6.300   01/01/13          977,210
  1,000   Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery.......................................   7.500   01/01/12        1,088,080
  8,740   Pennsylvania St Ctfs Partn Ser A Rfdg (AMBAC
          Insd)..........................................   5.000   07/01/15        8,254,143
    500   Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Hahnemann Univ Proj (Prerefunded @
          07/01/99) (MBIA Insd)..........................   7.200   07/01/19          538,480
  3,150   Philadelphia, PA Auth for Indl Dev Coml Dev
          Philadelphia Arpt Rev Rfdg.....................   7.750   12/01/17        3,432,429
    685   Philadelphia, PA Hosp & Higher Edl Fac Auth
          Hosp Rev.......................................   7.250   03/01/24          680,979
  1,450   Ridley Park, PA Hosp Auth Rev Hosp Auth Rev Ser
          1993A..........................................   6.000   12/01/13        1,435,892
  1,000   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Allied Svcs Rehab Hosp Ser A...................   7.375   07/15/08        1,077,290
    500   Scranton Lackawanna, PA Hlth & Welfare Auth Rev
          Moses Taylor Hosp Proj (Prerefunded @
          07/01/01)......................................   8.250   07/01/09          576,355
  4,230   Southeastern PA Trans Auth (FGIC Insd).........   5.450   03/01/11        4,283,256
  1,000   Washington Cnty, PA Hosp Auth Rev Hosp
          Canonsburg Genl Hosp Rfdg......................   7.350   06/01/13          993,250
                                                                               --------------
                                                                                   43,545,813
                                                                               --------------
          RHODE ISLAND  0.5%
  2,000   Providence, RI Redev Agy Ctfs Partn Ser A......   8.000   09/01/24        2,168,980
  2,345   Rhode Island Hsg & Mtg Fin Corp Rental Hsg Pgm
          Ser B (FHA Gtd)................................   7.950   10/01/30        2,485,325
    600   West Warwick, RI Ser A.........................   7.300   07/15/08          648,846
                                                                               --------------
                                                                                    5,303,151
                                                                               --------------

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          SOUTH CAROLINA  0.4%
$ 3,000   Charleston Cnty, SC Arpt Dist Rfdg (MBIA
          Insd)..........................................   4.750%  07/01/15   $    2,703,660
  1,070   Piedmont Muni Pwr Agy SC Elec Rev..............   5.000   01/01/25          944,371
                                                                               --------------
                                                                                    3,648,031
                                                                               --------------
          SOUTH DAKOTA  0.1%
  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron
          Regl Med Cent..................................   7.250   04/01/20        1,067,610
    150   South Dakota St Hlth & Edl Fac Auth Rev Sioux
          Vly Hosp.......................................   7.625   11/01/13          164,009
                                                                               --------------
                                                                                    1,231,619
                                                                               --------------
          TENNESSEE  0.2%
  2,000   Springfield, TN Hlth & Edl Jesse Holman Jones
          Hosp Proj......................................   8.500   04/01/24        2,175,040
                                                                               --------------
          TEXAS  5.0%
  1,000   Austin, TX Arpt Sys Rev Prior Lien Ser A (MBIA
          Insd)..........................................   6.125   11/15/25        1,030,890
  1,000   Austin, TX Util Sys Rev Rfdg (AMBAC Insd)
          (a)............................................   6.500   11/15/05        1,087,820
    500   Baytown, TX Pptys Mgmt & Dev Corp Ser A (FNMA
          Collateralized)................................   6.100   08/15/21          507,855
    150   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
          Proj...........................................   9.250   07/01/08          163,290
    500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp...........................   7.000   05/01/21          587,540
  1,500   Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev Saint
          Luke's Lutheran Hosp (Prerefunded @
          05/01/03)......................................   7.900   05/01/18        1,743,465
    355   Bexar Cnty, TX Hsg Fin Corp Rev Ser A (GNMA
          Collateralized)................................   8.200   04/01/22          373,645
    520   Bexar Cnty, TX Hsg Fin Corp Rev Ser B (GNMA
          Collateralized)................................   9.250   04/01/16          536,801
  1,675   Cedar Hill, TX Indpt Sch Dist Cap Apprec
          Rfdg...........................................       *   08/15/15          585,211
    625   Clear Creek, TX Indpt Sch Dist (Prerefunded @
          02/01/01)......................................   6.250   02/01/11          664,544
    250   Coastal Wtr Auth TX Conveyance Sys Rev (AMBAC
          Insd)..........................................   6.250   12/15/17          267,860
    940   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
          Rev American Airls Inc.........................   7.500   11/01/25        1,013,611
    250   El Paso, TX Hsg Auth Multi-Family Rev Ser A....   6.250   12/01/09          257,148
    110   Galveston, TX Ppty Fin Auth Single Family Mtg
          Rev Ser A......................................   8.500   09/01/11          119,054
    250   Guadalupe Blanco River Auth TX Indl Dev Corp
          Pollutn Ctl Rev................................   6.350   07/01/22          266,023
  1,250   Harris Cnty, TX Hlth Fac Dev Corp Mem Hosp Sys
          Proj Rfdg......................................   7.125   06/01/15        1,406,575
    100   Harris Cnty, TX Hsg Fin Corp Single Family Hsg
          Rev 1983 Ser A.................................  10.375   07/15/14          100,353
    250   Harris Cnty, TX Muni Util Dist No 120
          (Prerefunded @ 08/01/01).......................   8.000   08/01/14          282,463
    375   Harris Cnty, TX Sch Hlthcare Corp Sys Rev
          (Prerefunded @ 07/01/01).......................   7.100   07/01/21          418,312
    680   Houston, TX Hsg Fin Corp Single Family Mtg Rev
          Ser A Rfdg (FSA Insd)..........................   5.950   12/01/10          696,327
    250   Lockhart, TX Correctional Fac Fin Corp Rev
          (MBIA Insd)....................................   6.625   04/01/12          266,138

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          TEXAS (CONTINUED)
$ 5,500   Lower Colorado Rvr Auth TX Polltn Ctrl Rev
          Samsung Austin Semiconductor...................   6.375%  04/01/27   $    5,657,465
    500   Mission Bend Muni Util Dist No 2 TX............  10.000   09/01/98          531,980
    145   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg
          Rev Woodlands Med Cent Proj Rfdg (Prerefunded @
          08/15/99)......................................   8.850   08/15/14          158,605
  3,500   North Central TX Hlth Fac Dev Corp Rev
          Presbyterian Hlthcare Sys Ser C (Inverse Fltg)
          (Prerefunded @ 06/19/01) (MBIA Insd)...........  9.345..  06/22/21        4,169,375
    750   Northwest Harris Cnty, TX Muni Util Dist No 23
          (Prerefunded @ 04/01/01).......................   8.100   10/01/15          844,485
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys
          Rev............................................   6.750   10/01/14          965,830
  1,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev
          Ser A Rfdg.....................................   6.250   10/01/17          909,780
  5,000   Sam Rayburn, TX Muni Pwr Agy Pwr Supply Sys Rev
          Ser B Rfdg.....................................   5.500   10/01/20        4,058,750
    250   San Antonio, TX Hlth Fac Dev Corp Rev Encore
          Nursing Cent Partn.............................   8.250   12/01/19          276,295
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt....................................   7.000   05/15/28          268,048
    250   Tarrant Cnty, TX Hlth Fac Dev Corp Hosp Rev
          Rfdg & Impt (Prerefunded @ 05/15/03)...........   7.000   05/15/28          283,907
    271   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/09          278,815
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/19          515,025
    500   Texas Genl Svcs Cmnty Partn Interests Office
          Bldg & Land Acquisition Proj...................   7.000   08/01/24          515,025
    935   Texas Genl Svcs Cmnty Partn Lease Purchase
          Ctfs...........................................   7.500   02/15/13          950,093
    115   Texas Hsg Agy Single Family Mtg Rev Ser A
          Rfdg...........................................   7.150   09/01/12          120,636
  5,250   Texas St Dept Hsg & Cmnty Affairs Home Mtg Rev
          Coll Ser C Rfdg (Inverse Fltg) (GNMA
          Collateralized)................................   9.612   07/02/24        6,339,375
    305   Texas St Higher Edl Brd College Sr Lien........   7.700   10/01/25          323,959
  4,025   Texas St Higher Edl Coordinating Brd College
          Student Ln.....................................   7.850   10/01/25        3,597,303
    250   Texas St Rfdg..................................   6.500   12/01/21          266,300
  1,000   Texas St Veterans Hsg Assist...................   6.800   12/01/10        1,056,130
  1,300   Texas St Veterans Hsg Assist (MBIA Insd).......   6.800   12/01/23        1,367,873
  2,250   West Side Calhoun Cnty, TX Navig Dist Solid
          Waste Disp Union Carbide Chem & Plastics.......   8.200   03/15/21        2,505,712
                                                                               --------------
                                                                                   48,335,691
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          UTAH  2.8%
$ 3,120   Bountiful, UT Hosp Rev South Davis Cmnty Hosp
          Proj...........................................   9.500%  12/15/18   $    3,505,414
  1,340   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/15        1,349,970
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   8.000   09/01/20        1,018,570
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
          Proj...........................................   7.800   09/01/25        1,003,400
  1,850   Intermountain Pwr Agy UT Pwr Supply Rev Ser
          86B............................................   5.000   07/01/16        1,697,874
  3,650   Intermountain Pwr Agy UT Pwr Supply Rev Ser B
          Rfdg...........................................   7.750   07/01/20        3,843,194
 11,000   Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
          (Embedded Swap)................................   6.720   02/15/12       11,866,910
  1,065   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A1
          (FHA Gtd)......................................   7.100   07/01/14        1,133,053
  1,430   Utah St Hsg Fin Agy Single Family Mtg Sr Ser A2
          (FHA Gtd)......................................   7.200   01/01/27        1,520,977
                                                                               --------------
                                                                                   26,939,362
                                                                               --------------
          VIRGINIA  1.9%
  2,000   Fairfax Cnty, VA Park Auth Park Fac Rev........   6.625   07/15/14        2,117,280
  3,500   Fredericksburg, VA Indl Dev Auth Hosp Fac Rev
          (Prerefunded @ 08/15/01) (FGIC Insd)...........   6.600   08/15/23        3,846,745
  2,080   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.800   03/01/14        2,289,310
  1,000   Loudoun Cnty, VA Ctfs Partn (FSA Insd).........   6.900   03/01/19        1,106,200
  5,000   Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
          Hosp Carilion Hlth Sys Ser B Rfdg (MBIA
          Insd)..........................................   4.700   07/01/20        5,051,550
  1,000   Virginia Port Auth Comwlth Port Fund Rev.......   8.200   07/01/08        1,053,740
  2,650   Virginia St Pub Bldg Auth Ser A................   5.500   08/01/16        2,669,663
                                                                               --------------
                                                                                   18,134,488
                                                                               --------------
          WASHINGTON  2.9%
 10,000   King Cnty, WA Ser B............................   5.900   12/01/14       10,269,900
  2,000   King Cnty, WA Ser D............................   5.700   12/01/10        2,079,600
  1,000   Port Walla Walla, WA Pub Corp Solid Waste
          Recycling Rev Ponderosa Fibres Proj............   9.125   01/01/26          767,600
  1,250   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev (FGIC Insd)...........................   7.125   07/01/16        1,490,088
  3,555   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 1 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15        3,484,753
  2,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev (Prerefunded @ 01/01/01)..............   7.625   07/01/10        2,246,140
  1,000   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev (Prerefunded @ 07/01/00)..............   7.375   07/01/12        1,104,110
  2,500   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 2 Rev Rfdg (Prerefunded @ 07/01/00).........   7.000   07/01/12        2,734,100
  3,750   Washington St Pub Pwr Supply Sys Nuclear Proj
          No 3 Rev Ser C Rfdg (FSA Insd).................   5.375   07/01/15        3,642,637
                                                                               --------------
                                                                                   27,818,928
                                                                               --------------


                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon   Maturity    Market Value
---------------------------------------------------------------------------------------------
          WEST VIRGINIA  0.8%
$ 6,750   South Charleston, WV Indl Dev Rev Union Carbide
          Chem & Plastics Ser A..........................   8.000%  08/01/20   $    7,279,335
                                                                               --------------
          WISCONSIN  1.2%
    750   Jefferson, WI Swr Sys Wtrwrks & Elec Sys Mtg
          Rev (Prerefunded @ 07/01/01)...................   7.400   07/01/16          832,770
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/21          311,987
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/22          294,338
  1,250   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/23          277,650
  1,000   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/26          189,280
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/27          616,700
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev..................................       *   12/15/28          582,365
  3,500   Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev (MBIA Insd)......................       *   12/15/29          549,920
  2,440   Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Rfdg (Inverse Fltg)........................  10.006   10/25/22        2,693,150
    600   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn......................................   7.200   11/01/05          604,542
  1,800   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
          Hosp Assn......................................   7.875   11/01/22        1,827,504
  1,000   Wisconsin St Hlth & Edl Fac Auth Rev United
          Lutheran Proj Aging Inc........................   8.500   03/01/19        1,046,140
  2,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home
          Proj...........................................   7.500   07/01/26        2,069,100
                                                                               --------------
                                                                                   11,895,446
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $879,568,701).......................................................      939,373,544
SHORT-TERM INVESTMENTS  1.7%
  (Cost $15,800,000)........................................................       15,800,000
                                                                               --------------
TOTAL INVESTMENTS  98.8%
  (Cost $895,368,701).......................................................      955,173,544
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.................................       12,002,036
                                                                               --------------
NET ASSETS  100.0%..........................................................   $  967,175,580
                                                                               ==============


*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open option and open futures transactions.

(c) Non-Income producing security.

(d) Security purchased on a when issued basis. The security's coupon, which fluctuates based upon an index, will be determined upon the settlement of the purchase.
                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $895,368,701).......................  $955,173,544
Cash........................................................       154,140
Receivables:
  Investments Sold..........................................    21,098,594
  Interest..................................................    11,400,171
  Fund Shares Sold..........................................       524,911
  Variation Margin on Futures...............................        13,960
                                                              ------------
      Total Assets..........................................   988,365,320
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    14,104,745
  Income Distributions......................................     4,429,429
  Distributor and Affiliates................................       981,846
  Fund Shares Repurchased...................................       812,858
  Investment Advisory Fee...................................       387,078
Options at Market Value (Net premiums received of
  $548,636).................................................       246,094
Deferred Compensation and Retirement Plans..................       132,611
Accrued Expenses............................................        95,079
                                                              ------------
      Total Liabilities.....................................    21,189,740
                                                              ------------
NET ASSETS..................................................  $967,175,580
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $928,803,291
Net Unrealized Appreciation.................................    59,862,871
Accumulated Undistributed Net Investment Income.............       491,351
Accumulated Net Realized Loss...............................   (21,981,933)
                                                              ------------
NET ASSETS..................................................  $967,175,580
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $751,355,790 and 48,991,662 shares of
      beneficial interest issued and outstanding)...........  $      15.34
    Maximum sales charge (4.75%* of offering price).........           .76
                                                              ------------
    Maximum offering price to public........................  $      16.10
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $203,968,786 and 13,299,947 shares of
      beneficial interest issued and outstanding)...........  $      15.34
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $11,851,004 and 773,454 shares of
      beneficial interest issued and outstanding)...........  $      15.32
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 32,363,608
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,343,649
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $962,384, $1,021,576 and $61,316,
  respectively).............................................     2,045,276
Shareholder Services........................................       471,055
Legal.......................................................        74,775
Custody.....................................................        68,135
Trustees Fees and Expenses..................................        25,485
Other.......................................................       213,971
                                                              ------------
    Total Expenses..........................................     5,242,346
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 27,121,262
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments (Including reorganization and restructuring
    costs of $121,054)......................................  $  6,016,868
  Options...................................................    (1,030,527)
  Futures...................................................       955,948
                                                              ------------
Net Realized Gain...........................................     5,942,289
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    60,847,273
                                                              ------------
  End of the Period:
    Investments.............................................    59,804,843
    Options.................................................       302,542
    Futures.................................................      (244,514)
                                                              ------------
                                                                59,862,871
                                                              ------------
Net Unrealized Depreciation During the Period...............      (984,402)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  4,957,887
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 32,079,149
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1997 and
                  the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    June 30, 1997     December 31, 1996
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $  27,121,262     $   58,599,526
Net Realized Gain................................        5,942,289         15,529,569
Net Unrealized Depreciation During the Period....         (984,402)       (34,930,300)
                                                     -------------     --------------
Change in Net Assets from Operations.............       32,079,149         39,198,795
                                                     -------------     --------------
Distributions from Net Investment Income:
  Class A Shares.................................      (21,939,224)       (46,362,424)
  Class B Shares.................................       (5,049,307)       (10,564,184)
  Class C Shares.................................         (303,625)          (607,911)
                                                     -------------     --------------
    Total Distributions..........................      (27,292,156)       (57,534,519)
                                                     -------------     --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................        4,786,993        (18,335,724)
                                                     -------------     --------------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold........................      287,817,342        448,529,529
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       11,623,555         29,896,737
Cost of Shares Repurchased.......................     (353,294,262)      (511,329,514)
                                                     -------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................      (53,853,365)       (32,903,248)
                                                     -------------     --------------
TOTAL DECREASE IN NET ASSETS.....................      (49,066,372)       (51,238,972)
NET ASSETS:
Beginning of the Period..........................    1,016,241,952      1,067,480,924
                                                     -------------     --------------
End of the Period (Including accumulated
  undistributed net investment income of $491,351
  and $662,245, respectively)....................    $ 967,175,580     $1,016,241,952
                                                     =============     ==============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                 Year Ended December 31,
                                     Six Months Ended     -------------------------------------
Class A Shares                         June 30, 1997       1996      1995      1994      1993
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................  $15.267           $15.549   $14.261   $16.164   $15.310
                                        -------           -------   -------   -------   -------
  Net Investment Income...............     .427              .898      .874      .886      .964
  Net Realized and Unrealized
    Gain/Loss.........................     .071             (.298)    1.296    (1.907)     .862
                                        -------           -------   -------   -------   -------
Total from Investment Operations......     .498              .600     2.170    (1.021)    1.826
Less Distributions from Net Investment
  Income..............................     .429              .882      .882      .882      .972
                                        -------           -------   -------   -------   -------
Net Asset Value, End of the Period....  $15.336           $15.267   $15.549   $14.261   $16.164
                                        =======           =======   =======   =======   =======
Total Return (a)......................    3.33%*            4.07%    15.61%    (6.37%)   12.20%
Net Assets at End of the Period (In
  millions)...........................   $751.4            $792.3    $839.7    $495.8    $597.6
Ratio of Expenses to Average Net
  Assets..............................     .90%              .94%      .99%      .99%      .87%**
Ratio of Net Investment Income to
  Average Net Assets..................    5.66%             5.93%     5.86%     5.93%     6.08%**
Portfolio Turnover....................      46%*              73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

 *Non-Annualized.

**If certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been .98% and 5.97%, respectively, for the year ended December 31, 1993.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                              Year Ended December 31,
                                    Six Months Ended   -------------------------------------
Class B Shares                       June 30, 1997      1996      1995      1994      1993
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................     $15.267        $15,549   $14.261   $16.139   $15.308
                                        -------        -------   -------   -------   -------
  Net Investment Income............        .369           .783      .762      .780      .852
  Net Realized and Unrealized
    Gain/Loss......................        .072          (.297)    1.294    (1.890)     .845
                                        -------        -------   -------   -------   -------
Total from Investment Operations...        .441           .486     2.056    (1.110)    1.697
Less Distributions from Net
  Investment Income................        .372           .768      .768      .768      .866
                                        -------        -------   -------   -------   -------
Net Asset Value, End of the
  Period...........................     $15.336        $15.267   $15.549   $14.261   $16.139
                                        =======        ========  ========  ========  ========
Total Return (a)...................       2.94%*         3.29%    14.74%    (6.96%)   11.33%
Net Assets at End of the Period (In
  millions)........................      $204.0         $211.0    $216.6    $158.7    $168.2
Ratio of Expenses to Average Net
  Assets...........................       1.65%          1.70%     1.73%     1.70%     1.65%**
Ratio of Net Investment Income to
  Average Net Assets...............       4.91%          5.17%     5.09%     5.22%     5.19%**
Portfolio Turnover.................         46%*           73%       61%       75%       82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

 *Non-Annualized

**If certain expenses had not been assumed by VKAC, the Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets would have been 1.73% and 5.11%, respectively, for the year ended December 31, 1993.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                   August 13, 1993
                                                    Year Ended December 31,       (Commencement of
                             Six Months Ended    -----------------------------    Distribution) to
Class C Shares                June 30, 1997       1996       1995       1994     December 31, 1993
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............    $ 15.254        $ 15.545   $ 14.262    $16.141        $15.990
                                --------        --------   --------    -------        -------
  Net Investment Income.....        .369            .782       .771       .783           .300
  Net Realized and
    Unrealized Gain/Loss....        .071           (.305)     1.280     (1.894)          .171
                                --------        --------   --------    -------        -------
Total from Investment
  Operations................        .440            .477      2.051     (1.111)          .471
Less Distributions from Net
  Investment Income.........        .372            .768       .768       .768           .320
                                --------        --------   --------    -------        -------
Net Asset Value, End of the
  Period....................    $ 15.322        $ 15.254   $ 15.545    $14.262        $16.141
                                ========        ========   ========    =======        =======
Total Return (a)............       2.94%*          3.16%     14.74%     (6.97%)         2.96%*
Net Assets at End of the
  Period (In millions)......        $11.9          $12.9      $11.2       $3.9           $4.1
Ratio of Expenses to Average
  Net Assets (b)............       1.67%           1.70%      1.72%      1.74%          1.85%
Ratio of Net Investment
  Income to Average Net
  Assets (b)................       4.89%           5.17%      5.24%      5.19%          3.95%
Portfolio Turnover..........         46%*            73%        61%        75%            82%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

*Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $28,118,805 which will expire between December 31, 2002 and December 31, 2003. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sale transactions and the capitalization for tax purposes of reorganization and restructuring costs.
    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $895,394,367; the aggregate gross unrealized appreciation is $71,036,648 and the aggregate gross unrealized depreciation is $11,199,443, resulting in net unrealized appreciation including open option and futures transactions of $59,837,205.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .50 of 1%
Over $500 million.......................................     .45 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $35,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $84,300 representing Van Kampen American Capital Distributors, Inc.'s or

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $357,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.
    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.
    At June 30, 1997, VKAC owned 6,894 Class A shares of the Fund.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $715,399,633, $201,756,136 and
$11,647,522 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                              SHARES          VALUE
-----------------------------------------------------------------------
Sales:
  Class A.................................   18,404,838   $ 278,717,862
  Class B.................................      509,066       7,730,614
  Class C.................................       90,201       1,368,866
                                            -----------   -------------
Total Sales...............................   19,004,105   $ 287,817,342
                                            ===========   =============
Dividend Reinvestment:
  Class A.................................      611,112   $   9,267,531
  Class B.................................      146,928       2,228,227
  Class C.................................        8,433         127,797
                                            -----------   -------------
Total Dividend Reinvestment...............      766,473   $  11,623,555
                                            ===========   =============
Repurchases:
  Class A.................................  (21,923,811)  $(332,840,608)
  Class B.................................   (1,175,823)    (17,842,537)
  Class C.................................     (172,011)     (2,611,117)
                                            -----------   -------------
Total Repurchases.........................  (23,271,645)  $(353,294,262)
                                            ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $760,254,848, $209,639,832 and
$12,761,976 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES          VALUE
----------------------------------------------------------------------------------
Sales:
  Class A..........................................     27,650,131   $ 418,053,766
  Class B..........................................      1,641,964      24,779,007
  Class C..........................................        375,923       5,696,756
                                                       -----------   -------------
Total Sales........................................     29,668,018   $ 448,529,529
                                                       ===========   =============
Dividend Reinvestment:
  Class A..........................................      1,572,959   $  23,855,458
  Class B..........................................        375,855       5,699,914
  Class C..........................................         22,531         341,365
                                                       -----------   -------------
Total Dividend Reinvestment........................      1,971,345   $  29,896,737
                                                       ===========   =============
Repurchases:
  Class A..........................................    (31,326,699)  $(474,926,518)
  Class B..........................................     (2,128,006)    (32,268,288)
  Class C..........................................       (272,810)     (4,134,708)
                                                       -----------   -------------
Total Repurchases..................................    (33,727,515)  $(511,329,514)
                                                       ===========   =============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................           4.00%      1.00%
Second.............................................           3.75%       None
Third..............................................           3.50%       None
Fourth.............................................           2.50%       None
Fifth..............................................           1.50%       None
Sixth..............................................           1.00%       None
Seventh and Thereafter.............................            None       None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $54,000 and CDSC on redeemed shares of approximately $248,800. Sales charges do not represent expenses of the Fund.

    On October 25, 1996, the Fund acquired all of the assets and liabilities of the Van Kampen American Capital Texas Tax Free Income Fund (the "TX Fund"), through a tax free reorganization approved by TX Fund shareholders on October 15, 1996. The Fund issued 605,902, 421,195 and 53,444 shares of Classes A, B and C valued at $9,179,415, $6,381,107 and $809,140, respectively, in exchange for TX Fund's net assets. Shares issued in connection with this reorganization are included in common share sales for the current period. Combined net assets on the day of acquisition were $1,003,018,474.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $446,079,383 and $525,253,397, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.
    Transactions in options for the six months ended June 30, 1997, were as follows:

                                                  Contracts     Premium
-------------------------------------------------------------------------
Outstanding at December 31, 1996................      750     $  (659,624)
Options Written and Purchased (Net).............    6,100        (947,274)
Options Terminated in Closing Transactions
  (Net).........................................   (3,150)        758,624
Options Expired (Net)...........................   (2,950)      1,396,910
                                                   ------     -----------
Outstanding at June 30, 1997....................      750     $   548,636
                                                  =======     ===========

    The related futures contracts of the outstanding option transactions as of June 30, 1997, and the description and market value are as follows:

                                                                       Market
                                                    Exp. Month/        Value
                                      Contracts    Exercise Price    of Options
-------------------------------------------------------------------------------
U.S. Treasury Bond Futures
  September 1997 - Written Puts
  (Current notional value of
  $111,063 per contract)............     750          Sep./112       $(246,094)
                                         ===                         =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                             Contracts
----------------------------------------------------------------------
Outstanding at December 31, 1996...........................       251
Futures Opened.............................................     7,609
Futures Closed.............................................    (6,410)
                                                              -------
Outstanding at June 30, 1997...............................     1,450
                                                             ========

    The futures contracts outstanding at June 30, 1997, and the descriptions and unrealized appreciation/depreciation are as follows:

                                                 UNREALIZED
                                                APPRECIATION/
                                    CONTRACTS   DEPRECIATION
-------------------------------------------------------------
Long Contracts - U.S. Treasury
  Bond Futures
  September 1997
  (Current notional value $111,063
  per contract)...................      650       $ 661,942
Short Contracts - Municipal Bond
  Index Futures
  September 1997
  (Current notional value $116,500
  per contract)...................      800        (906,456)
                                      -----       ---------
                                      1,450       $(244,514)
                                    =======       =========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $808,400.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 39,816,469 shares voted for the proposal, 560,978 shares voted against and 1,802,615 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 41,424,902 shares voted in his favor and 755,160 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 41,422,174 shares voted in his favor and 757,888 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 41,420,703 shares voted in her favor and 759,358 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 41,408,967 shares voted in his favor and 771,095 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 41,407,376 shares voted in his favor and 772,686 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 41,425,917 shares voted in his favor and 754,145 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 41,418,480 shares voted in his favor and 761,582 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 41,415,701 shares voted in his favor and 764,361 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 41,411,703 shares voted in his favor and 768,359 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 41,413,430 shares voted in his favor and 766,631 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 40,396,192 shares voted for the proposal, 233,442 shares voted against and 1,550,428 shares abstained.

               VAN KAMPEN AMERICAN CAPITAL MUNICIPAL INCOME FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Portfolio Highlights.............................  4
Portfolio Management Review......................  5
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17

INF SAR 8/97

                             LETTER TO SHAREHOLDERS




July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean                     [PHOTO]
Witter, Discover & Co. agreed to
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,          DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the best level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.

                                                           Continued on page two

    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly 4 percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 9.09 percent yield on taxable securities for investors in the 39.6 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting imbalances in the way assets have grown to be allocated between stock, bond, and cash funds.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

     VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on NAV(1)...     2.75%      2.39%      2.29%
Six-month total return(2)................    (0.56%)    (0.61%)     1.29%
One-year total return(2).................     3.65%      3.42%      5.32%
Life-of-Fund average annual total
return(2)................................     5.50%      5.62%      4.21%
Commencement date........................  05/28/93   05/28/93   10/19/93

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.48%      3.92%      3.93%
Taxable equivalent distribution
rate(4)..................................     7.00%      6.13%      6.14%
SEC Yield(5).............................     3.97%      3.35%      3.38%

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 3.83%, 3.21% and 3.24% for Classes A, B and C, respectively.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The share value of the Fund will generally fluctuate more than the value of short-term investments particularly if there is a rise in short-term rates.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

      VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

 TOP TEN STATES AS OF JUNE 30, 1997

                         PERCENTAGE OF FUND'S
                         LONG-TERM INVESTMENTS
Illinois...............  13.3%
New York...............  9.2%
California.............  8.5%
Florida................  7.6%
Ohio...................  6.9%
New Jersey.............  6.9%
Arizona................  5.6%
Utah...................  5.6%
Missouri...............  5.5%
Georgia................  4.8%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1997                                 AS OF DECEMBER 31, 1996
AAA........... 20.1%                                AAA............... 45.1%
AA............  2.0%                                AA................  7.4%
A.............  2.4%        [PIE CHART]             A.................  7.7%        [PIE CHART]
BBB........... 27.6%                                BBB............... 29.1%
BB............  9.7%                                BB................  2.5%
Non-Rated..... 38.2%                                Non-Rated.........  8.2%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

 AS OF JUNE 30, 1997                                AS OF DECEMBER 6, 1996
Health Care..................  21.3%                Health Care...............  20.8%
Multi-Family Housing.........  16.0%                Multi-Family Housing......  15.3%
Industrial Revenue...........  14.7%                General Purpose...........  13.7%
General Purpose..............  13.1%                Industrial Revenue........   9.0%
Airport......................   9.9%                Other Care................   8.1%

 DURATION

          AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration       6.26 years                     6.51 years

                         PORTFOLIO MANAGEMENT REVIEW
     VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Intermediate Term Municipal Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.


   Q WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THE FIRST HALF OF THIS YEAR?

   A The actions of the Federal Reserve Board during the period had a major impact on the fixed-income market. The Fed pre-emptively tightened rates in March in response to improving economic data. Later, data showing a tempering of economic activity led to a bond market rally and no further change in rates by the Fed at its May meeting.
      The most significant condition impacting the municipal market during the period was the rising number of insured bonds that came to market. Insured issuance has grown steadily, and now amounts to nearly 55 percent of all new issue municipal bonds. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Drastic cuts in insurance costs over the past four years have made yields on insured offerings much more attractive when compared to those of the riskier lower-rated securities. The scarcity of the lower- and non-rated bonds makes it difficult to achieve the higher yields necessary to maintain consistently high dividends.

   Q HAS THE FUND'S PERFORMANCE SUFFERED FROM THE TIGHT SUPPLY OF HIGHER-YIELDING SECURITIES?

   A To some extent, yes. While we have been able to find and purchase municipal bonds with attractive yields that maintain a positive influence on the Fund's total return and dividend-paying ability, we have been forced to work a little harder to achieve our goals.
      For the six months ended June 30, 1997, the Fund generated a total return of 2.75 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 3.20 percent over the same period. Please keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
      The Fund's net asset value closed the reporting period at $10.25 per Class A share, up from $10.21 per share six months ago. The Fund's tax-exempt distribution rate for Class A shares as of June 30, 1997, was 4.48 percent(3), representing a taxable-equivalent distribution rate of 7.00 percent(4) for an investor in the 36 percent federal income tax bracket. Please refer to the chart on page three for additional Fund performance results.

   Q  TO WHAT WOULD YOU ATTRIBUTE THE FUND'S SUCCESS?

   A We have always managed the portfolio with long-term performance in mind. We strive for consistency, and we focus on providing relative net asset value stability and a competitive dividend yield. It is an approach that has worked well for us throughout a wide range of market conditions.
      We are also supported by a very strong research team and a research philosophy that has proven itself over the long term. With analysts in four regions of the country--based in southern California, Chicago, Houston, and Boston--we are able to get a better read on regional economies and build strong relationships and information networks among the issuers and traders we deal with on a daily basis. This gives us a head start in identifying attractive high-yielding municipal bond issues.

   Q  WHAT CHANGES TO THE FUND DID YOU MAKE DURING THE PERIOD?

   A The first six months of 1997 concluded with competitive performance. Our emphasis over the period was directed toward swapping out of longer duration, higher-quality holdings and increasing exposure in shorter duration, lower-rated bonds. Because the Fund seeks to provide income and yield, the shorter duration and lower-rated bonds help us continually boost the yield and maintain the relatively high dividend.
      We continue to keep the Fund well diversified, with no more than 25 percent of assets in any one sector. Health care continues to be our largest sector concentration. This is due to our strong emphasis on research in the industry that enables us to identify value in health care bonds. Non-hospital health-care issues senior citizen residences, nursing homes and assisted care centers--are very attractive and provide excellent yield opportunities. For additional Fund portfolio highlights, please refer to page four.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We anticipate that the supply of uninsured, higher-yielding bonds will continue to be an issue as we enter the second half of 1997. As a result, we will rely heavily on our research team to find the most attractive and appropriate high-yielding bonds to add to the Fund.
      We will closely monitor any new developments in the financial markets and in Washington in order to evaluate their potential impact on the Fund. Regardless of what happens, we feel confident that we have positioned the Fund for solid, consistent performance. The Fund will be managed in a manner consistent with the philosophy we have applied since the Fund's inception, as we seek to achieve our objective of providing shareholders with a high level of current income exempt from federal income taxes.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments
Timothy D. Haney

[SIG]
Timothy D. Haney

Portfolio Manager

                                              Please see footnotes on page three

                           PORTFOLIO OF INVESTMENTS

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
           MUNICIPAL BONDS
           ALABAMA  1.5%
$   500    West Jefferson Cnty, AL Amusement & Pub Pk
           Auth............................................   7.500%   12/01/08  $   503,230
                                                                                 -----------
           ALASKA  0.8%
    250    Seward, AK Rev AK Sealife Cent Proj.............   7.100    10/01/05      257,773
                                                                                 -----------
           ARIZONA  5.7%
    500    Maricopa Cnty, AZ Indl Dev Auth Senior Living
           Fac Rev.........................................   7.250    04/01/05      502,710
  1,245    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
           Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10    1,380,630
                                                                                 -----------
                                                                                   1,883,340
                                                                                 -----------
           CALIFORNIA  8.6%
    360    California Edl Fac Auth Rev Pacific Grad
           School..........................................   6.950    11/01/07      357,419
  1,000    California St (AMBAC Insd)......................   6.400    09/01/08    1,130,990
    240    Del Mar, CA Race Track Auth Rev Rfdg............   6.000    08/15/06      247,200
    500    Los Angeles Cnty, CA Ctfs Partn.................   6.100    11/01/01      524,940
    555    Pleasanton, CA Jt Pwrs Fin Auth Rev Reassessment
           Ser A...........................................   6.000    09/02/05      578,954
                                                                                 -----------
                                                                                   2,839,503
                                                                                 -----------
           COLORADO  4.3%
    260    Colorado Hsg Fin Auth Access Pgm Single Family
           Pgm Ser E.......................................   8.125    12/01/24      286,283
  1,000    Denver, CO City & Cnty Arpt Rev Ser A...........   7.400    11/15/04    1,128,690
                                                                                 -----------
                                                                                   1,414,973
                                                                                 -----------
           CONNECTICUT  2.5%
    300    Mashantucket Western Pequot Tribe CT Spl Rev Ser
           A...............................................   6.500    09/01/06      323,028
    500    New Haven, CT Indl Fac Rev Adj Govt Cent Thermal
           Energies (a)....................................   7.250    07/01/09      500,000
                                                                                 -----------
                                                                                     823,028
                                                                                 -----------
           FLORIDA  7.7%
  1,150    Florida Hsg Fin Agy Hsg Maitland Club Apts Ser
           B1 (AMBAC Insd).................................   6.750    08/01/14    1,232,892
    200    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
           Nursing Cent Partner Rfdg.......................   8.125    12/01/07      219,722
    250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg.......................   8.125    07/01/06      257,315
    300    Volusia Cnty, FL Indl Dev Auth Bishops Glen Proj
           Rfdg............................................   7.125    11/01/06      303,564
    535    Westchase East Cmnty Dev Dist FL Cap Impt Rev...   7.250    05/01/03      537,263
                                                                                 -----------
                                                                                   2,550,756
                                                                                 -----------
           GEORGIA  4.9%
  1,470    De Kalb Cnty, GA Hsg Auth Multi-Family Hsg Rev
           North Hill Apts Proj Rfdg (FNMA Collateralized)
           (b).............................................   6.625    01/01/25    1,600,668
                                                                                 -----------
           ILLINOIS  13.4%
    500    Bedford Park, IL Tax Increment 71st & Cicero
           Proj Rfdg.......................................   7.000    01/01/06      505,415
    500    Carol Stream, IL First Mtg Rev Windsor Pk Mnr
           Proj............................................   6.500    12/01/07      500,865
    500    Chicago, IL Tax Increment Allocation San
           Drainage & Ship Canal A.........................   7.375    01/01/05      505,580
    185    Danville, IL Single Family Mtg Rev Rfdg.........   7.300    11/01/10      195,238

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
            ILLINOIS (CONTINUED)
$    250    Hoffman Estates, IL Multi-Family Rev Hsg Pk Pl
            Apts Proj Rfdg (FNMA Collateralized)............   5.750%   06/01/21  $   258,330
   1,335    Illinois Dev Fin Auth Elderly Hsg Rev
            Libertyville Towers Ser A.......................   6.500    09/01/09    1,387,946
     750    Illinois Hlth Fac Auth Rev Holy Cross Hosp Proj
            Ser 94-A........................................   6.250    03/01/04      777,172
     300    Peoria, IL Spl Tax Weaverridge Spl Svc Area.....   7.625    02/01/08      305,085
                                                                                  -----------
                                                                                    4,435,631
                                                                                  -----------
            KENTUCKY  1.6%
     500    Kenton Cnty, KY Arpt Brd Rev (MBIA Insd) (a)....   5.900    03/01/05      520,960
                                                                                  -----------
            LOUISIANA  0.8%
     250    Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev...   7.500    05/26/06      255,105
                                                                                  -----------
            MASSACHUSETTS  3.8%
     500    Massachusetts St Hlth & Edl Fac Auth Rev Cent
            New England Hlth Sys Ser A......................   6.125    08/01/13      487,845
     500    Massachusetts St Hlth & Edl North Adams Regl
            Hosp Ser C......................................   6.250    07/01/04      518,615
     230    Massachusetts St Indl Fin Agy East Boston
            Neighborhood Proj...............................   7.250    07/01/06      232,875
                                                                                  -----------
                                                                                    1,239,335
                                                                                  -----------
            MICHIGAN  0.8%
     250    Michigan St Hosp Fin Auth Rev Detroit Macomb
            Hosp Corp Ser A Rfdg............................   7.300    06/01/01      252,605
                                                                                  -----------
            MINNESOTA  1.0%
     330    Minneapolis, MN Multi-Family Rev Hsg Belmont
            Apts Proj.......................................   7.000    11/01/06      331,300
                                                                                  -----------
            MISSOURI  5.6%
   1,500    Kansas City, MO Arpt Rev Genl Impt Ser A (FSA
            Insd)...........................................   7.000    09/01/12    1,661,100
     180    St. Louis Cnty, MO Indl Dev Auth Indl Rev.......   5.700    10/01/08      170,534
                                                                                  -----------
                                                                                    1,831,634
                                                                                  -----------
            NEW JERSEY  7.0%
     500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn Pt
            Marine Terminal A...............................   7.375    06/01/07      503,270
     250    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
            Proj Ser A......................................   8.000    05/15/04      257,475
   1,000    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
            Group Issue (Connie Lee Insd)...................   7.000    07/01/06    1,149,830
     375    New Jersey Hlthcare Fac Fin Auth Rev Palisades
            Med Cent........................................   7.500    07/01/06      390,956
                                                                                  -----------
                                                                                    2,301,531
                                                                                  -----------
            NEW YORK  9.4%
     310    Erie Cnty, NY Indl Dev Agy Civic Fac Rev Mercy
            Hosp Buffalo Proj Ser A.........................   5.900    06/01/03      319,235
     500    New York City Ser A.............................   7.000    08/01/07      562,595
   1,000    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
            Ser A (AMBAC Insd)..............................   6.200    08/15/05    1,094,270
   1,000    Niagara Falls, NY Pub Impt (MBIA Insd)..........   6.900    03/01/20    1,115,190
                                                                                  -----------
                                                                                    3,091,290
                                                                                  -----------

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
---------------------------------------------------------------------------------------------
            OHIO  7.0%
$    500    Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
            Retirement Cmnty Ser A Rfdg.....................   7.000%   11/15/10  $   512,075
     500    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg...   5.900    05/15/04      517,355
     250    Marion Cnty, OH Hosp Impt Rev Cmnty Hosp Rfdg...   6.375    05/15/11      257,208
   1,000    Ohio St Air Quality Dev Auth Rev Owens Corning
            Fiberglas Proj Rfdg.............................   6.250    06/01/04    1,038,720
                                                                                  -----------
                                                                                    2,325,358
                                                                                  -----------
            OKLAHOMA  1.8%
     590    Shawnee, OK Hosp Auth Hosp Rev Midamerica
            Hlthcare Inc Rfdg...............................   5.750    10/01/03      601,594
                                                                                  -----------
            PENNSYLVANIA  2.2%
     225    Erie, PA Higher Edl Bldg Auth College Rev
            Mercyhurst College Proj A Rfdg..................   5.300    03/15/03      228,634
     500    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
            Rev Friends Hosp................................   5.950    05/01/04      508,305
                                                                                  -----------
                                                                                      736,939
                                                                                  -----------
            TEXAS  3.8%
     500    Austin, TX Util Sys Rev Rfdg (AMBAC Insd) (a)...   6.500    11/15/05      543,910
     405    Mesquite, TX Hlth Fac Dev Retirement Fac
            Christian Ser A.................................   6.100    02/15/08      413,570
     300    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
            Rev Beverly Oaks Arpt Proj Ser A................   7.500    02/01/10      301,668
                                                                                  -----------
                                                                                    1,259,148
                                                                                  -----------
            UTAH  5.7%
   1,765    Utah St Hsg Fin Agy Single Family Mtg Mezz Ser
            A-1 (FHA Gtd)...................................   7.150    07/01/12    1,877,536
                                                                                  -----------
            VIRGINIA  1.6%
     500    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
            Fac Ser A.......................................   7.450    01/01/09      528,135
                                                                                  -----------
   TOTAL LONG-TERM INVESTMENTS  101.5%
     (Cost $31,766,349).........................................................   33,461,372
   SHORT-TERM INVESTMENTS  1.5%
     (Cost $500,408)............................................................      500,408
                                                                                  -----------
   TOTAL INVESTMENTS  103.0%
     (Cost $32,266,757).........................................................   33,961,780
   LIABILITIES IN EXCESS OF OTHER ASSETS  (3.0%)................................     (980,696)
                                                                                  -----------
   NET ASSETS  100.0%...........................................................  $32,981,084
                                                                                   ==========

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $32,266,757)........................  $33,961,780
Cash........................................................      157,281
Receivables:
  Interest..................................................      644,314
  Investments Sold..........................................      105,000
  Fund Shares Sold..........................................       15,077
Unamortized Organizational Cost.............................       10,874
Other.......................................................       77,956
                                                              -----------
      Total Assets..........................................   34,972,282
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    1,530,761
  Fund Shares Repurchased...................................       78,399
  Distributor and Affiliates................................       56,254
  Income Distributions......................................       40,254
  Investment Advisory Fee...................................       13,762
Accrued Expenses............................................      181,739
Deferred Compensation and Retirement Plans..................       90,029
                                                              -----------
      Total Liabilities.....................................    1,991,198
                                                              -----------
NET ASSETS..................................................  $32,981,084
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $31,729,189
Net Unrealized Appreciation.................................    1,695,023
Accumulated Undistributed Net Investment Income.............        8,696
Accumulated Net Realized Loss...............................     (451,824)
                                                              -----------
NET ASSETS..................................................  $32,981,084
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $11,713,842 and 1,142,599 shares of
    beneficial interest issued and outstanding).............  $     10.25
    Maximum sales charge (3.25%* of offering price).........          .34
                                                              -----------
    Maximum offering price to public........................  $     10.59
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,731,370 and 1,535,419 shares of
    beneficial interest issued and outstanding).............  $     10.25
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,535,872 and 540,368 shares of
    beneficial interest issued and outstanding).............  $     10.24
                                                              ===========

*On sales of $25,000 or more, the sales charge will be reduced.


                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,034,232
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $14,598, $79,351 and $29,587,
  respectively).............................................     123,536
Investment Advisory Fee.....................................      83,670
Registration................................................      25,702
Shareholder Reports.........................................      24,435
Shareholder Services........................................      23,528
Trustees Fees and Expenses..................................      19,028
Custody.....................................................      14,944
Legal.......................................................       7,240
Amortization of Organizational Costs........................       5,948
Other.......................................................      40,195
                                                              ----------
    Total Expenses..........................................     368,226
    Less Expenses Reimbursed................................      23,311
                                                              ----------
    Net Expenses............................................     344,915
                                                              ----------
NET INVESTMENT INCOME.......................................  $  689,317
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $  243,441
    Futures.................................................      (9,378)
                                                              ----------
Net Realized Gain...........................................     234,063
                                                              ----------
Unrealized Appreciation/Depreciation:
    Beginning of the Period.................................   1,782,271
    End of the Period.......................................   1,695,023
                                                              ----------
Net Unrealized Depreciation During the Period...............     (87,248)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  146,815
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  836,132
                                                              ==========

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                For the Six Months Ended June 30, 1997 and the
                   Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended      Year Ended
                                                        June 30, 1997     December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $   689,317         $ 1,413,175
Net Realized Gain.....................................       234,063             347,243
Net Unrealized Depreciation During the Period.........       (87,248)           (454,405)
                                                         -----------         -----------
Change in Net Assets from Operations..................       836,132           1,306,013
                                                         -----------         -----------
Distributions from Net Investment Income:
  Class A Shares......................................      (274,405)           (656,307)
  Class B Shares......................................      (316,389)           (666,673)
  Class C Shares......................................      (117,769)           (184,281)
                                                         -----------         -----------
    Total Distributions...............................      (708,563)         (1,507,261)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       127,569            (201,248)
                                                         -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................     2,384,217           4,946,191
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................       458,686             972,957
Cost of Shares Repurchased............................    (4,670,077)         (9,123,506)
                                                         -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    (1,827,174)         (3,204,358)
                                                         -----------         -----------
TOTAL DECREASE IN NET ASSETS..........................    (1,699,605)         (3,405,606)
NET ASSETS:
Beginning of the Period...............................    34,680,689          38,086,295
                                                         -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $8,696 and $27,942,
  respectively).......................................   $32,981,084         $34,680,689
                                                       =============         ===========

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    May 28, 1993
                                       Six Months                                   (Commencement
                                         Ended        Year Ended December 31,       of Investment
                                        June 30,    ---------------------------    Operations) to
           Class A Shares                 1997       1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................   $10.213     $10.264   $ 9.330   $10.145        $ 9.700
                                        -------     -------   -------   -------        -------
  Net Investment Income..............      .234        .455      .508      .489           .278
  Net Realized and Unrealized
    Gain/Loss........................      .042       (.032)     .900     (.815)          .462
                                        -------     -------   -------   -------        -------
Total from Investment Operations.....      .276        .423     1.408     (.326)          .740
                                        -------     -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income...........................      .237        .474      .474      .489           .273
  Distributions from Net Realized
    Gain.............................       -0-         -0-       -0-       -0-           .022
                                        -------     -------   -------   -------        -------
Total Distributions..................      .237        .474      .474      .489           .295
                                        -------     -------   -------   -------        -------
Net Asset Value, End of the Period...   $10.252     $10.213   $10.264   $ 9.330        $10.145
                                        =======     =======   =======   =======        =======
Total Return* (a)....................     2.75%**     4.27%    15.31%    (3.32%)         7.75%**
Net Assets at End of the Period (In
  millions)..........................   $  11.7     $  12.5   $  15.6   $  15.7        $  14.0
Ratio of Expenses to Average Net
  Assets*............................     1.57%       1.56%     1.00%      .67%           .14%
Ratio of Net Investment Income to
  Average Net Assets*................     4.61%       4.45%     5.10%     5.07%          4.78%
Portfolio Turnover...................       31%**       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     1.71%       1.74%     1.61%     1.75%          2.21%
Ratio of Net Investment Income to
  Average
  Net Assets.........................     4.47%       4.27%     4.49%     3.99%          2.70%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                    May 28, 1993
                                       Six Months                                   (Commencement
                                         Ended        Year Ended December 31,       of Investment
                                        June 30,    ---------------------------    Operations) to
           Class B Shares                 1997       1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................   $10.209     $10.263   $ 9.319   $10.137        $ 9.700
                                        -------     -------   -------   -------        -------
Net Investment Income................      .194        .375      .430      .417           .233
Net Realized and Unrealized
  Gain/Loss..........................      .044       (.027)     .916     (.818)          .460
                                        -------     -------   -------   -------        -------
Total from Investment Operations.....      .238        .348     1.346     (.401)          .693
                                        -------     -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income...........................      .201        .402      .402      .417           .234
  Distributions from Net Realized
    Gain.............................       -0-         -0-       -0-       -0-           .022
                                        -------     -------   -------   -------        -------
Total Distributions..................      .201        .402      .402      .417           .256
                                        -------     -------   -------   -------        -------
Net Asset Value, End of the Period...   $10.246     $10.209   $10.263   $ 9.319        $10.137
                                        =======     =======   =======   =======        =======
Total Return* (a)....................     2.39%**     3.54%    14.62%    (4.04%)         7.23%**
Net Assets at End of the Period (In
  millions)..........................   $  15.7     $  16.4   $  17.5   $  17.7        $  13.9
Ratio of Expenses to Average Net
  Assets*............................     2.32%       2.32%     1.75%     1.43%           .92%
Ratio of Net Investment Income to
  Average Net Assets*................     3.85%       3.69%     4.33%     4.30%          3.95%
Portfolio Turnover...................       31%**       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     2.46%       2.50%     2.36%     2.50%          2.98%
Ratio of Net Investment Income to
  Average Net Assets.................     3.72%       3.51%     3.72%     3.24%          1.89%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                       Six Months                                 October 19, 1993
                                         Ended        Year Ended December 31,     (Commencement of
                                        June 30,    ---------------------------   Distribution) to
           Class C Shares                 1997       1996      1995      1994     December 31, 1993
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................   $10.206     $10.260   $ 9.314   $10.134        $10.250
                                        -------     -------   -------   -------        -------
Net Investment Income................      .194        .374      .430      .419           .091
Net Realized and Unrealized
  Gain/Loss..........................      .045       (.026)     .918     (.822)         (.098)
                                        -------     -------   -------   -------        -------
Total from Investment Operations.....      .239        .348     1.348     (.403)         (.007)
                                        -------     -------   -------   -------        -------
Less:
  Distributions from Net Investment
    Income...........................      .201        .402      .402      .417           .087
  Distributions from Net Realized
    Gain.............................       -0-         -0-       -0-       -0-           .022
                                        -------     -------   -------   -------        -------
Total Distributions..................      .201        .402      .402      .417           .109
                                        -------     -------   -------   -------        -------
Net Asset Value, End of the Period...   $10.244     $10.206   $10.260   $ 9.314        $10.134
                                        =======     =======   =======   =======        =======
Total Return* (a)....................     2.29%**     3.54%    14.74%    (4.04%)         (.10%)**
Net Assets at End of the Period (In
  millions)..........................   $   5.5     $   5.8   $   4.9   $   4.7        $    .3
Ratio of Expenses to Average Net
  Assets*............................     2.32%       2.32%     1.74%     1.43%           .97%
Ratio of Net Investment Income to
  Average Net Assets*................     3.86%       3.70%     4.36%     4.34%          4.05%
Portfolio Turnover...................       31%**       45%       75%      274%            86%**
*If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.............................     2.46%       2.50%     2.34%     2.46%          2.97%
Ratio of Net Investment Income to
  Average Net Assets.................     3.72%       3.52%     3.75%     3.31%          2.06%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Tax Free Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993 with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on October 19, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $60,000. These costs are being amortized on a straight line basis over the 60 month period ending May 27, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $685,887 which will expire between December 31, 2002 and December 31, 2003.

    At June 30, 1997, for federal income tax purposes, cost of long- and short term investments is $32,266,757; the aggregate gross unrealized appreciation is $1,697,604 and the aggregate gross unrealized depreciation is $2,581, resulting in net unrealized appreciation of $1,695,023.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .500 of 1%
Over $500 million.......................................     .450 of 1%

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1997, VKAC has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $3,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $19,100 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $16,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 1,000, 100 and 100 shares of beneficial interest of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     At June 30, 1997, capital aggregated $11,229,375, $15,278,649 and
$5,221,165 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                   SHARES       VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................    75,039   $   761,384
  Class B.......................................    41,162       418,115
  Class C.......................................   118,810     1,204,718
                                                  --------   -----------
Total Sales.....................................   235,011   $ 2,384,217
                                                  ========   ===========
Dividend Reinvestment:
  Class A.......................................    17,298   $   176,098
  Class B.......................................    17,564       178,712
  Class C.......................................    10,211       103,876
                                                  --------   -----------
Total Dividend Reinvestment.....................    45,073   $   458,686
                                                  ========   ===========
Repurchases:
  Class A.......................................  (170,402)  $(1,735,120)
  Class B.......................................  (128,263)   (1,304,816)
  Class C.......................................  (159,871)   (1,630,141)
                                                  --------   -----------
Total Repurchases...............................  (458,536)  $(4,670,077)
                                                  ========   ===========

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $12,027,013, $15,986,638 and
$5,542,712 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES        VALUE
-------------------------------------------------------------------------
Sales:
  Class A.......................................   103,746    $ 1,052,973
  Class B.......................................   139,700      1,404,638
  Class C.......................................   245,967      2,488,580
                                                  --------   -----------
Total Sales.....................................   489,413    $ 4,946,191
                                                  ========   ============
Dividend Reinvestment:
  Class A.......................................    40,990    $   414,943
  Class B.......................................    38,800        392,637
  Class C.......................................    16,324        165,377
                                                  --------   -----------
Total Dividend Reinvestment.....................    96,114    $   972,957
                                                  ========   ============
Repurchases:
  Class A.......................................  (445,139)   $(4,514,663)
  Class B.......................................  (281,671)    (2,845,685)
  Class C.......................................  (172,868)    (1,763,158)
                                                  --------   -----------
Total Repurchases...............................  (899,678)   $(9,123,506)
                                                  ========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and Class C shares will be imposed on most redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and Class C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                   CLASS B           CLASS C
------------------------------------------------------------------------------
First............................................    3.00%             1.00%
Second...........................................    2.50%              None
Third............................................    2.00%              None
Fourth...........................................    1.00%              None
Fifth and Thereafter.............................     None              None

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

   For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $250 and CDSC on redeemed shares of approximately $10,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $10,540,771 and $15,003,593, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general items refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

   The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

   During the six months ended June 30, 1997, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration.

   Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                                CONTRACTS
-------------------------------------------------------------------------
Outstanding at December 31, 1996.......................             0
Futures Opened.........................................             6
Futures Closed.........................................            (6)
                                                                   --
Outstanding at June 30, 1997...........................             0
                                                                   ==

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

   Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $105,500.

     VAN KAMPEN AMERICAN CAPITAL INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER


VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

                         RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 2,071,127 shares voted for the proposal, 38,466 shares voted against and 53,202 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 2,125,882 shares voted in her favor and 36,913 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 2,125,882 shares voted in his favor and 36,913 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 2,120,981 shares voted for the proposal, 6,115 shares voted against and 35,699 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17

FLI SAR 8/97

                             LETTER TO SHAREHOLDERS




July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan
Stanley Group Inc., a world leader in
asset management. Earlier this year,
Morgan Stanley Group Inc. and Dean
Witter, Discover & Co. agreed to                       [PHOTO]
merge. The merger was completed on
May 31, creating the combined company
of Morgan Stanley, Dean Witter,        DENNIS J. MCDONNELL AND DON G. POWELL
Discover & Co. Additionally, we are
very pleased to announce that Philip
N. Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 8.58 percent yield on taxable securities for investors in the 36 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

                                          A SHARES   B SHARES   C SHARES
 TOTAL RETURNS

Six-month total return based on
  NAV(1)................................     2.82%      2.50%      2.43%
Six-month total return(2)...............    (2.06%)    (1.50%)     1.43%
One-year total return(2)................     3.79%      4.24%      7.23%
Life-of-Fund average annual total
  return(2).............................     5.56%      5.50%      6.60%
Commencement date.......................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3)....................     4.89%      4.37%      4.37%
Taxable equivalent distribution
  rate(4)...............................     7.64%      6.83%      6.83%
SEC Yield(5)............................     4.88%      4.37%      4.34%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.90%, 3.34% and 3.32% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1997                          AS OF DECEMBER 31, 1996
AAA..............  85.4%                     AAA..............  81.2%
AA...............   4.6%     [PIE CHART]     AA...............   7.7%          [PIE CHART]
A................   5.1%                     A................   6.4%
BBB..............   4.3%                     BBB..............   4.7%
Non-Rated........   0.6%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF JUNE 30, 1997                         AS OF DECEMBER 31, 1996
Health Care ...........  21.5%             Health Care ..............  33.3%
Public Education ......  17.7%             Public Education .........  11.2%
Water and Sewer .......  11.6%             Water and Sewer ..........  11.1%
Single-Family                              Single-Family
  Housing .............  11.5%               Housing ................   9.5%
Higher Education ......   9.2%             Retail
                                           Electric/Gas/Telephone ...   7.1%

 DURATION

          AS OF JUNE 30, 1997        AS OF DECEMBER 31, 1996
Duration       8.46 years                   9.44 years

                          PORTFOLIO MANAGEMENT REVIEW
        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Florida Insured Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

Q WHAT EVENTS OR MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THE FIRST HALF OF THIS YEAR?

A Interest rate changes and the state of the economy played major roles in the Fund's performance. The United States economy has been expanding for several periods. This economic prosperity is unequaled in history--with unemployment at a 27-year low and few signs of inflation. The downward trend in interest rates in recent years has given us a boost in terms of price appreciation, but also makes it more difficult to add to the income component of the Fund.
    Another factor impacting the Fund is the percentage of issues coming to market triple-A insured. In large part, this is due to an increasing appetite for safety from investors concerned about municipalities with financial difficulties. Combined with drastic cuts in insurance costs over the past four years, yields on insured bonds are much more attractive when compared to those of riskier lower-rated securities. The increase in insured issuance and the scarcity of uninsured investment grade securities has compressed the yield spreads between triple-A rated securities and lower-rated bonds. In response to this narrowing, acquisitions have emphasized quality as we feel the investor is not adequately rewarded for the additional credit risk on uninsured bonds.

Q     HOW DID THE FUND RESPOND TO THESE MARKET CONDITIONS?

A Overall, the Fund responded well to the somewhat volatile interest rate and limited supply environment. The growing economy and low unemployment rates led us to believe that the Federal Reserve Board would raise rates in March. As a result, we adjusted the portfolio's duration at the end of March to 8.19 years, slightly lower than the Lehman Brothers Bond Index of 8.43 years in an attempt to limit the susceptibility of a rise in rates affecting the Fund negatively. This proved successful. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rates. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes.
    Towards the end of the period, with indications that the economy was slowing, we adjusted duration to a neutral position in line with the benchmark, resulting in a positive influence on the Fund's total return.

Q     WHAT CHANGES HAVE YOU MADE IN THE FUND'S PORTFOLIO OVER THE PAST SIX
      MONTHS?

A We decreased our investments in the health-care sector as traditional yield spreads have narrowed between health care and essential service sector bonds such as water and sewer and education bonds. Our limited exposure to the sector was an attempt to restructure the Fund by extending call dates--selling shorter calls and buying longer calls--but was not an indication that we wanted to pull out of health care as a sector concentration. In fact, historically, insured health-care bonds have proven to be one of the best performing sectors, offering relatively higher yields.
    Because of the narrowing spreads between insured and uninsured investment grade bonds, we have increased our percentage of insured bonds which provide better liquidity. The yield advantage of uninsured investment-grade bonds over insured bonds has virtually disappeared as yield spreads tightened.
    It was our intention to increase our position in uninsured investment grade bonds to add more yield to the Fund. Currently the spread between insured and AAA-rated securities is too narrow, offering little opportunity to exercise this decision. For additional Fund portfolio highlights, please refer to page five.

Q     HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1997?

A     For the six-month period ended June 30, 1997, the Fund's total return was
      2.82 percent(1) (Class A shares at net asset value). By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond
Index, returned 3.20 percent over the same six-month period. Longer term, the Fund generated a one-year total return of 8.99 percent(1) (Class A shares at net asset value) through June 30, 1997. The Lehman Index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    At its current monthly annualized dividend level of $0.774 per share, the Fund generated a tax-free distribution rate of 4.89 percent(3) (Class A shares) as of June 30, 1997. At this distribution rate, the Fund provides shareholders in the 36 percent federal income tax bracket with a yield equivalent to a taxable investment earning 7.64 percent(4). Please refer to the chart on page four for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A The Fund is positioned to track well with the market. In the event that inflation picks up and the Fed responds with one or more rate hikes, we will adjust the portfolio's duration and some of our bond holdings. Until that time, we will maintain a neutral posture as we enter the second half of 1997.
    Presently, Florida's economy is doing well with growth outpacing the national average, and should gradually come in line with the rest of the country. Municipal bond issuance for Florida is likely to remain consistent with past years.

    We will closely monitor any new developments in the financial markets as well as Florida's economy in order to evaluate their potential impact on the Fund. We feel confident that we have positioned the Fund for solid, consistent performance.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Thomas M. Byron

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         FLORIDA  94.9%
$ 470    Brevard Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.650%  09/01/21  $   492,819
  650    Brevard Cnty, FL Sales Tax Rev (MBIA Insd).......   5.750   12/01/13      666,302
1,000    Brevard Cnty, FL Sch Brd Ctfs Ser A (AMBAC Insd)
         (b)..............................................   5.400   07/01/12    1,022,650
  500    Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.100   10/01/19      510,890
  750    Broward Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Rfdg Ser A (GNMA Collateralized).............   6.200   04/01/30      767,520
  500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp Ser
         A Rfdg (FSA Insd) (b)............................   6.500   08/15/12      539,260
1,000    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd).....   5.600   10/01/26      992,080
1,000    Dade Cnty, FL Edl Fac Auth Rev Univ of Miami Ser
         B (MBIA Insd)....................................   5.750   04/01/20    1,014,720
  980    Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.750   05/01/08    1,027,001
  500    Dade Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   6.000   05/01/14      521,115
  750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)......   5.375   10/01/16      747,263
  900    Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
         Insd)............................................   5.750   11/15/10      928,548
2,500    Florida St Brd Edl Cap Outlay Pub Edl Ser C (MBIA
         Insd)............................................   5.600   06/01/20    2,488,675
1,750    Florida St Brd Regt Univ Sys Impt Rev (MBIA
         Insd)............................................   5.625   07/01/19    1,757,122
1,750    Florida St Division Bond Fin Dept Genl Services
         Rev (AMBAC Insd).................................   5.000   07/01/12    1,698,777
  500    Hillsborough Cnty, FL Hosp Auth Hosp Rev Tampa
         Genl Hosp Proj Rfdg (FSA Insd)...................   6.375   10/01/13      536,560
  750    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
         Rev Tampa Elec Co Proj Rfdg (MBIA Insd)..........   6.250   12/01/34      804,847
1,300    Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   5.700   10/01/15    1,328,158
1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA Insd)...   6.100   10/01/18    1,048,460
1,000    Jacksonville, FL Elec Auth Rev Saint John's Pwr-2
         Ser 7 Rfdg (MBIA Insd) (b).......................   5.500   10/01/14    1,003,310
  700    Jacksonville, FL Hlth Fac Auth Hosp Rev Baptist
         Med Cent Proj Ser A Rfdg (MBIA Insd).............   7.300   06/01/19      746,802
1,000    Jacksonville, FL Wtr & Swr Rev United Wtr Proj
         (AMBAC Insd).....................................   6.350   08/01/25    1,055,170
1,000    Lee Cnty, FL Hsg Fin Auth Single Family
         Multi-Cnty Pgm Ser A (GNMA Collateralized) (b)...   7.450   09/01/27    1,110,960
  990    Manatee Cnty, FL Hsg Fin Auth Mtg Rev (GNMA
         Collateralized)..................................   6.875   11/01/26    1,079,041
  890    Martin Cnty, FL Cons Util Sys Rev Rfdg & Impt
         (FGIC Insd)......................................   5.750   10/01/08      941,931
  250    Martin Cnty, FL Hlth Hosp Martin Med Cent Ser B
         Rfdg (MBIA Insd) (a).............................   5.250   11/15/20      238,813

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$ 750    Martin Cnty, FL Indl Dev Auth Indl Dev Rev
         Indiantown Cogeneration Proj A Rfdg..............   7.875%  12/15/25  $   857,182
  545    Melbourne, FL Arpt Rev Rfdg (MBIA Insd)..........   6.250   10/01/18      577,722
  500    Miramar, FL Wastewtr Impt Assmt Rev (FGIC
         Insd)............................................   6.750   10/01/25      553,075
2,000    Naples, FL Hosp Rev Naples Cmnty Hosp Inc (MBIA
         Insd)............................................   5.500   10/01/26    1,966,960
1,500    North Broward, FL Hosp Dist Rev Rfdg & Impt (MBIA
         Insd)............................................   5.375   01/15/24    1,448,580
1,000    Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized)........................   6.550   10/01/21    1,045,300
1,680    Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.375   08/01/17    1,645,577
  250    Orange Cnty, FL Sch Brd Ctfs Partn Ser A (MBIA
         Insd)............................................   5.375   08/01/22      242,293
  900    Orange Cnty, FL Tourist Dev Tax Rev Ser B (AMBAC
         Insd)............................................   6.500   10/01/19      979,632
1,550    Palm Beach Cnty, FL Hlth Fac Auth Rev Retirement
         Cmnty............................................   5.625   11/15/20    1,522,208
  750    Palm Beach Cnty, FL Sch Brd Ctfs Partn Ser A
         (AMBAC Insd).....................................   6.375   08/01/15      801,105
  250    Pinellas Cnty, FL Edl Fac Auth Rev College Harbor
         Proj Ser B.......................................   6.500   12/01/14      253,253
1,000    Polk Cnty, FL Indl Dev Auth Tampa Elec Co Proj...   5.850   12/01/30    1,002,920
1,000    Santa Rosa Bay Bridge Auth FL Rev................   6.250   07/01/28    1,009,100
  750    Sarasota Cnty, FL Util Sys Rev (Prerefunded @
         10/01/04) (FGIC Insd)............................   6.500   10/01/14      848,002
1,000    Volusia Cnty, FL Edl Fac Auth Rev Stetson Univ
         Proj Ser A (MBIA Insd)...........................   5.500   06/01/26      989,240
  500    Volusia Cnty, FL Hlth Fac Auth Rev Hosp Fac Mem
         Hlth Rfdg & Impt (AMBAC Insd)....................   5.750   11/15/13      514,375
1,000    Volusia Cnty, FL Hlth Fac Auth Rev John Knox Hlth
         Care Rfdg........................................   6.000   06/01/17    1,011,920
                                                                               -----------
                                                                                42,337,238
                                                                               -----------
         PUERTO RICO  3.1%
  670    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg.............................................   6.625   07/01/12      721,047
  650    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)............................   5.750   07/01/15      665,685
                                                                               -----------
                                                                                 1,386,732
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $41,861,103).........................................................   43,723,970
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%..................................      914,629
                                                                               -----------
NET ASSETS  100.0%...........................................................  $44,638,599
                                                                               ===========

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $41,861,103)........................  $43,723,970
Cash........................................................      100,036
Receivables:
  Interest..................................................      600,676
  Fund Shares Sold..........................................      592,422
  Expense Reimbursement from Adviser........................       34,388
  Variation Margin on Futures...............................       16,875
Unamortized Organizational Costs............................       29,053
                                                              -----------
      Total Assets..........................................   45,097,420
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      240,043
  Income Distributions......................................       94,180
  Distributor and Affiliates................................       34,573
  Fund Shares Repurchased...................................       33,806
Deferred Compensation and Retirement Plans..................       55,143
Accrued Expenses............................................        1,076
                                                              -----------
      Total Liabilities.....................................      458,821
                                                              -----------
NET ASSETS..................................................  $44,638,599
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $43,049,011
Net Unrealized Appreciation.................................    1,800,750
Accumulated Undistributed Net Investment Income.............      110,878
Accumulated Net Realized Loss...............................     (322,040)
                                                              -----------
NET ASSETS..................................................  $44,638,599
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $23,900,390 and 1,584,722 shares of
      beneficial interest issued and outstanding)...........  $     15.08
    Maximum sales charge (4.75%* of offering price).........          .75
                                                              -----------
    Maximum offering price to public........................  $     15.83
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $20,126,923 and 1,334,061 shares of
      beneficial interest issued and outstanding)...........  $     15.09
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $611,286 and
      40,472 shares of beneficial interest issued and
      outstanding)..........................................  $     15.10
                                                              ===========
*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $1,214,185
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $27,959, $97,091 and $2,992,
  respectively).............................................     128,042
Investment Advisory Fee.....................................     105,934
Custody.....................................................      35,806
Shareholder Reports.........................................      23,259
Registration and Filing Fees................................      19,005
Trustees Fees and Expenses..................................      18,676
Auditing....................................................       9,050
Shareholder Services........................................       8,205
Legal.......................................................       4,525
Other.......................................................       8,415
Recapture of Excess Organizational Costs....................     (17,347)
                                                              ----------
  Total Expenses............................................     343,570
  Less Fees Deferred and Expenses Reimbursed ($105,934 and
    $141,477, respectively).................................     247,411
                                                              ----------
    Net Expenses............................................      96,159
                                                              ----------
NET INVESTMENT INCOME.......................................  $1,118,026
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (270,829)
  Futures...................................................     (50,661)
                                                              ----------
Net Realized Loss...........................................    (321,490)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   1,459,008
                                                              ----------
  End of the Period:
    Investments.............................................   1,862,867
    Futures.................................................     (62,117)
                                                              ----------
                                                               1,800,750
                                                              ----------
Net Unrealized Appreciation During the Period...............     341,742
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $   20,252
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $1,138,278
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended June 30, 1997 and
                  the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended      Year Ended
                                                         June 30, 1997     December 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................................   $ 1,118,026         $ 1,687,363
Net Realized Gain/Loss.................................      (321,490)            287,514
Net Unrealized Appreciation/Depreciation During the
  Period...............................................       341,742            (547,665)
                                                          -----------         -----------
Change in Net Assets from Operations...................     1,138,278           1,427,212
                                                          -----------         -----------
Distributions from Net Investment Income:
  Class A Shares.......................................      (582,994)           (868,212)
  Class B Shares.......................................      (431,886)           (768,924)
  Class C Shares.......................................       (13,239)            (17,279)
                                                          -----------         -----------
                                                           (1,028,119)         (1,654,415)
                                                          -----------         -----------
Distributions from Net Realized Gain:
  Class A Shares.......................................       (14,898)                -0-
  Class B Shares.......................................       (12,813)                -0-
  Class C Shares.......................................          (397)                -0-
                                                          -----------         -----------
                                                              (28,108)                -0-
                                                          -----------         -----------
Total Distributions....................................    (1,056,227)         (1,654,415)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....        82,051            (227,203)
                                                          -----------         -----------
FROM CAPITAL TRANSACTIONS
Proceeds from Shares Sold..............................     6,406,788          16,047,069
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................       494,368             701,942
Cost of Shares Repurchased.............................    (4,221,747)         (8,255,409)
                                                          -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....     2,679,409           8,493,602
                                                          -----------         -----------
TOTAL INCREASE IN NET ASSETS...........................     2,761,460           8,266,399
NET ASSETS:
Beginning of the Period................................    41,877,139          33,610,740
                                                          -----------         -----------
End of the Period (Including accumulated undistributed
  net investment income of $110,878 and $20,971,
  respectively)........................................   $44,638,599         $41,877,139
                                                          ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                  Six Months                                  of Investment
                                    Ended       Year Ended     Year Ended    Operations) to
                                   June 30,    December 31,   December 31,     December 31,
         Class A Shares              1997          1996           1995                 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................    $15.060        $15.203        $13.796          $14.300
                                     -------        -------        -------          -------
  Net Investment Income..........       .417           .784           .789             .291
  Net Realized and Unrealized
    Gain/Loss....................       .002          (.153)         1.416            (.507)
                                     -------        -------        -------          -------
Total from Investment
  Operations.....................       .419           .631          2.205            (.216)
                                     -------        -------        -------          -------
Less:
  Distributions from Net
    Investment
    Income.......................       .387           .774           .798             .288
  Distributions from Net Realized
    Gain.........................       .010            -0-            -0-              -0-
                                     -------        -------        -------          -------
Total Distributions..............       .397           .774           .798             .288
                                     -------        -------        -------          -------
Net Asset Value, End of the
  Period.........................    $15.082        $15.060        $15.203          $13.796
                                     =======        =======        =======          =======
Total Return* (a)................      2.82%**        4.37%         16.29%           (1.47%)**
Net Assets at End of the Period
  (In millions)..................      $23.9          $22.2          $16.2             $9.0
Ratio of Expenses to Average Net
  Assets*........................       .10%           .28%           .44%             .49%
Ratio of Net Investment Income to
  Average Net Assets*............      5.64%          5.31%          5.33%            5.13%
Portfolio Turnover...............        40%**          73%            41%              19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net
  Assets.........................      1.27%          1.47%          1.70%            1.99%
Ratio of Net Investment Income to
  Average Net Assets.............      4.47%          4.13%          4.07%            3.64%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                  Six Months                                  of Investment
                                    Ended       Year Ended     Year Ended    Operations) to
                                   June 30,    December 31,   December 31,     December 31,
         Class B Shares              1997          1996           1995                 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................    $15.064        $15.201        $13.792          $14.300
                                     -------        -------        -------          -------
  Net Investment Income..........       .359           .677           .685             .251
  Net Realized and Unrealized
    Gain/Loss....................       .004          (.154)         1.415            (.509)
                                     -------        -------        -------          -------
Total from Investment
  Operations.....................       .363           .523          2.100            (.258)
                                     -------        -------        -------          -------
Less:
  Distributions from Net
    Investment
    Income.......................       .330           .660           .691             .250
  Distributions from Net Realized
    Gain.........................       .010            -0-            -0-              -0-
                                     -------        -------        -------          -------
Total Distributions..............       .340           .660           .691             .250
                                     -------        -------        -------          -------
Net Asset Value, End of the
  Period.........................    $15.087        $15.064        $15.201          $13.792
                                     =======        =======        =======          =======
Total Return* (a)................      2.50%**        3.58%         15.53%           (1.81%)**
Net Assets at End of the Period
  (In millions)..................      $20.1          $18.9          $16.9            $10.9
Ratio of Expenses to Average Net
  Assets*........................       .85%          1.03%          1.12%            1.26%
Ratio of Net Investment Income to
  Average Net Assets*............      4.86%          4.56%          4.66%            4.31%
Portfolio Turnover...............        40%**          73%            41%              19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net
  Assets.........................      2.02%          2.22%          2.38%            2.75%
Ratio of Net Investment Income to
  Average Net Assets.............      3.69%          3.38%          3.40%            2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.


                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                              July 29, 1994
                                                                              (Commencement
                                  Six Months                                  of Investment
                                    Ended       Year Ended     Year Ended    Operations) to
                                   June 30,    December 31,   December 31,     December 31,
         Class C Shares              1997          1996           1995                 1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................    $15.081        $15.213        $13.786          $14.300
                                     -------        -------        -------          -------
  Net Investment Income..........       .378           .668           .690             .249
  Net Realized and Unrealized
    Gain/Loss....................      (.015)         (.140)         1.428            (.513)
                                     -------        -------        -------          -------
Total from Investment
  Operations.....................       .363           .528          2.118            (.264)
                                     -------        -------        -------          -------
Less:
  Distributions from Net
    Investment
    Income.......................       .330           .660           .691             .250
  Distribution from Net Realized
    Gain.........................       .010            -0-            -0-              -0-
                                     -------        -------        -------          -------
Total Distributions..............       .340           .660           .691             .250
                                     -------        -------        -------          -------
Net Asset Value, End of the
  Period.........................    $15.104        $15.081        $15.213          $13.786
                                     =======        =======        =======          =======
Total Return* (a)................      2.43%**        3.65%         15.61%           (1.81%)**
Net Assets at End of the Period
  (In thousands).................     $611.3         $849.2         $461.8            $11.4
Ratio of Expenses to Average Net
  Assets*........................       .87%          1.03%          1.13%            1.26%
Ratio of Net Investment Income to
  Average Net Assets*............      5.12%          4.56%          4.51%            4.28%
Portfolio Turnover...............        40%**          73%            41%            19%**
* If certain expenses had not
  been assumed by VKAC, total
  return would have been lower
  and the ratios would have been
  as follows:
Ratio of Expenses to Average Net
  Assets.........................      2.04%          2.22%          2.39%            2.74%
Ratio of Net Investment Income to
  Average Net Assets.............      3.95%          3.38%          3.25%            2.87%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income and Florida state intangibles taxes, consistent with preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in insured Florida municipal securities. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization. During the period, the original estimate of organizational costs of $120,000 was reduced to $70,000, reflecting the actual costs incurred. The amortization of these costs have been retroactively revised with the current year amortization expense adjusted accordingly. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long-term investments is $41,861,103; the aggregate gross unrealized appreciation is $1,864,672 and the aggregate gross unrealized depreciation is $63,922, resulting in net unrealized appreciation including open futures transactions of $1,800,750.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                          % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................      .500 of 1%

Over $500 million.......................................      .450 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1997, the Fund incurred expenses of approximately $9,000 representing VKAC's cost of providing accounting, cash management and legal services to the Fund. All of these expenses were assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund incurred expenses of approximately $3,900, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense was assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $23,133,425, $19,310,586 and $605,000 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                SHARES              VALUE
----------------------------------------------------------------------------
Sales:
  Class A...............................         245,998         $ 3,684,688
  Class B...............................         172,693           2,576,172
  Class C...............................           9,758             145,928
                                               ---------         -----------
Total Sales.............................         428,449         $ 6,406,788
                                               =========         ===========
Dividend Reinvestment:
  Class A...............................          19,605         $   292,974
  Class B...............................          12,870             192,409
  Class C...............................             600               8,985
                                               ---------         -----------
Total Dividend Reinvestment.............          33,075         $   494,368
                                               =========         ===========
Repurchases:
  Class A...............................        (151,965)        $(2,272,664)
  Class B...............................        (104,297)         (1,556,006)
  Class C...............................         (26,197)           (393,077)
                                               ---------         -----------
Total Repurchases.......................        (282,459)        $(4,221,747)
                                               =========         ===========

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $21,428,427, $18,098,011 and
$843,164 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                 Shares         Value
------------------------------------------------------------------------
Sales:
  Class A.....................................    662,550    $ 9,888,850
  Class B.....................................    371,733      5,505,878
  Class C.....................................     43,663        652,341
                                                ---------    -----------
Total Sales...................................  1,077,946    $16,047,069
                                                =========    ===========
Dividend Reinvestment:
  Class A.....................................     24,754    $   367,510
  Class B.....................................     21,677        321,647
  Class C.....................................        858         12,785
                                                ---------    -----------
Total Dividend Reinvestment...................     47,289    $   701,942
                                                =========    ===========
Repurchases:
  Class A.....................................   (282,145)   $(4,206,188)
  Class B.....................................   (255,198)    (3,772,557)
  Class C.....................................    (18,569)      (276,664)
                                                ---------    -----------
Total Repurchases.............................   (555,912)   $(8,255,409)
                                                =========    ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                      CONTINGENT DEFERRED
                                                          SALES CHARGE
             YEAR OF REDEMPTION                   CLASS B              CLASS C
------------------------------------------------------------------------------
First.......................................        4.00%                1.00%
Second......................................        3.75%                 None
Third.......................................        3.50%                 None
Fourth......................................        2.50%                 None
Fifth.......................................        1.50%                 None
Sixth.......................................        1.00%                 None
Seventh and Thereafter......................         None                 None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $7,300 and CDSC on redeemed shares of approximately $28,600. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended June 30, 1997, were $21,288,491 and $16,631,630, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at December 31, 1996...........................          -0-
Futures Opened.............................................          191
Futures Closed.............................................         (161)
                                                                    ----
Outstanding at June 30, 1997...............................           30
                                                                    ====

    The futures contracts outstanding at June 30, 1997, and the description and unrealized depreciation are as follows:

                                                               UNREALIZED
                                                 CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
Short Contracts -- U.S. Treasury Bond Futures
  September 1997
  (Current Notional Value $111,063 per
  contract)....................................         30          $62,117
                                                        ==         ========


6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $75,100.

        VAN KAMPEN AMERICAN CAPITAL FLORIDA INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* -- Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 2,117,746 shares voted for the proposal, 13,861 shares voted against and 58,433 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 2,172,091 shares voted in his favor and 17,949 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 2,170,694 shares voted in favor and 19,346 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 2,172,091 shares voted in her favor and 17,949 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 2,172,090 shares voted in his favor and 17,949 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 2,173,091 shares voted in his favor and 16,949 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 2,173,091 shares voted in his favor and 16,949 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 2,173,091 shares voted in his favor and 16,949 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 2,173,091 shares voted in his favor and 16,949 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 2,172,091 shares voted in his favor and 17,949 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 2,172,091 shares voted in his favor and 17,949 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 2,141,255 shares voted for the proposal, 12,271 shares voted against and 38,514 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 10
Statement of Operations.......................... 11
Statement of Changes in Net Assets............... 12
Financial Highlights............................. 13
Notes to Financial Statements.................... 16

NJTF SAR 8/97

                             LETTER TO SHAREHOLDERS



July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,
Discover & Co. agreed to merge. The                   [PHOTO]
merger was completed on May 31,
creating the combined company of
Morgan Stanley, Dean Witter, Discover
& Co. Additionally, we are very         DENNIS J. MCDONNELL AND DON G. POWELL
pleased to announce that Philip N.
Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC REVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET REVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 9.09 percent yield on taxable securities for investors in the 39.6 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

 TOTAL RETURNS

                                            A Shares   B Shares   C Shares
Six-month total return based on NAV(1)....     3.20%      2.83%      2.90%
Six-month total return(2).................    (1.70%)    (1.17%)     1.90%
One-year total return(2)..................     3.37%      3.72%      6.72%
Life-of-Fund average annual total
  return(2)...............................     5.22%      5.12%      6.21%
Commencement date.........................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     4.94%      4.47%      4.46%
Taxable equivalent distribution
  rate(4)................................     8.25%      7.46%      7.45%
SEC Yield(5).............................     5.09%      4.58%      4.58%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.1% combined effective federal and state tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, total return would have been lower and the SEC Yield would have been 3.51%, 3.00% and 3.00% for Classes A, B and C, respectively.

A portion of the interest income may be taxable for investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1997                                   AS OF DECEMBER 31, 1997
AAA................... 71.6%                          AAA................... 71.0%
AA....................  7.2%                          AA....................  6.1%
A.....................  4.3%      [PIE CHART]         A.....................  5.7%         [PIE CHART]
BBB................... 13.3%                          BBB................... 13.5%
Non-Rated.............  3.6%                          Non-Rated.............  3.7%



Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO HOLDINGS BY SECTOR AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF JUNE 30, 1997                         AS OF JUNE 30, 1997
Health Care............  22.4%              Health Care............  23.1%
Public Building........  17.7%              Public Building........  18.2%
General Purpose........  12.9%              Single Family
Single Family                                 Housing..............  10.5%
  Housing..............  10.3%              General Purpose........  10.4%
Retail                                      Retail
  Elec/Gas/Telephone...   8.4%                Elec/Gas/Telephone...   8.6%

 DURATION

                  AS OF JUNE 30, 1997     AS OF DECEMBER 31, 1996
Duration              8.11 years                7.72 years

                          PORTFOLIO MANAGEMENT REVIEW
          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital New Jersey Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Timothy D. Haney, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

Q     WHAT MARKET FACTORS INFLUENCED THE FUND DURING THE FIRST SIX MONTHS OF
      1997?

A The most significant issue affecting the Fund during the period was the limited supply of new bonds. New bond issuance remained stagnant in the first quarter of 1997 and improved only slightly during the second quarter. As a result, New Jersey bonds were priced at a premium compared to general market levels.
    The limited supply of new issues, combined with the fact that most new issues were insured, significantly limited the availability of high-yielding, lower-rated bonds. Historically, these lower-rated bonds have provided the yield that has enabled the Fund to pay consistently high dividends.
    On a national level, bond prices fell when the Federal Reserve Board increased short-term interest rates in March in response to the rapidly expanding economy and the fear of rising inflation. Bonds, however, rallied back when the Fed held rates steady after economic data released in April and May indicated that inflation was not growing out of control.

Q     HOW HAVE YOU MANAGED THE FUND IN LIGHT OF THIS SITUATION?

A Our trading activity has been relatively light over the past six months, due in large part to the limited supply and premium prices of municipal bonds. However, in an effort to add incremental value, we purchased several new issues and turned them around to gain short-term profits.
    Although the Fund is not sector-driven, our positions in health-care and industrial development issues have consistently provided a high level of yield. The attractive yields provided by these holdings and the very tight market of lower-rated issues helped these securities to be among the portfolio's best-performing holdings during the period.
    Throughout the period, the Fund's duration has been slightly longer than the Lehman Brothers Municipal Bond Index. At the end of the six-month reporting period, the Fund's duration stood at 8.11 years, compared to the 7.76 years for the Lehman Brothers Municipal Bond Index. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measurement of the portfolio's sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes. Despite the Fund's longer duration and a rise in interest rates in March, our performance remained positive because New Jersey municipal bonds typically remain in high demand and are less sensitive to interest rate changes. As rates began to fall after the March up-tick, the Fund's long duration position served it well. For additional Fund portfolio highlights, please refer to page five.

Q     HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 1997?

A For the six months ended June 30, 1997, the Fund generated a total return of 3.20 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 3.20 percent over the same period. The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund's net asset value closed the reporting period at $14.92 per Class A share, up from $14.84 per share six months ago. The Fund also continued to meet its goal of providing a competitive level of current tax-exempt income for the six-month period. Its Class A share tax-exempt distribution rate was 4.94 percent(3) as of June 30, based on a monthly dividend of $.0645 per share and a maximum public offering price of $15.66. For investors in the 40.1 percent combined federal and state income tax bracket, the Fund's distribution rate was equivalent to a taxable investment earning 8.25 percent(4). Please refer to the chart on page four for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A Right now, we are cautiously optimistic about the future. The New Jersey economy, though lagging the national average, is doing well. State tax cuts are likely later in the year, which will eventually put the squeeze on state agencies and municipalities. We anticipate that this will increase the supply of new bond issuance in an effort to meet financing needs once met by taxes.
    Although a Fed tightening is likely if price inflation is indicated later in the year, effects of the tightening will not be immediate, but will play a role in the Fund's return towards the end of the year and into 1998.
    It is anticipated that at the end of 1997, the New Jersey Tax Free Income Fund will be consolidated into the Municipal Income Fund in an effort to continue providing shareholders with a high level of current income exempt from federal income tax, consistent with the preservation of capital. The two funds hold similar bond issues--eighty percent investment grade securities and up to twenty percent invested in securities rated below investment grade--and seek relatively the same investment objectives. More information about the merger will be forwarded to you in the near future.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]
Timothy D. Haney

Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                        Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         NEW JERSEY  84.1%
$ 400    Atlantic City, NJ Brd Edl Sch (AMBAC Insd).........  6.125%  12/01/11  $   422,896
  250    Camden Cnty, NJ Impt Auth Lease Rev Cnty Gtd (MBIA
         Insd)..............................................  6.150   10/01/14      263,880
  150    Delaware River Port Auth PA & NJ (FGIC Insd).......  5.500   01/01/26      148,403
  500    Essex Cnty, NJ Impt Auth Lease Cnty Jail Proj A
         (MBIA Insd)........................................  5.600   12/01/16      503,540
  250    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
         Proj (Prerefunded @ 12/01/04) (AMBAC Insd).........  6.600   12/01/07      284,262
  375    Essex Cnty, NJ Impt Auth Lease Jail & Youth House
         Proj Rfdg (AMBAC Insd).............................  5.350   12/01/24      363,709
  370    Essex Cnty, NJ Ser A1 Rfdg (AMBAC Insd)............  5.375   09/01/10      374,307
  250    Hudson Cnty, NJ Ctfs Partn Correctional Fac Rfdg
         (MBIA Insd)........................................  6.600   12/01/21      269,672
  250    Lacey Muni Util Auth NJ Wtr Rev (MBIA Insd)........  6.250   12/01/24      267,708
  250    Mercer Cnty, NJ Impt Auth Rev Cap Apprec...........      *   04/01/11      121,273
  250    Mercer Cnty, NJ Impt Auth Rev Ewing Brd Edl Lease
         Proj Rfdg (MBIA Insd)..............................  5.000   11/15/16      238,495
  500    Millburn Twp, NJ Brd Edl...........................  5.350   07/15/12      508,845
  500    Monmouth Cnty, NJ Impt Auth Rev Govtl Ln (MBIA
         Insd)..............................................  5.125   12/01/16      482,685
1,000    New Jersey Bldg Auth St Bldg Rev...................  5.000   06/15/18      928,250
  500    New Jersey Econ Dev Auth Dist Heating & Cooling Rev
         Trigen Trenton Ser A...............................  6.200   12/01/10      514,150
  400    New Jersey Econ Dev Auth Holt Hauling & Warehsg Rev
         Ser G Rfdg.........................................  8.400   12/15/15      422,644
  300    New Jersey Econ Dev Auth Mkt Transition Fac Rev Sr
         Lien Ser A (MBIA Insd).............................  5.800   07/01/09      312,942
  200    New Jersey Econ Dev Auth Pollutn Ctl Rev (AMBAC
         Insd)..............................................  7.100   07/01/15      221,264
  210    New Jersey Econ Dev Auth Pollutn Ctl Rev Pub Svcs
         Elec & Gas Co Proj A (MBIA Insd)...................  6.400   05/01/32      224,204
  350    New Jersey Econ Dev Auth Rev RWJ Hlth Care Corp
         (FSA Insd).........................................  6.250   07/01/14      371,889
  300    New Jersey Econ Dev Auth Wtr Fac Rev Hackensack Wtr
         Co Proj B Rfdg (MBIA Insd).........................  5.900   03/01/24      302,502
  490    New Jersey Hlthcare Fac Fin Auth Rev Atlantic City
         Med Cent Ser C Rfdg................................  6.800   07/01/11      526,672
  700    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)......................  7.000   07/01/04      791,561
  400    New Jersey Hlthcare Fac Fin Auth Rev Christ Hosp
         Group Issue (Connie Lee Insd)......................  7.000   07/01/06      459,932
  250    New Jersey Hlthcare Fac Fin Auth Rev Englewood Hosp
         & Med Cent.........................................  6.700   07/01/15      266,165
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
         at Passaic (FSA Insd)..............................  6.000   07/01/06      270,862
  250    New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp Cent
         at Passaic (FSA Insd)..............................  6.750   07/01/19      274,675
  400    New Jersey Hlthcare Fac Fin Auth Rev Jersey Shore
         Med Cent (AMBAC Insd)..............................  6.250   07/01/21      424,136
  500    New Jersey Hlthcare Fac Fin Auth Rev Southern Ocean
         Cnty Hosp Ser A....................................  6.125   07/01/13      508,270

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                        Description                     Coupon   Maturity  Market Value
--------------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$ 400    New Jersey Sports & Exposition Auth Convention Cent
         Luxury Tax Rev Ser A Rfdg (MBIA Insd)..............  6.250%  07/01/20  $   425,664
  200    New Jersey St Edl Fac Auth Rev Caldwell College Ser
         A..................................................  7.250   07/01/25      212,190
  250    New Jersey St Edl Fac Auth Rev Glassboro St College
         Ser A (MBIA Insd)..................................  6.700   07/01/21      275,627
  300    New Jersey St Edl Fac Auth Rev Montclair St Univ
         Ser F (AMBAC Insd).................................  5.400   07/01/25      293,016
  270    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         K (MBIA Insd)......................................  6.375   10/01/26      278,667
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         O (MBIA Insd)......................................  6.300   10/01/23      514,780
  500    New Jersey St Hsg & Mtg Fin Agy Rev Home Buyer Ser
         S..................................................  6.000   10/01/21      508,810
  280    New Jersey St Tpk Auth Tpk Rev Ser C Rfdg (MBIA
         Insd)..............................................  6.500   01/01/16      316,994
  200    Port Auth NY & NJ Cons 95th Ser....................  6.125   07/15/22      207,148
  500    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)........................  5.750   12/01/25      500,165
  400    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth Rev Pub
         Svc Elec & Gas Co Proj C Rfdg (MBIA Insd)..........  6.200   08/01/30      424,340
  300    Union City, NJ (FSA Insd)..........................  6.375   11/01/10      337,434
                                                                                -----------
                                                                                 15,364,628
                                                                                -----------
         GUAM  1.4%
  250    Guam Govt Ser A....................................  5.750   09/01/04      251,952
                                                                                -----------
         PUERTO RICO  9.7%
  200    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser V
         Rfdg...............................................  6.625   07/01/12      215,238
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser T............  6.375   07/01/24      266,922
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser U Rfdg.......  6.000   07/01/14      258,512
  250    Puerto Rico Elec Pwr Auth Pwr Rev Ser Z Rfdg.......  5.500   07/01/14      246,878
  470    Puerto Rico Hsg Bank & Fin Agy Single Family Mtg
         Rev (GNMA Collateralized)..........................  6.250   04/01/29      482,366
  300    Puerto Rico Pub Bldgs Auth Gtd Pub Edl & Hlth Fac
         Ser M Rfdg (FSA Insd)..............................  5.750   07/01/15      307,239
                                                                                -----------
                                                                                  1,777,155
                                                                                -----------
TOTAL LONG-TERM INVESTMENTS  95.2%
  (Cost $16,486,185)..........................................................   17,393,735
SHORT-TERM INVESTMENTS  1.6%
  (Cost $300,000).............................................................      300,000
                                                                                -----------
TOTAL INVESTMENTS  96.8%
  (Cost $16,786,185)..........................................................   17,693,735
OTHER ASSETS IN EXCESS OF LIABILITIES  3.2%...................................      582,624
                                                                                -----------
NET ASSETS  100.0%............................................................  $18,276,359
                                                                                ===========

* Zero coupon bond

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $16,786,185)........................  $17,693,735
Cash........................................................      143,690
Receivables:
  Interest..................................................      331,263
  Fund Shares Sold..........................................      146,111
Unamortized Organizational Costs............................       36,071
                                                              -----------
      Total Assets..........................................   18,350,870
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................       36,959
  Distributor and Affiliates................................       22,975
Accrued Expenses............................................          133
Deferred Compensation and Retirement Plans..................       14,444
                                                              -----------
      Total Liabilities.....................................       74,511
                                                              -----------
NET ASSETS..................................................  $18,276,359
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $17,582,731
Net Unrealized Appreciation.................................      907,550
Accumulated Undistributed Net Investment Income.............       27,352
Accumulated Net Realized Loss...............................     (241,274)
                                                              -----------
NET ASSETS..................................................  $18,276,359
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $7,744,737 and 518,922 shares of
      beneficial interest issued and outstanding)...........  $     14.92
    Maximum sales charge (4.75%* of offering price).........          .74
                                                              -----------
    Maximum offering price to public........................  $     15.66
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $9,584,302 and 642,718 shares of
      beneficial interest issued and outstanding)...........  $     14.91
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $947,320 and 63,513 shares of beneficial
      interest issued and outstanding)......................  $     14.92
                                                              ===========

 *On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $498,988
                                                              --------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $9,495, $45,445 and $4,255, respectively)...    59,195
Investment Advisory Fee.....................................    52,608
Custody.....................................................    26,304
Printing....................................................    14,480
Shareholder Services........................................    12,129
Audit.......................................................     9,955
Legal.......................................................     7,240
Trustees Fees and Expenses..................................     4,246
Recapture of Excess Organizational Costs....................    (7,467)
Other.......................................................     5,718
                                                              --------
    Total Expenses..........................................   184,408
    Less Fees Deferred and Expenses Reimbursed ($52,608 and
      $80,782, respectively)................................   133,390
                                                              --------
    Net Expenses............................................    51,018
                                                              --------
NET INVESTMENT INCOME.......................................  $447,970
                                                              ========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 12,535
                                                              --------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   827,120
  End of the Period:
    Investments.............................................   907,550
                                                              --------
Net Unrealized Appreciation During the Period...............    80,430
                                                              --------
NET REALIZED AND UNREALIZED GAIN............................  $ 92,965
                                                              ========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $540,935
                                                              ========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1997
                and the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                   Six Months Ended      Year Ended
                                                    June 30, 1997     December 31, 1996
---------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................    $  447,970          $  803,275
Net Realized Gain.................................        12,535               5,297
Net Unrealized Appreciation/Depreciation During
  the Period......................................        80,430            (155,162)
                                                     -----------         -----------
Change in Net Assets from Operations..............       540,935             653,410
                                                     -----------         -----------
Distributions from Net Investment Income:
  Class A Shares..................................      (201,164)           (368,826)
  Class B Shares..................................      (206,909)           (392,001)
  Class C Shares..................................       (19,275)            (31,465)
                                                     -----------         -----------
    Total Distributions...........................      (427,348)           (792,292)
                                                     -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................       113,587            (138,882)
                                                     -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     1,863,434           4,761,510
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................       208,852             379,068
Cost of Shares Repurchased........................    (1,295,083)         (2,142,401)
                                                     -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................       777,203           2,998,177
                                                     -----------         -----------
TOTAL INCREASE IN NET ASSETS......................       890,790           2,859,295
NET ASSETS:
Beginning of the Period...........................    17,385,569          14,526,274
                                                     -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $27,352
  and $6,730, respectively).......................   $18,276,359         $17,385,569
                                                     ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                      July 29, 1994
                                          Six Months                                  (Commencement
                                            Ended     Year Ended     Year Ended       of Investment
                                           June 30,   December 31,   December 31,     Operations) to
Class A Shares                              1997         1996            1995       December 31, 1994
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.839       $15.000        $13.754                $14.300
                                           -------       -------        -------                -------
  Net Investment Income..................     .405          .786           .792                   .295
  Net Realized and Unrealized
    Gain/Loss............................     .067         (.173)         1.253                  (.551)
                                           -------       -------        -------                -------
Total from Investment Operations.........     .472          .613          2.045                  (.256)
Less Distributions from and in Excess of
  Net Investment Income..................     .387          .774           .799                   .290
                                           -------       -------        -------                -------
Net Asset Value, End of the Period.......  $14.924       $14.839        $15.000                $13.754
                                           =======       =======        =======                =======
Total Return* (a)........................    3.20%**       4.28%         15.26%                 (1.81%)**
Net Assets at End of the Period (In
  millions)..............................    $7.7          $7.6           $5.8                   $3.0
Ratio of Expenses to Average Net
  Assets*................................     .15%          .38%           .27%                   .17%
Ratio of Net Investment Income to Average
  Net Assets*............................    5.54%         5.35%          5.43%                  5.16%
Portfolio Turnover.......................      10%**         11%            31%                    11%**
*If certain expenses had not been assumed
  by VKAC, Total Return would have been
  lower and the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets.................................    1.72%         1.91%          2.53%                  3.17%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.98%         3.82%          3.17%                  2.17%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                    July 29, 1994
                                      Six Months                                    (Commencement
                                        Ended        Year Ended      Year Ended     of Investment
                                       June 30,     December 31,    December 31,    Operations) to
Class B Shares                          1997           1996            1995        December 31, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................     $14.826         $14.991         $13.738               $14.300
                                       -------         -------         -------               -------
  Net Investment Income...........        .349            .675            .685                  .253
  Net Realized and Unrealized
    Gain/Loss.....................        .070           (.174)          1.260                 (.563)
                                       -------         -------         -------               -------
Total from Investment
  Operations......................        .419            .501           1.945                 (.310)
Less Distributions from and in
  Excess of Net Investment
  Income..........................        .333            .666            .692                  .252
                                       -------         -------         -------               -------
Net Asset Value, End of the
  Period..........................     $14.912         $14.826         $14.991               $13.738
                                       =======         =======         =======               =======

Total Return* (a).................       2.83%**         3.52%          14.43%                (2.16%)**
Net Assets at End of the Period
  (In millions)...................        $9.6            $9.0            $8.2                  $6.5
Ratio of Expenses to Average Net
  Assets*.........................        .91%           1.13%           1.01%                  .93%
Ratio of Net Investment Income to
  Average Net Assets*.............       4.78%           4.60%           4.73%                 4.38%
Portfolio Turnover................         10%**           11%             31%                   11%**
*If certain expenses had not been
  assumed by VKAC, Total Return
  would have been lower and the
  ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets..........................       2.47%           2.66%           3.23%                 3.89%
Ratio of Net Investment Income to
  Average Net Assets..............       3.22%           3.07%           2.51%                 1.41%

**  Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.



                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                                  July 29, 1994
                                     Six Months                                   (Commencement
                                       Ended       Year Ended     Year Ended      of Investment
                                      June 30,    December 31,   December 31,     Operations) to
Class C Shares                          1997          1996           1995        December 31, 1994
--------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................  $14.829       $15.000        $13.753                 $14.300
                                      -------       -------        -------                 -------
  Net Investment Income.............     .345          .673           .706                    .240
  Net Realized and Unrealized
    Gain/Loss.......................     .074         (.178)         1.233                   (.535)
                                      -------       -------        -------                 -------
Total from Investment Operations....     .419          .495          1.939                   (.295)
Less Distributions from and in
  Excess of Net Investment Income...     .333          .666           .692                    .252
                                      -------       -------        -------                 -------
Net Asset Value, End of the
  Period............................  $14.915       $14.829        $15.000                 $13.753
                                      =======       =======        =======                 =======
Total Return* (a)...................    2.90%**       3.45%         14.42%                  (2.09%)**
Net Assets at End of the Period (In
  millions).........................     $.9           $.7            $.5                     $.2
Ratio of Expenses to Average Net
  Assets*...........................     .91%         1.13%          1.00%                    .91%
Ratio of Net Investment Income to
  Average Net Assets*...............    4.75%         4.58%          4.73%                   4.39%
Portfolio Turnover..................      10%**         11%            31%                     11%**
*If certain expenses had not been
 assumed by VKAC, Total Return would
 have been lower and the ratios
 would have been as follows:
Ratio of Expenses to Average Net
  Assets............................    2.47%         2.66%          3.23%                   3.85%
Ratio of Net Investment Income to
  Average Net Assets................    3.18%         3.05%          2.50%                   1.46%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New Jersey Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax and New Jersey gross income tax, consistent with preservation of capital. The Fund commenced investment operations on July 29, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. As of June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $120,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $16,786,185; the aggregate gross unrealized appreciation is $931,969 and the aggregate gross unrealized depreciation is $24,419, resulting in net unrealized appreciation of $907,550.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $245,890 which will expire on December 31, 2003. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October 31 losses which may not be recognized for tax purposes until the first day of the following year.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                         % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%

Over $500 million.......................................     .500 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $500 represents legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

    For the six months ended June 30, 1997, the Fund incurred expenses of approximately $5,200 representing VKAC's cost of providing cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund incurred expenses of approximately $6,900, representing ACCESS's cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $7,467,104, $9,186,271 and $929,356 for
Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                  SHARES        VALUE
------------------------------------------------------------------------
Sales:
  Class A.......................................   37,321    $   549,470
  Class B.......................................   74,292      1,093,781
  Class C.......................................   14,779        220,183
                                                  -------    -----------
Total Sales.....................................  126,392    $ 1,863,434
                                                  =======    ===========
Dividend Reinvestment:
  Class A.......................................    6,061    $    89,536
  Class B.......................................    7,268        107,255
  Class C.......................................      817         12,061
                                                  -------    -----------
Total Dividend Reinvestment.....................   14,146    $   208,852
                                                  =======    ===========
Repurchases:
  Class A.......................................  (39,441)   $  (583,279)
  Class B.......................................  (48,034)      (710,428)
  Class C.......................................      (91)        (1,376)
                                                  -------    -----------
Total Repurchases...............................  (87,566)   $(1,295,083)
                                                  =======    ===========

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,411,377, $8,695,663 and $698,488 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                   SHARES             VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     150,230       $ 2,207,610
  Class B....................................     151,165         2,223,721
  Class C....................................      22,132           330,179
                                                 --------       -----------
Total Sales..................................     323,527       $ 4,761,510
                                                 ========       ===========
Dividend Reinvestment:
  Class A....................................      11,166       $   163,918
  Class B....................................      12,797           187,745
  Class C....................................       1,867            27,405
                                                 --------       -----------
Total Dividend Reinvestment..................      25,830       $   379,068
                                                 ========       ===========
Repurchases:
  Class A....................................     (35,980)      $  (526,087)
  Class B....................................    (102,981)       (1,513,345)
  Class C....................................      (6,957)         (102,969)
                                                 --------       -----------
Total Repurchases............................    (145,918)      $(2,142,401)
                                                 ========       ===========

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
YEAR OF REDEMPTION                                 CLASS B         CLASS C
--------------------------------------------------------------------------
First............................................    4.00%           1.00%
Second...........................................    3.75%            None
Third............................................    3.50%            None
Fourth...........................................    2.50%            None
Fifth............................................    1.50%            None
Sixth............................................    1.00%            None
Seventh and Thereafter...........................     None            None

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $1,388 and CDSC on redeemed shares of approximately $17,910. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,132,348 and $1,690,350, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $37,700.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL NEW JERSEY TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

JEROME L. ROBINSON

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, this report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 873,493 shares voted for the proposal, 24,953 shares voted against and 30,133 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 912,636 shares voted in her favor and 15,944 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 912,636 shares voted in his favor and 15,944 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 891,167 shares voted for the proposal, 13,116 shares voted against and 24,296 shares abstained.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17



NYTF SAR 8/97

                            LETTER TO SHAREHOLDERS

July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,                     [PHOTO]
Discover & Co. agreed to merge. The
merger was completed on May 31,
creating the combined company of
Morgan Stanley, Dean Witter, Discover    DENNIS J. MCDONNELL AND DON G. POWELL
& Co. Additionally, we are very
pleased to announce that Philip N.
Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.


ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy

                                                           Continued on page two
by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 9.09 percent yield on taxable securities for investors in the 39.6 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.







                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]

Don G. Powell
Chairman
Van Kampen American Capital
Investment Advisory Corp.



[SIG]

Dennis J. McDonnell
President
Van Kampen American Capital
Investment Advisory Corp.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

          VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based on NAV(1)...     3.73%      3.35%      3.35%
Six-month total return(2)................    (1.22%)    (0.65%)     2.35%
One-year total return(2).................     5.00%      5.36%      8.36%
Life-of-Fund average annual total
return(2)................................     5.93%      5.87%      6.93%
Commencement date........................  07/29/94   07/29/94   07/29/94

 DISTRIBUTION RATES AND YIELD

Distribution rate(3).....................     5.02%      4.56%      4.56%
Taxable equivalent distribution
rate(4)..................................     8.45%      7.68%      7.68%
SEC Yield(5).............................     4.71%      4.20%      4.20%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 40.6% which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 3.91%, 3.36%, and 3.36% for Classes A, B and C, respectively, and total returns would have been lower.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in lower-rated securities involves a higher degree of credit and market risk. Investments in derivative securities will subject the Fund to greater risks.

Market forecasts provided in this report may not necessarily come to pass.

                             PORTFOLIO HIGHLIGHTS

          VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


                     AS OF JUNE 30, 1997
                     AAA.................  36.4%
                     AA..................   9.3%
                     A...................   4.4%      [PIE CHART]
                     BBB.................  37.7%
                     Non-Rated...........  12.2%


                     AS OF DECEMBER 31, 1996
                     AAA.................  43.8%
                     AA..................  11.4%
                     A...................   4.9%      [PIE CHART]
                     BBB.................  25.1%
                     Non-Rated...........  14.8%

Based upon the highest credit quality rating as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1997                      AS OF DECEMBER 31, 1996
Higher Education .....  16.9%            General Purpose .......  15.3%
Industrial Revenue ...  16.0%            Health Care ...........  15.2%
Health Care ..........  11.9%            Industrial Revenue ....  13.8%
Transportation .......  11.8%            Public Education ......  12.5%
General Purpose ......  11.2%            Housing ...............  10.1%

 DURATION

          AS OF JUNE 30, 1997          AS OF DECEMBER 31, 1996
Duration       8.08 years                     8.27 years

                         PORTFOLIO MANAGEMENT REVIEW
          VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital New York Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, executive vice president for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

Q WHAT EVENTS OR MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND DURING THE FIRST HALF OF THIS YEAR?

A Interest rate changes, combined with the expanding economy, proved to have the greatest impact on the Fund during the period. In response to economic data that reported a rapidly growing economy and unemployment at a 27-year low, the Federal Reserve Board elected to raise short-term interest rates by one-quarter of a percentage point in March, causing a short decline in the bond market. However, the bond market rallied when the Fed elected not to raise rates in May.
    While the downward trend in interest rates in recent years has given us a boost in terms of price appreciation, it also makes it somewhat more difficult to build the income component of the Fund's portfolio.
    New York, the second largest issuer of municipal bonds in the United States, did not experience any unusual supply or demand pressures during the period. Although the supply is available, the yield spreads between bonds continues to compress.

Q   HOW DID YOU STRUCTURE THE FUND IN LIGHT OF THIS ENVIRONMENT?

A We anticipated that the Fed would step in to head off inflation. As a result, we lowered our duration at the end of March to 7.10 years, slightly shorter than the Lehman Brothers Municipal Bond Index duration of 8.16 years. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Duration, which is expressed in years, is a measurement of the portfolio's price sensitivity to interest rate fluctuations. The shorter the duration of a portfolio, the less sensitive it is to interest rate changes.
This preemptive move proved beneficial for the Fund, because the shorter duration reduced the Fund's volatility from changes in interest rates.
    We maintained a defensive stance with a shorter duration when the Fed decided to remain neutral, and our return suffered slightly in May. After readjusting duration to a more neutral stance, we recovered our earlier losses in June.
    During March, we readjusted the portfolio by selling bonds with shorter call protection and lower yields and purchased bonds with longer calls and more attractive yields. Holding a slightly larger cash position than normal left the Fund a little underinvested, but proved beneficial when the market fell after the March up-tick. For additional Fund portfolio highlights, please refer to page five.

Q   WHICH BOND PURCHASES ARE PROVING TO BE GOOD BUYS FOR THE FUND?

A In the first half of the reporting period, we were able to increase our holdings in the transportation sector by purchasing bonds in two New York Port Authority issues. Historically, the Port Authority has provided credit quality and good value because it is generally priced attractively. Other strong additions to the Fund include the New York City Water Authority, New York General Obligation bonds, and several New York State Dormitory Authority issues.

Q   HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 1997?

A According to Lipper Analytical Services, Inc., the Fund consistently ranks in the top quartile of funds in its peer group. For the six-month period ended June 30, 1997, the Fund's total return was 3.73 percent(1) (Class A shares at net asset value). By comparison, the market in general, as represented by the Lehman Brothers Municipal Bond Index, returned 3.20 percent over the same period. This index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    Longer term, the Fund generated a one-year total return of 10.22 percent(1) (Class A shares at net asset value) through June 30. At its current monthly annualized dividend level of $.798 per share, the Fund generated a tax-free distribution rate of 5.02 percent(3) (Class A shares) as of June 30. At this distribution rate, the Fund provides shareholders in the 40.6 percent combined federal and state income tax bracket with a yield equivalent to a taxable investment earning 8.45 percent(4). Please refer to the chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A Right now, we are cautiously optimistic about the future. The success of the stock market and Wall Street often dictates the success of the State's economy. New York's economy continues to improve because of low unemployment and other indications of growth. However, many are beginning to wonder how long this prosperity will last.
    Due to the manageable size and nature of the Fund, supply and demand will have little to no effect during the second half of the year as we will continue to be selective with new additions to the Fund. We will continue to manage the Fund in a manner consistent with the philosophy we have applied since the Fund's inception, as we seek to achieve our objective of providing shareholders with a high level of current income exempt from federal and state income taxes.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments



[SIG]

Dennis Pietrzak
Portfolio Manager


                                                  Please See footnotes on Page 4

                           PORTFOLIO OF INVESTMENTS

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
($000)                      Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEW YORK MUNICIPAL BONDS  94.3%
 $400    Battery Park City Auth NY Rev Sr Ser A Rfdg......   5.000%  11/01/13  $   377,564
  500    Buffalo, NY Swr Auth Rev Swr Sys Ser G Rfdg (FGIC
         Insd)............................................   5.000   07/01/12      482,855
  750    Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt.............................................   7.650   01/01/12      774,555
  500    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg.....................   7.500   03/01/26      525,870
  800    Metropolitan Tran Auth NY Commuter Fac Rev Ser A
         (MBIA Insd)......................................   5.625   07/01/27      795,408
  500    New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled.....................   7.500   08/01/26      513,120
  500    New York City Indl Dev Agy Civic Fac Rev College
         of New Rochelle Proj.............................   5.750   09/01/17      491,465
  515    New York City Indl Dev Agy Civic Fac Rev YMCA
         Greater NY Proj..................................   5.800   08/01/16      511,565
  500    New York City Indl Dev Agy Civic Fac Rev YMCA
         Greater NY Proj Rfdg.............................   6.000   08/01/07      525,450
  500    New York City Indl Dev Agy Rev Visy Paper Inc
         Proj.............................................   7.950   01/01/28      553,290
  375    New York City Indl Dev Agy Spl Fac Rev Terminal
         One Group Assn Proj..............................   5.700   01/01/04      384,195
  500    New York City Muni Wtr Fin Auth Wtr & Swr Sys Rev
         Ser B (AMBAC Insd)...............................   5.375   06/15/19      479,475
  500    New York City Ser B..............................   5.700   08/15/07      513,905
  360    New York City Ser C..............................   7.250   08/15/24      386,021
  140    New York City Ser C (Prerefunded @ 08/15/01).....   7.250   08/15/24      155,310
  500    New York City Ser H..............................   7.000   02/01/21      547,885
  300    New York St Dorm Auth Rev City Univ Ser F........   5.000   07/01/14      273,216
  600    New York St Dorm Auth Rev City Univ Sys 3rd Genl
         Res 2 Rfdg.......................................   6.000   07/01/05      635,526
  750    New York St Dorm Auth Rev Cons City Univ Sys Ser
         A................................................   5.625   07/01/16      749,130
  500    New York St Dorm Auth Rev Court Fac Lease Ser
         A................................................   5.700   05/15/22      486,050
  570    New York St Dorm Auth Rev Dept Ed St of NY Issue
         Ser A............................................   5.800   07/01/22      565,172
  750    New York St Dorm Auth Rev FHA Nursing Home
         Menorah..........................................   5.950   02/01/17      760,927
  500    New York St Dorm Auth Rev Mental Hlth Svcs Fac
         Ser B............................................   5.500   08/15/17      483,725
  500    New York St Dorm Auth Rev St Univ Edl Fac........   5.750   05/15/10      508,455
  500    New York St Energy Resh & Dev Auth Elec Fac Rev
         Cons Edison Co NY Inc Proj Ser A (MBIA Insd).....   7.500   01/01/26      534,520
  500    New York St Energy Resh & Dev Auth Gas Fac Rev
         Brooklyn Union Gas Co Ser B (Inverse Fltg) (a)...  10.071   07/01/26      601,875
  300    New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent Proj....   6.000   04/01/00      310,563

                                               See Notes to Financial Statements

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
($000)                      Description                     Coupon   Maturity  Market Value
-------------------------------------------------------------------------------------------

         NEW YORK MUNICIPAL BONDS (CONTINUED)
 $500    New York St Environmental Fac Corp Pollutn Ctl
         Rev St Wtr Revolving Fund Ser D..................   6.850%  11/15/11  $   570,885
  500    New York St Hsg Fin Agy Rev Insd Multi-Family Mtg
         Ser B (AMBAC Insd)...............................   6.250   08/15/14      518,235
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.200   08/15/05      547,135
  500    New York St Med Care Fac Fin Agy Rev NY Hosp Mtg
         Ser A (AMBAC Insd)...............................   6.600   02/15/11      549,160
  300    New York St Med Care Fac Fin Agy Rev Presbyterian
         Hosp Mtg Ser A Rfdg (FHA Gtd)....................   5.250   08/15/14      288,033
  500    New York St Mtg Agy Rev Homeowner Mtg Ser 30B....   6.650   10/01/25      525,960
  750    New York St Mtg Agy Rev Homeowner Mtg Ser 58.....   6.400   04/01/27      786,727
  290    New York St Thruway Auth Svc Contract Rev Loc Hwy
         & Brdg...........................................   5.750   04/01/09      297,456
  370    New York St Urban Dev Corp Rev Correctional Cap
         Fac Rfdg.........................................   5.625   01/01/07      378,973
  450    New York St Urban Dev Corp Rev Correctional Cap
         Fac Ser 7........................................   5.700   01/01/27      440,258
  300    New York St Urban Dev Corp Rev Correctional Fac
         Rfdg.............................................   5.750   01/01/13      299,847
  420    Niagara Falls, NY Pub Impt (MBIA Insd)...........   6.900   03/01/20      468,380
  500    Oneida Cnty, NY Pub Impt.........................   5.850   03/15/12      503,610
  300    Port Auth NY & NJ Spl Oblig......................   7.000   10/01/07      330,912
  750    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd)......................   5.750   12/01/25      750,247
  625    Rockland Cnty, NY Solid Waste Mgmt Auth Ser B
         (AMBAC Insd).....................................   5.550   12/15/16      625,769
  400    Triborough Brdg & Tunl Auth NY Rev Genl Purp Ser
         A Rfdg...........................................   5.000   01/01/12      382,692
                                                                               -----------
TOTAL LONG-TERM INVESTMENTS  94.3%
  (Cost $21,068,829).........................................................   22,191,371
SHORT-TERM INVESTMENTS  0.9%.................................................      200,000
                                                                               -----------
TOTAL INVESTMENTS  95.2%
  (Cost $21,268,829).........................................................   22,391,371
OTHER ASSETS IN EXCESS OF LIABILITIES  4.8%..................................    1,129,116
                                                                               -----------
NET ASSETS  100.0%...........................................................  $23,520,487
                                                                               ===========

(a) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                                               See Notes to Financial Statements

                     STATEMENT OF ASSETS AND LIABILITIES

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $21,268,829)........................  $22,391,371
  Cash......................................................      599,937
Receivables:
  Interest..................................................      446,464
  Fund Shares Sold..........................................      270,282
Unamortized Organizational Costs............................       31,137
                                                              -----------
      Total Assets..........................................   23,739,191
                                                              -----------
LIABILITIES:
Payables:
  Income Distributions......................................       93,661
  Fund Shares Repurchased...................................       87,288
  Distributor and Affiliates................................        5,221
Accrued Expenses............................................       17,965
Deferred Compensation and Retirement Plans..................       14,569
                                                              -----------
      Total Liabilities.....................................      218,704
                                                              -----------
NET ASSETS..................................................  $23,520,487
                                                              ===========
NET ASSETS CONSIST OF:
Capital.....................................................  $22,417,703
Net Unrealized Appreciation.................................    1,122,542
Accumulated Undistributed Net Investment Income.............       52,849
Accumulated Net Realized Loss...............................      (72,607)
                                                              -----------
NET ASSETS..................................................  $23,520,487
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
      net assets of $11,650,149 and 769,378 shares of
      beneficial interest issued and outstanding)...........  $     15.14
    Maximum sales charge (4.75%* of offering price).........          .76
                                                              -----------
    Maximum offering price to public........................  $     15.90
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
      net assets of $11,382,107 and 751,794 shares of
      beneficial interest issued and outstanding)...........  $     15.14
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
      net assets of $488,231 and 32,248 shares of beneficial
      interest issued and outstanding)......................  $     15.14
                                                              ===========

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                           STATEMENT OF OPERATIONS

              For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $  598,649
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $11,247, $52,796 and $2,063, respectively)..      66,106
Investment Advisory Fee.....................................      59,799
Custody.....................................................      24,479
Shareholder Reports.........................................      10,860
Audit.......................................................       9,955
Shareholder Services........................................       7,323
Registration and Filing Fees................................       4,415
Trustees Fees and Expenses..................................       4,306
Legal.......................................................       3,620
Other.......................................................       3,177
Recapture of Excess Organizational Costs....................     (14,431)
                                                              ----------
    Total Expenses..........................................     179,609
    Less Fees Deferred and Expenses Reimbursed ($59,799 and
      $59,548, respectively)................................     119,347
                                                              ----------
    Net Expenses............................................      60,262
                                                              ----------
NET INVESTMENT INCOME.......................................  $  538,387
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   94,295
  Futures...................................................     (36,578)
                                                              ----------
Net Realized Gain...........................................      57,717
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     967,758
  End of the Period.........................................   1,122,542
                                                              ----------
Net Unrealized Appreciation During the Period...............     154,784
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  212,501
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  750,888
                                                              ==========

                                               See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS

                  For the Six Months Ended June 30, 1997 and
                 the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months
                                                            Ended            Year Ended
                                                        June 30, 1997     December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................       $   538,387         $   861,604
Net Realized Gain....................................            57,717             178,372
Net Unrealized Appreciation/Depreciation During the
  Period.............................................           154,784            (185,185)
                                                            -----------         -----------
Change in Net Assets from Operations.................           750,888             854,791
                                                            -----------         -----------
Distributions from Net Investment Income:
  Class A Shares.....................................          (241,205)           (354,322)
  Class B Shares.....................................          (245,210)           (471,468)
  Class C Shares.....................................            (9,550)            (17,599)
                                                            -----------         -----------
                                                               (495,965)           (843,389)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................           254,923              11,402
                                                            -----------         -----------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................         7,347,123           5,845,364
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................           262,358             429,768
Cost of Shares Repurchased...........................        (2,525,523)         (3,618,542)
                                                            -----------         -----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...         5,083,958           2,656,590
                                                            -----------         -----------
TOTAL INCREASE IN NET ASSETS.........................         5,338,881           2,667,992
NET ASSETS:
Beginning of the Period..............................        18,181,606          15,513,614
                                                            -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $52,849 and
  $10,427, respectively).............................       $23,520,487         $18,181,606
                                                            ===========         ===========

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                          Six Months                                 of Investment
                                            Ended       Year Ended     Year Ended    Operations) to
                                           June 30,    December 31,   December 31,    December 31,
             Class A Shares                  1997          1996           1995            1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.992       $15.048         $13.579         $14.300
                                          --------       -------         -------         -------
  Net Investment Income..................     .419          .816            .821            .302
  Net Realized and Unrealized
    Gain/Loss............................     .130         (.074)          1.476           (.722)
                                          --------       -------         -------         -------
Total from Investment Operations.........     .549          .742           2.297           (.420)
Less Distributions from and in Excess of
  Net Investment Income..................     .399          .798            .828            .301
                                          --------       -------         -------         -------
Net Asset Value, End of the Period.......  $15.142       $14.992         $15.048         $13.579
                                          ========       =======         =======         =======
Total Return*(a).........................     3.73**       5.14%          17.33%          (2.93%)**
Net Assets at End of the Period (In
  millions)..............................    $11.7         $7.7            $5.4             $2.9
Ratio of Expenses to Average Net
  Assets*................................     .21%          .31%            .21%            .26%
Ratio of Net Investment Income to Average
  Net Assets*............................    5.78%         5.56%           5.63%           5.27%
Portfolio Turnover.......................      27%**        126%             51%             68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................    1.40%         1.82%       2.10%         2.73%
Ratio of Net Investment Income to Average
  Net Assets.............................    4.59%         4.04%       3.74%         2.81%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                          Six Months                                 of Investment
                                            Ended       Year Ended     Year Ended    Operations) to
                                           June 30,    December 31,   December 31,    December 31,
             Class B Shares                  1997          1996           1995            1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.992          $15.046        $13.578          $14.300
                                           -------       ----------     ----------       ----------
  Net Investment Income..................     .375             .704           .713             .263
  Net Realized and Unrealized
    Gain/Loss............................     .118            (.068)         1.476            (.722)
                                           -------       ----------     ----------       ----------
Total from Investment Operations.........     .493             .636          2.189            (.459)
Less Distributions from and in Excess of
  Net Investment Income..................     .345             .690           .721             .263
                                           -------       ----------     ----------       ----------
Net Asset Value, End of the Period.......  $15.140          $14.992        $15.046          $13.578
                                           =======       ==========     ==========       ==========
Total Return*(a).........................    3.35%**          4.37%         16.47%           (3.20%)**
Net Assets at End of the Period (In
  millions)..............................  $  11.4          $  10.1        $   9.7          $   8.1
Ratio of Expenses to Average Net
  Assets*................................     .93%            1.07%           .93%             .96%
Ratio of Net Investment Income to Average
  Net Assets*............................    5.08%            4.79%          4.93%            4.58%
Portfolio Turnover.......................      27%**           126%            51%              68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets.................................    2.13%            2.60%          2.82%            3.42%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.88%            3.26%          3.04%            2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

      The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                     July 29, 1994
                                                                                     (Commencement
                                          Six Months                                 of Investment
                                            Ended       Year Ended     Year Ended    Operations) to
                                           June 30,    December 31,   December 31,    December 31,
             Class C Shares                  1997          1996           1995            1994
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.................................  $14.992          $15.041        $13.579          $14.300
                                           -------          -------        -------          -------
  Net Investment Income..................     .370             .701           .711             .267
  Net Realized and Unrealized
    Gain/Loss............................     .123            (.060)         1.472            (.725)
                                           -------          -------        -------          -------
Total from Investment Operations.........     .493             .641          2.183            (.458)
Less Distributions from and in Excess of
  Net Investment Income..................     .345             .690           .721             .263
                                           -------          -------        -------          -------
Net Asset Value, End of the Period.......  $15.140          $14.992        $15.041          $13.579
                                           =======          =======        =======          =======
Total Return*(a).........................    3.35%**          4.44%         16.39%           (3.20%)**
Net Assets at End of the Period (In
  millions)..............................  $    .5          $    .4        $    .4          $    .2
Ratio of Expenses to Average Net
  Assets*................................     .94%            1.08%           .98%             .96%
Ratio of Net Investment Income to Average
  Net Assets*............................    5.04%            4.78%          4.81%            4.58%
Portfolio Turnover.......................      27%**           126%            51%              68%**
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as  follows:
Ratio of Expenses to Average Net
  Assets.................................    2.14%            2.61%          2.86%            3.42%
Ratio of Net Investment Income to Average
  Net Assets.............................    3.84%            3.25%          2.93%            2.12%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax Free Trust, a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in a portfolio of New York municipal securities rated investment grade at the time of investment. The Fund commenced investment operations on July 29, 1994.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 or less days are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1997, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount on securities purchased are amortized over the expected life of each applicable security.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization. During the period, the original estimate of organizational costs of $120,000 was reduced to $75,000, reflecting the actual costs incurred. The amortization of these costs has been retroactively revised with the current year amortization expense adjusted accordingly. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1999. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $130,324, which will expire on December 31, 2003.

    At June 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $21,268,829; the aggregate gross unrealized appreciation is $1,133,757 and the aggregate gross unrealized depreciation is $11,215, resulting in net unrealized appreciation of $1,122,542.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                         % PER ANNUM
----------------------------------------------------------------------
First $500 million........................................  .600 of 1%
Over $500 million.........................................  .500 of 1%

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this expense has been assumed by VKAC.

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $15,600 representing VKAC's cost of providing accounting services, cash management and legal services to the Fund. All of this cost has been assumed by VKAC.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $3,700, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit. All of this expense has been assumed by VKAC.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At June 30, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $11,226,076, $10,721,234, and $470,393 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................     283,409    $ 4,250,344
  Class B......................................     197,957      2,946,489
  Class C......................................      10,063        150,290
                                                   --------    -----------
Total Sales....................................     491,429    $ 7,347,123
                                                   ========    ===========
Dividend Reinvestment:
  Class A......................................      10,208    $   152,869
  Class B......................................       6,872        102,870
  Class C......................................         441          6,619
                                                   --------    -----------
Total Dividend Reinvestment....................      17,521    $   262,358
                                                   ========    ===========
Repurchases:
  Class A......................................     (37,864)   $  (568,104)
  Class B......................................    (128,647)    (1,930,599)
  Class C......................................      (1,797)       (26,820)
                                                   --------    -----------
Total Repurchases..............................    (168,308)   $(2,525,523)
                                                   ========    ===========

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1996, capital aggregated $7,390,967, $9,602,474 and $340,304 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                     SHARES          VALUE
--------------------------------------------------------------------------
Sales:
  Class A......................................     221,959    $ 3,267,016
  Class B......................................     167,902      2,467,305
  Class C......................................       7,482        111,043
                                                   --------    -----------
Total Sales....................................     397,343    $ 5,845,364
                                                   ========    ===========
Dividend Reinvestment:
  Class A......................................      14,548    $   214,270
  Class B......................................      13,908        204,781
  Class C......................................         727         10,717
                                                   --------    -----------
Total Dividend Reinvestment....................      29,183    $   429,768
                                                   ========    ===========
Repurchases:
  Class A......................................     (78,724)   $(1,167,300)
  Class B......................................    (154,018)    (2,273,282)
  Class C......................................     (12,034)      (177,960)
                                                   --------    -----------
Total Repurchases..............................    (244,776)   $(3,618,542)
                                                   ========    ===========

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
YEAR OF REDEMPTION                                   CLASS B         CLASS C
----------------------------------------------------------------------------
First.............................................     4.00%           1.00%
Second............................................     3.75%            None
Third.............................................     3.50%            None
Fourth............................................     2.50%            None
Fifth.............................................     1.50%            None
Sixth.............................................     1.00%            None
Seventh and Thereafter............................      .00%            None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $5,000 and CDSC on redeemed shares of approximately $39,800. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $9,216,570 and $5,252,379.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract, in these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date.

                          June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended June 30, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996...........................         -0-
Futures Opened.............................................          30
Futures Closed.............................................         (30)
                                                              ---------
Outstanding at June 30, 1997...............................         -0-
                                                              =========

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $40,400.

          VAN KAMPEN AMERICAN CAPITAL NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS
DENNIS J. MCDONNELL*
  President
RONALD A. NYBERG*
  Vice President and Secretary
EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer
CURTIS W. MORELL*
  Vice President and Chief Accounting Officer
JOHN L. SULLIVAN*
  Treasurer
TANYA M. LODEN*
  Controller
PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT
ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105


LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
KPMG MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601


* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                         RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 1,024,546 shares voted for the proposal, 0 shares voted against and 36,026 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 1,052,059 shares voted in his favor and 8,513 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 1,053,489 shares voted in her favor and 7,083 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 1,053, 489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 1,053,489 shares voted in his favor and 7,083 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 1,039,903 shares voted for the proposal, 759 shares voted against and 19,911 shares abstained.